[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

UACC AUTO FINANCING TRUST V,
as Borrower,

UNITED AUTO CREDIT CORPORATION,

as Servicer and Custodian,

[***],
as Backup Servicer and Account Bank,

the LENDERS

from time to time parties hereto,

and

[***],
as Administrative Agent

AMENDED AND RESTATED WAREHOUSE AGREEMENT
Dated as of March 29, 2021

Table of Contents

Page

ARTICLE ONE DEFINITIONS; CONSTRUCTION

Section 1.01. Definitions

Section 1.02. Accounting Terms and Determinations

Section 1.03. Computation of Time Periods

Section 1.04. Interpretation

ARTICLE TWO LOANS

Section 2.01. Loans

Section 2.02. Funding Mechanics

Section 2.03. Reductions of Commitments

Section 2.04. Extensions of Commitments

Section 2.05. The Notes

Section 2.06. Optional Principal Repayments; Interpayments

Section 2.07. Payments

Section 2.08. Settlement Procedures

Section 2.09. Mandatory Payments

Section 2.10. Payments, Computations, Etc.

Section 2.11. Collections and Allocations; Investment of Funds

Section 2.12. Fees

Section 2.13. Increased Costs; Capital Adequacy; Illegality; Rating Requests

Section 2.14. Taxes

Section 2.15. Securitizations.

Section 2.16. Sharing of Payments, Etc.

Section 2.17. The Account Bank

Section 2.18. Benchmark Replacement Setting

ARTICLE THREE SECURITY

Section 3.01. Collateral and Back-Up Collateral

Section 3.02. Release of Collateral; No Legal Title

Section 3.03. Protection of Security Interest; Administrative Agent, as Attorney-in-Fact

Section 3.04. Assignment of the Purchase Agreement

Section 3.05. Waiver of Certain Laws

ARTICLE FOUR CONDITIONS OF CLOSING AND LOANS

Section 4.01. Conditions to Closing and Initial Loan

Section 4.02. Conditions Precedent to All Loans

ARTICLE FIVE REPRESENTATIONS AND WARRANTIES

Section 5.01. Representations and Warranties of the Borrower

Section 5.02. Representations and Warranties of the Borrower Relating to this Agreement and the Receivables

Section 5.03. Representations and Warranties of the Servicer

Page

Section 5.04. Retransfer of Certain Receivables

Section 5.05. Representations and Warranties of the Backup Servicer

ARTICLE SIX COVENANTS

Section 6.01. Affirmative Covenants of the Borrower

Section 6.02. Negative Covenants of the Borrower

Section 6.03. Covenant of the Borrower Relating to Hedge Transactions

Section 6.04. Affirmative Covenants of the Servicer

Section 6.05. Negative Covenants of the Servicer

ARTICLE SEVEN ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 7.01. Designation of Servicing

Section 7.02. Servicing Compensation

Section 7.03. Duties of the Servicer

Section 7.04. Collection of Payments

Section 7.05. Payment of Certain Expenses by Servicer

Section 7.06. Reports

Section 7.07. Due Diligence

Section 7.08. Annual Statement as to Compliance

Section 7.09. Annual Independent Public Accountant’s Reports

Section 7.10. Rights Prior to Assumption of Duties by the Backup Servicer or Designation of Successor Servicer

Section 7.11. Rights After Assumption of Duties by Backup Servicer or Designation of Successor Servicer; Liability

Section 7.12. Limitation on Liability of the Servicer and Others

Section 7.13. The Servicer Not to Resign

Section 7.14. Servicer Termination Events

Section 7.15. Appointment of Successor Servicer

Section 7.16. Merger or Consolidation, Assumption of Obligations or Resignation of the Servicer

Section 7.17. Responsibilities of the Borrower

Section 7.18. Custody of Receivable Files.

Section 7.19. Duties of Custodian

Section 7.20. Certain Duties for Electronic Contracts

ARTICLE EIGHT THE BACKUP SERVICER

Section 8.01. Designation of the Backup Servicer

Section 8.02. Duties of the Backup Servicer

Section 8.03. Backup Servicing Compensation

Section 8.04. Backup Servicer Removal

Section 8.05. Backup Servicer Not to Resign

Section 8.06. Monthly Backup Servicer Certificate

Section 8.07. Covenants of the Backup Servicer

ARTICLE NINE TERMINATION EVENTS

Section 9.01. Termination Events

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Page

Section 9.02. Actions Upon Occurrence of the Termination Event

Section 9.03. Exercise of Remedies

Section 9.04. Waiver of Certain Laws

Section 9.05. Power of Attorney

ARTICLE TEN INDEMNIFICATION

Section 10.01. Indemnities by the Borrower and UACC

ARTICLE ELEVEN THE ADMINISTRATIVE AGENT

Section 11.01. Authorization and Action

Section 11.02. Delegation of Duties

Section 11.03. Exculpatory Provisions

Section 11.04. Reliance

Section 11.05. Non-Reliance on Administrative Agent and Other Lenders

Section 11.06. Indemnification

Section 11.07. Administrative Agent in its Individual Capacity

Section 11.08. Successor Agents

ARTICLE TWELVE ASSIGNMENTS; PARTICIPATIONS

Section 12.01. Assignments and Participations

ARTICLE THIRTEEN MUTUAL COVENANTS REGARDING CONFIDENTIALITY

Section 13.01. Covenants of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian

Section 13.02. Covenants of the Administrative Agent and the Lenders

Section 13.03. Non-Confidentiality of Tax Treatment and Tax Structure

ARTICLE FOURTEEN MISCELLANEOUS

Section 14.01. Amendments and Waivers

Section 14.02. Notices, Etc.

Section 14.03. No Waiver, Rights and Remedies

Section 14.04. Binding Effect

Section 14.05. Term of this Agreement

Section 14.06. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE

Section 14.07. WAIVER OF JURY TRIAL

Section 14.08. Costs and Expenses

Section 14.09. No Insolvency Proceedings

Section 14.10. Recourse Against Certain Parties

Section 14.11. Limitations on Consequential, Indirect and Certain Other Damages

Section 14.12. AML Law Compliance

Section 14.13. Execution in Counterparts; Severability; Integration

Section 14.14. Limitation of Liability of Owner Trustee

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Page

SCHEDULES

Schedule A – Representations and Warranties Regarding Security Interest SA-1

Schedule B – Eligible Receivable Criteria SB-1

Schedule C – Schedule of Receivables SC-1

Schedule D – Location of Receivable Files SD-1

Schedule E – [***] SE-1

EXHIBITS

Exhibit A – Form of Funding Request A-1

Exhibit B – Form of Note B-1

Exhibit C – Form of Assignment and Acceptance C-1

Exhibit D – Credit and Collection Policy D-1

Exhibit E – Form of Power of Attorney E-1

Exhibit F – [***] F-1

Exhibit G – Form of Release of Documents G-1

Exhibit H – Form of Receivable Receipt H-1

Exhibit I – Form of Securitization Release I-1

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AMENDED AND RESTATED WAREHOUSE AGREEMENT

This Amended and Restated Warehouse Agreement, dated as of March 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is by and among UACC Auto Financing Trust V, a Delaware statutory trust, as borrower (the “Borrower”), United Auto Credit Corporation, a California corporation (“UACC”), as servicer (in such capacity, the “Servicer”) and as custodian (in such capacity, the “Custodian”), [***] (“[***]”), as backup servicer (in such capacity, the “Backup Servicer”), and as account bank (in such capacity, the “Account Bank”), the lenders from time to time parties hereto (the “Lenders”), and [***], as administrative agent for the Lenders and as agent for the Secured Parties (as defined herein) (the “Administrative Agent”), and amends and restates in its entirety the Warehouse Agreement, dated as of July 11, 2019 (as amended by Amendment No. 1 thereto dated as of March 11, 2020, Amendment No. 2 thereto dated as of April 27, 2020 and Amendment No. 3 thereto dated as of October 5, 2020, the “Existing Agreement”) among the foregoing parties. This Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Agreement or evidence payment of all or any of such obligations and liabilities.

W I T N E S S E T H:

WHEREAS, the Borrower was formed for the purpose of taking assignments of, and holding, various assets, including motor vehicle finance contracts, amounts received on or in respect of such finance contracts and proceeds of the foregoing;

WHEREAS, the Borrower has requested that the Lenders make loans to the Borrower from time to time, the proceeds of which will be used to finance the purchase price of motor vehicle retail installment contracts as described herein; and

WHEREAS, the Lenders have agreed to make such loans to the Borrower and [***] has agreed to act as Backup Servicer and Account Bank, in each case upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, effective as of the Restatement Closing Date, as follows:

ARTICLE 1

DEFINITIONS; CONSTRUCTION
Section 1.01.
Definitions Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“Account Bank” has the meaning given to such term in the Preamble.

“Account Bank Fee” means $[***] per month.

“Account Collateral” means, with respect to each Account, such Account, together with all cash, securities, financial assets (as defined in Section 8-102(a)(9) of the UCC) and investments and other property from time to time deposited or credited to such Account and all proceeds thereof.

“Account Control Agreement” means the Controlled Accounts Control Agreement relating to the Collection Account and the Reserve Account, dated as of the Closing Date, among the Borrower, the Servicer, the Administrative Agent and the Account Bank.

“Account(s)” means the Collection Account, the Local Bank Account, the Reserve Account and the Hedge Collateral Account.

“Acquired Portfolio Receivables” means Receivables purchased by UACC pursuant to a sale and purchase agreement that is approved by the Administrative Agent. For the avoidance of doubt, Acquired Portfolio Receivables shall include any Receivables that were previously pledged by UACC or any Affiliate thereof to another lender or collateral agent pursuant to another credit facility or to a trustee or collateral agent pursuant to a Securitization; provided, however that Repurchased UACST Receivables shall not constitute “Acquired Portfolio Receivables” for purposes of this Agreement.

“Additional Amount” has the meaning given to such term in Section 2.14(a).

“Administrative Agent” has the meaning given to such term in the Preamble.

“Advance Rate” means, with respect to any day, (i) so long as the Termination Date has not occurred and (a)(1) no Overcollateralization Increase Event has occurred or an Overcollateralization Increase Event has occurred that has been cured and (2) prior to the Commitment Termination Date, with respect to (A) an Acquired Portfolio Receivable, a percentage approved in writing by the Administrative Agent and (B) all Receivables other than an Acquired Portfolio Receivable, [***]% and (b)(1) an Overcollateralization Increase Event has occurred that has not been cured [***]%, or (ii) following the occurrence of the Termination Date, [***]%.

“Advisors” means accountants, attorneys, consultants, advisors, credit enhancers, liquidity providers and Persons similar to the foregoing and the respective directors, officers, employees and managers of each of the foregoing.

“Affected Party” has the meaning given to such term in Section 2.13(a).

“Affiliate” means, with respect to a Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” or “controlled” have meanings correlative to the foregoing.

“Aggregate Commitment” means, as of any day, the sum of the Commitments of each Lender.

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“Aggregate Net Principal Balance” means, as of any day, (i) the aggregate Net Principal Balance minus (ii) the Excess Concentration Amount.

“Aggregate Unpaids” means, as of any day, an amount equal to the sum of (i) the Loans Outstanding, (ii) all accrued but unpaid Interest and (iii) all Unused Fees and other Obligations owed (whether due or accrued) by the Borrower to the Secured Parties, the Backup Servicer, the Account Bank and the Custodian (if other than UACC) under this Agreement and the other Basic Documents.

“Agreement” has the meaning given to such term in the Preamble.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) [***], (ii) the NYFRB Rate in effect on such day plus [***]% and (iii) the applicable Term SOFR Reference Rate on the Reference Date with respect to such day plus [***]%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the applicable Term SOFR Reference Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Term SOFR Reference Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.11 (for the avoidance of doubt, only until the earlier to occur of (a) any amendment relating to the Alternate Base Rate becoming effective pursuant to Section 14.01 and (b) the occurrence of a Benchmark Transition Date with respect to the then-applicable Benchmark), then the Alternate Base Rate shall be the greater of the rate determined pursuant to clauses (i) and (ii) above and shall be determined without reference to clause (iii) above; provided that, if such Alternate Base Rate as so determined would be less than the Floor, such Alternate Base Rate will be deemed to be the Floor for the purposes of this Agreement and the other Basic Documents.

“Alternate Base Rate Loan” means a Loan that bears interest based on the Alternate Base Rate.

“AML Law” has the meaning given to such term in Section 14.12.

“Amortization Period” means the period commencing on the earlier to occur of (i) the Commitment Termination Date and (ii) the Termination Date, and ending on the Facility Termination Date.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of a Contract and related costs.

“Annual Percentage Rate” or “APR” means, with respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the “annual percentage rate” (within the meaning of the Federal Truth-in-Lending Act). If, after the applicable Funding Date, the rate per annum with respect to a Receivable as of such Funding Date is reduced (i) as a result of an Insolvency Proceeding involving the related Obligor or (ii) pursuant to the Servicemembers Civil Relief Act or similar State law or any other Applicable Law, “Annual Percentage Rate” or “APR” shall refer to such reduced rate.

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“Annualized Default Ratio” means, with respect to any Payment Date and the related Collection Period, the product of (i) 12 and (ii) the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period and (b) the denominator of which equals the aggregate Principal Balance of all Receivables as of the related Determination Date.

“Annualized Net Loss Ratio” means, with respect to any Payment Date and the related Collection Period, the product of (i) 12 and (ii) the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Net Losses for such Collection Period and (b) the denominator of which equals the aggregate Principal Balance of all Receivables as of the related Determination Date.

“Applicable Law” means, with respect to any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including usury laws, the Federal Truth in Lending Act, Regulation Z and Regulation B of the Consumer Financial Protection Bureau, the Securities Act, including Regulation AB, and the Exchange Act), and applicable judgments, decrees, injunctions, writs, orders or line actions of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Margin” has the meaning given to such term in the Fee Letter.

“Assignment and Acceptance” means an assignment and acceptance agreement between a Lender and an Eligible Assignee, in substantially the form of Exhibit C hereto.

“Authoritative Copy” means, with respect to any Electronic Contract, a copy of such Contract that is unique, identifiable and, except as otherwise provided in Section 9-105 of the UCC, unalterable, and is marked “original” or has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative” copy.

“Authorized Officer” means, with respect to any Person other than a natural person, any officer of such Person, including any president, vice president, executive vice president, assistant vice president, treasurer, assistant treasurer, secretary or assistant secretary or any other officer performing functions similar to those performed by such officers.

“Authorized Representative” means, with respect to the Borrower, the president or any executive vice president of UACC, as attorney-in-fact for the Borrower.

“Available Amount” means, as of any day, the positive amount, if any, by which the Facility Amount exceeds the Loans Outstanding on such day.

“Available Funds” means, for any Payment Date and the related Collection Period, the sum of (i) Collections on deposit in the Collection Account, to the extent received during or in respect of the related Collection Period, (ii) any Reserve Account Withdrawal Amount, (iii) any Monthly Accrued Interest Payment Amount made by UACC pursuant to Section 6.04(o) and (iv) investments earnings pursuant to Section 2.11(f) in excess of the Reserve Account Required Amount described in Section 2.11(f).

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“Available Funds Shortfall” means, for any Payment Date and the related Collection Period, the positive excess, if any, of (i) the amount necessary to make all distributions required to be made pursuant to clauses (i) through (v) of Section 2.08 over (ii) Available Funds (without taking into account any Reserve Account Withdrawal Amount).

“Available Liquidity” means, as of any date of determination, the sum of (i) unrestricted cash and Cash Equivalents of the Parent and (ii) undrawn committed availability under the Mudrick Capital Facility, in each case, to the extent not subject to any Lien or other restriction.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.18(d).

“Backup Servicer” has the meaning given to such term in the Preamble.

“Backup Servicer Termination Notice” has the meaning given to such term in Section 8.04.

“Backup Servicing Fee” means the fee payable to the Backup Servicer on each Payment Date in accordance with Section 2.12(b) in an amount equal to $[***] per month.

“Bankruptcy Code” means the United States Bankruptcy Code (Title 11 of the United States Code).

“Basel II” means the second Basel Accord issued by the Basel Committee on Banking Supervision.

“Basel III” means the third Basel Accord issued by the Basel Committee on Banking Supervision.

“Basic Documents” means this Agreement, each Note, the Purchase Agreement, each Transfer Agreement, the Fee Letter, the Intercreditor Agreement, the Intercreditor Party Supplement, the Trust Agreement, the Account Control Agreement, the ICA Account Control Agreement, the E-Vault Access Agreement (if any), the Electronic Collateral Control Agreement (if any), the Title Administrator Agreement (if any), all Hedging Agreements and any other document, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the transactions contemplated by this Agreement or any of the other foregoing documents.

“Benchmark” means, initially, Term SOFR; provided, that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.18(a).

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“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time in the United States and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Basic Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(i)
in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event”, the later of the date (a) of the public statement or publication of information referenced therein and (b) on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(ii)
in the case of clause (iii) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided, that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (iii) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (i) or (ii) with respect to any Benchmark upon the occurrence of the

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applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(ii)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(iii)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than [***] days after such statement or publication, the date of such statement or publication).

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“Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.18.

“Benefit Plan” means (i) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (ii) plans described in Section 4975(e)(1) of the Code, including individual retirement accounts or Keogh Plans that are not exempt under Section 4975(g) of the Code and (iii) any entities whose underlying assets include plan assets by reason of a plan’s investment in such entities.

“Borrower” has the meaning given to such term in the Preamble.

“Borrower Basic Documents” means all Basic Documents to which the Borrower is a party or by which it is bound.

“Borrower Indemnified Amounts” has the meaning given to such term in Section 10.01(a).

“Borrower Indemnified Party” has the meaning given to such term in Section 10.01(a).

“Borrower’s Account” means the bank account of the Borrower, as notified to the Administrative Agent from time to time in writing by the Borrower, into which all Principal Amounts shall be deposited, which account, as of the Closing Date, is in the name UACC Auto Financing Trust V, at the Local Bank.

“Borrowing Base” means, as of any day, an amount equal to the lesser of (i) the product of the applicable Advance Rate and the Aggregate Net Principal Balance, and (ii) the Aggregate Commitment.

“Borrowing Base Deficiency” means the circumstance in which the Loans Outstanding exceed the Borrowing Base; provided that (a) a Borrowing Base Deficiency identified in a Monthly Report that is fully cured following the Settlement Procedures specified in Section 2.08 shall not constitute a Borrowing Base Deficiency as referenced in Section 9.01(a)(xxi), and (b) a Borrowing Base Deficiency identified as of the Restatement Closing Date and is cured on or before September 12, 2025 shall not constitute a Borrowing Base Deficiency as referenced in Section 9.01(a)(xxi).

“Breakage Costs” means such amount or amounts as shall compensate any Lender for any loss, cost or expense (but excluding lost profits) incurred by such Lender (as reasonably determined by such Lender) as a result of any prepayment of a Loan (and interest thereon).

“Business Day” means (i) any day other than a Saturday or a Sunday on which commercial banking institutions are not required or authorized to be closed in Los Angeles, California, New York, New York, Chicago, Illinois, Wilmington, Delaware or Minneapolis, Minnesota and (ii) if the term “Business Day” is used in connection with the Term SOFR Reference Rate, such day must also be a U.S. Government Securities Business Day.

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“Cash Equivalents” means (a) securities with maturities of [***] days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and SOFR time deposits with maturities of [***] days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $[***], (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than [***]days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business (“S&P”) or P-1 or the equivalent thereof by Moody’s Investors Service, Inc. (“Moody’s”) and in either case maturing within [***] days after the day of acquisition, (e) securities with maturities of [***] days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A2 by Moody’s, (f) securities with maturities of [***] days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition, (h) investments in money market or common trust funds having a rating from each of Moody’s and S&P in the highest investment category for short-term unsecured debt obligations or certificates of deposit granted thereby, or (i) undrawn commitments under other credit facilities of UACC or its consolidated subsidiaries (including the Other Warehouse Agreements) for which UACC or any such subsidiary can meet all conditions precedent to borrowing such amounts and for which the use of such amounts is unrestricted under such credit facilities.

“Certificate of Title” means, with respect to a Financed Vehicle, (i) the original certificate of title relating thereto, or copies of correspondence to the applicable Registrar of Titles, and all enclosures thereto, for issuance of the original certificate of title or (ii) if the applicable Registrar of Titles issues a letter or other form of evidence of lien in lieu of a certificate of title (including electronic titling), the original lien entry letter or form or copies of correspondence to such applicable Registrar of Titles, and all enclosures thereto, for issuance of the original lien entry letter or form, which, in either case, shall name the related Obligor as the owner of such Financed Vehicle and the Originator, the Borrower or the Administrative Agent, as secured party.

“Certificate Registrar” has the meaning given to such term in the Trust Agreement.

“Change in Control” means (A) the failure (i) of Vroom, Inc. to own (directly or through wholly owned subsidiaries or other entities), free and clear of Liens, at least 51% of the outstanding voting interests of UACC, except in the event of an initial public offering of equity securities of UACC, or (ii) by UACC to own, directly or indirectly, all of the outstanding beneficial interests of the Borrower, or (B) any transaction or event as a result of which any Person or Persons who were not equity holders of Vroom, Inc. immediately prior to such transaction or event owns, directly or indirectly, more than 50% of the total voting power of the issued and outstanding voting stock of Vroom, Inc. (provided that a change in equity holders in connection with which the Controlling Person of both transferor and transferee stockholders is the same Person shall not be deemed a change in equity holders for purposes of this clause (B)).

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“Charged-off Receivable” means any Receivable or Serviced Portfolio Receivable required to be charged off in accordance with the Credit and Collection Policy.

“Closing Date” means July 11, 2019.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning given to such term in Section 3.01(a).

“Collateral Coverage Ratio” means, as of any day, the percentage equivalent of a fraction, the numerator of which equals all Loans Outstanding as of the last day of the most recent Collection Period minus any amounts to be distributed pursuant to Section 2.08(v) or Section 2.08(vi) on the related Payment Date and the denominator of which equals the Aggregate Net Principal Balance as of the last day of such Collection Period.

“Collection Account” means a segregated account established by the Servicer with the Account Bank, in the name of the Borrower, for the benefit of the Secured Parties, into which all Collections shall be deposited.

“Collection Period” means, with respect to any Payment Date, the immediately preceding calendar month, except for the first Payment Date, in which case such term means the period beginning on the initial Cutoff Date to and including the last day of July 2019.

“Collections” means, with respect to any Collection Period and the related Payment Date, (i) all cash collections or other cash proceeds of any Receivable received by the Borrower, the Servicer and the Backup Servicer in its capacity as Successor Servicer (including from the Originator or the Borrower) from or on behalf of any Obligor in payment of any amounts owed in respect of such Receivable, including all Release Amounts or Release Price amounts deposited in the Collection Account pursuant to Section 5.04, Insurance Proceeds, interest earnings in the Accounts and all Recoveries, (ii) any other funds received by the Servicer (including from the Originator or the Borrower) with respect to any Receivable (exclusive of ancillary fees and extension fees, which may be retained by the Servicer), Financed Vehicle or any other Collateral (iii) all payments received by or on behalf of the Borrower pursuant to any Hedging Agreement or Hedge Transaction and (iv) all amounts received by the Borrower or the Servicer as proceeds of Collateral sold pursuant to Section 9.02(b)(iv); in each case received and deposited during or in respect of such Collection Period or such Payment Date.

“Commitment” means, with respect to any Lender, the commitment of such Lender to fund Loans in an aggregate amount not to exceed the amount set forth below such Lender’s name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

“Commitment Proposed Extension Date” means the earlier of (i) a date no less than [***] days after the Closing Date or any date that the Commitment Termination Date is extended in accordance with Section 2.04 and (ii) each date upon which the Aggregate Commitment has been increased above $[***].

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“Commitment Termination Date” means the earlier of (i) August 28, 2026 or such later date to which the Commitment Termination Date may be extended in accordance with Section 2.04(a), (ii) the date on which a Commitment Termination Event occurs, and (iii) the Termination Date.

“Commitment Termination Event” means the earlier of (i) the failure of the Parent to maintain Available Liquidity equal to or greater than $[***], tested on a daily basis and as of any Determination Date, and (ii) the occurrence of any Servicer Termination Event or Termination Event. For the avoidance of doubt, a Commitment Termination Event shall not constitute a Termination Event unless and until a further event specified in Section 9.01(a) occurs.

“Committed Lender” means any Lender that is designated as a Committed Lender in the Assignment and Acceptance pursuant to which it became a party to this Agreement, and any assignee of such Lender to the extent of the portion of such Commitment assumed by such assignee pursuant to its respective Assignment and Acceptance.

“Concentration Limits” means that, as of any day, based on the aggregate Net Principal Balance of the Eligible Receivables (excluding any Receivables that are Acquired Portfolio Receivables):

(i)
Based on the billing addresses of the related Obligors, (a) the State having the highest aggregate Net Principal Balance of the Receivables does not account for more than with respect to (1) any State other than the States of California and Texas, [***]% of the aggregate Net Principal Balance, (2) the State of California, [***]% of the aggregate Net Principal Balance and (3) the State of Texas, [***]% of the aggregate Net Principal Balance, (b) each of the two States having the second and third highest aggregate Net Principal Balance of the Receivables does not account for more than [***]% of the aggregate Net Principal Balance, (c) the State having the fourth highest aggregate Net Principal Balance of the Receivables does not account for more than [***]% of the aggregate Net Principal Balance and (d) no other State’s aggregate Net Principal Balance of the Receivables accounts for more than [***]% of the aggregate Net Principal Balance;
(ii)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables has original terms greater than [***] months related to Financed Vehicles with mileages greater than [***] miles;
(iii)
(a) No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables relates to primary Obligors who do not have credit bureau scores or who have credit bureau scores equal to zero as of the time of origination of the related Contract and (b) No more than [***]% of the aggregate Net Principal Balance of Eligible Receivables relates to primary Obligors who have credit bureau scores less than [***] as of the time of origination of the related Contract;
(iv)
(a) No Dealer (excluding any Dealer associated with the Vroom Origination Channel) accounts for more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables, and (b) the Dealers (excluding any Dealer associated with the Vroom Origination Channel) having the first, second and third highest aggregate Net Principal

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Balance of Eligible Receivables collectively do not account for more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables;
(v)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables relates to Receivables with respect to which the related APR is greater than [***]%;
(vi)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables relates to Vroom Receivables;
(vii)
The weighted average Payment-to-Income Ratio of all Eligible Receivables shall not exceed [***]%;
(viii)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables has a Payment-to-Income Ratio greater than [***]%;
(ix)
The weighted average Debt-to-Income Ratio of all Eligible Receivables shall not exceed [***]%;
(x)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables has a Debt-to-Income Ratio greater than [***]%;
(xi)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables was originated in [***];
(xii)
The weighted average credit bureau score (for non-zero scores) of all Obligors of Eligible Receivables shall not be less than [***];
(xiii)
The weighted average Principal Balance of all Eligible Receivables shall not be greater than $[***];
(xiv)
The weighted average Loan-to-Value Ratio (CarStory) of all Eligible Receivables shall not be greater than [***]%;
(xv)
No more than [***]% of the aggregate Net Principal Balance of the Eligible Receivables has a Loan-to-Value Ratio (KBB/NADA) greater than [***]%; and
(xvi)
The weighted average Loan-to-Value Ratio (KBB/NADA) of all Eligible Receivables shall not be greater than [***]%.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.18 and other

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technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Basic Documents).

“Confidential Information” means any information with respect to the Borrower or UACC, their respective businesses or financial condition, the Receivables or Serviced Portfolio Receivables and includes (i) information transmitted in written, oral, magnetic or any other medium, (ii) all copies and reproductions, in whole or in part, of such information and (iii) all summaries, analyses, compilations, studies, notes or other records which contain, reflect or are generated from such information; provided, that Confidential Information does not include, with respect to a Person, information that (a) was already known to such Person and such knowledge was not obtained from any other entity who was known by such Person to be subject to an obligation of confidentiality or otherwise prohibited from transmitting such information to such Person, (b) is or has become part of the public domain through no act or omission of such Person, (c) is or was lawfully disclosed to such Person without restriction on disclosure by a third party, (d) is or was developed independently by such Person or (e) is or was lawfully and independently provided to such Person from a third party who is not known by such Person to be subject to an obligation of confidentiality or otherwise prohibited from transmitting such information.

“Continued Errors” has the meaning given to such term in Section 7.10(e).

“Contract” means any retail installment sale contract executed by an Obligor for a Financed Vehicle under which an extension of credit by the Originator is made in the ordinary course of business to such Obligor and which is secured by the related Financed Vehicle which the Borrower acquires all right, title or interest to from UACC pursuant to the Purchase Agreement or a related Transfer Agreement.

“Contractual Obligation” means, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. (“Controlled” and “Controlling” have the meaning correlative thereto).

“Cram Down Loss” means, with respect to a Receivable, if a court of appropriate jurisdiction in an Insolvency Proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Payments to be made on a Receivable, an amount equal to such reduction in the Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the

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rate of interest specified by the court in such order) of the Scheduled Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date such order is entered.

“Credit and Collection Policy” means, (x) with respect to the initial Servicer, the credit and collection policies of the Servicer or (y) with respect to any Successor Servicer, the customary credit and collection policies of such Successor Servicer. The Credit and Collection Policy, as in effect on the Closing Date, is attached hereto as Exhibit D.

“Custodian” means, (i) so long as no Custodian Termination Event has occurred, UACC, acting directly as Custodian and/or [***] as an agent of UACC, and (ii) following the occurrence of a Custodian Termination Event, [***] or a different successor custodian appointed pursuant to Section 7.19(j).

“Custodian Fee” means the fee payable to the Custodian on each Payment Date in accordance with Section 2.12(b), in an amount equal to, if the Custodian is (i) UACC, $0 (as the Servicing Fee covers the compensation of UACC as Custodian), and (ii) any entity other than UACC, the amount agreed upon by such Custodian, the Borrower and the Administrative Agent.

“Custodian Termination Event” means [***].

“Cutoff Date” means, with respect to Receivables transferred to the Borrower on each Funding Date, such date as shall be identified as the Cutoff Date in the related Funding Request.

“Dealer” means a franchised or independently owned automobile dealer that sold a Financed Vehicle to an Obligor and through which the Contract and related Receivable were originated by the Dealer, which Contract and Receivable were assigned by such Dealer to the Originator pursuant to the related Dealer Agreement, were assigned by the Originator to the Borrower pursuant to the Purchase Agreement and are collaterally assigned to the Administrative Agent hereunder.

“Dealer Agreement” means an existing agreement between a Dealer and the Originator regarding the terms and conditions of the acquisition by the Originator from such Dealer of Contracts and the related Receivables, which agreement includes (i) certain representations, warranties and covenants of such Dealer with respect to the Contracts and related Receivables sold by such Dealer, including that such Dealer has all applicable licenses and approvals to originate Receivables that are Eligible Receivables, and (ii) the agreement of such Dealer to repurchase Contracts and any related Receivable with respect to which one or more of such representations and warranties has been breached.

“Debt-to-Income Ratio” or “DTI” means with respect to any Receivable, , as of the related origination date, the ratio (expressed as a percentage) of (i) the sum of the scheduled monthly payment due from the related Obligor under such Receivable and all other monthly debt obligations of such Obligor (as reported in the related credit application or credit bureau report at the time of origination) to (ii) the gross monthly income of such Obligor as stated in the related credit application or as otherwise verified by the Originator at the time of origination of such Receivable.

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“Default Rate” means the sum of (a) the Interest Rate and (b) [***]%.

“Defaulted Receivable” means, with respect to any Collection Period, a Receivable for which, as of the last day of such Collection Period, (i) the Servicer has repossessed the related Financed Vehicle and either (a) the Servicer has sold and received proceeds on each sale for such Financed Vehicle and received the proceeds of such sale or (b) [**] days have passed since repossession, (ii) the Servicer has determined in good faith and in accordance with the Credit and Collection Policy that it has received all amounts it expects to recover, (iii) [***]% or more of a scheduled payment became [***] or more days delinquent (or [***] or more days delinquent, in the case of a repossessed Financed Vehicle) or (iv) the Servicer has settled such Receivable in accordance with the Credit and Collection Policy.

“Delinquency Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of all Delinquent Receivables as of the related Determination Date and (ii) the denominator of which equals the sum of (A) the aggregate Principal Balance of all Eligible Receivables as of such Determination Date and (B) the aggregate Principal Balance of all Delinquent Receivables as of such Determination Date.

“Delinquent Receivable” means any Receivable, other than a Defaulted Receivable, with respect to which more than [***]% of any Scheduled Payment remains unpaid for more than [***] days after the related due date as of any Determination Date.

“Deliver” means (x) with respect to a Tangible Contract or other item in a Receivable File (other than an Electronic Contract), to deliver physical possession of such Tangible Contract or item via personal delivery or reputable overnight delivery service and (y) with respect to an Electronic Contract, to initiate a transfer (or cause the Originator to initiate a transfer) of such Electronic Contract from the Originator Vault Partition to the Warehouse Vault Partition. The terms “Delivery” and “Delivered” have corollary meanings.

“Derivative” means any (i) exchange-traded or over-the-counter forward, future, option, swap, cap, collar, floor or foreign exchange contract or any combination of the foregoing, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) similar transaction, contract, instrument, undertaking or security or (iii) transaction, contract, instrument, undertaking or security containing any of the foregoing.

“Determination Date” means, with respect to any Payment Date and the related Collection Period, the last day of such Collection Period.

“Dissenting Lender” means a Non-Extending Lender from the date of its refusal notice or the end of the Election Period.

“Dodd-Frank Act” means The Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173), as amended.

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“Dollars” or “$” means the lawful currency of the United States.

“E-Vault Access Agreement” means an access agreement by and between the E-Vault Provider and the Custodian in form and substance satisfactory to the Administrative Agent, with such changes as may be agreed to in writing by the Administrative Agent from time to time.

“E-Vault Provider” means [***], [***] or such other Person that is satisfactory to the Administrative Agent.

“E-Vault System” means the “[***]” maintained by the E-Vault Provider (if [***]), the “[***]” maintained by the E-Vault Provider (if [***]) or any similar system maintained by any other E-Vault Provider.

“Election Period” means the 60‑day period following the date of a request for an extension pursuant to Section 2.04(a).

“Electronic Collateral Control Agreement” means an electronic collateral control agreement by and among the E-Vault Provider, the Custodian and the Administrative Agent in form and substance satisfactory to the Administrative Agent, with such changes as may be agreed to in writing by the Administrative Agent from time to time.

“Electronic Contract” means a Contract that constitutes “electronic chattel paper” under and as defined in Section 9-102(31) of the UCC.

“Eligible Assignee” means a Person (i) whose short-term rating is not less than the Short-Term Rating Requirement, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is not less than the Short-Term Rating Requirement, (ii) who is either a multi-seller commercial paper conduit or an Affiliate of a Lender or the Administrative Agent or (iii) who is acceptable to the Administrative Agent; provided that, so long as no Termination Event or Servicer Termination Event has occurred and is continuing, such Person, if not an Affiliate of the Lender, or the Administrative Agent, shall be acceptable to the Borrower.

“Eligible Commercial Vehicles” means Ford, Chevrolet, GMC, Dodge or imported trucks with: (i) a rating of 2 tons or less, and (ii) cab and chassis bodies limited to stake body, stake body with lift gate, dump body, cube van, cargo van, Ford transit or other equivalent small commercial vehicles (excluding tow trucks, bobtails, slidebacks, flatbed carriers, food trucks and other catering vehicles).

“Eligible Receivable” means, on any day, any Receivable (i) for which the related Receivable File is in the possession of the Servicer or the Custodian, (ii) which is identified on the Schedule of Receivables delivered by the Borrower to the Administrative Agent as part of a Funding Request and (iii) which satisfies each of the eligibility requirements set forth on Schedule B hereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the regulations promulgated and rulings issued thereunder.

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“ERISA Affiliate” means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or as Servicer, as applicable, (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower or with the Servicer, as applicable (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower or as Servicer, as applicable, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

“Errors” has the meaning given to such term in Section 7.10(e).

“Excess Concentration Amount” means, with respect to any day, without duplication, the aggregate Net Principal Balance of Receivables that cause one or more of the Concentration Limits to not be met; provided, however, that the Excess Concentration Amount will be $0 on any day (i) during the first [***] full Collection Periods following a Securitization (including a Securitization that closed prior to the Closing Date) or (ii) until the Loans Outstanding first exceed $[***] following the Closing Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Taxes” means (i) net income Taxes, franchise Taxes (imposed in lieu of net income Taxes) and branch profits Taxes, in each case imposed on any Lender or the Administrative Agent as a result of a present or former connection between such Lender (including any applicable lending office) or the Administrative Agent and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising from such Lender’s or the Administrative Agent’s having executed, delivered, become a party to or performed its obligations or received a payment under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced, this Agreement or the other Basic Documents, or sold or assigned any interest in a Loan or any Basic Document), (ii) any U.S. withholding Taxes that result from a Lender’s failure to comply with the requirements of Section 2.14(d), (iii) in the case of any Non-U.S. Lender, any U.S withholding Taxes that are imposed on amounts payable to such Non-U.S. Lender at the time such Non-U.S. Lender becomes a party to this Agreement or changes the applicable lending office with respect to this Agreement and (iv) any withholding Taxes under FATCA.

“Existing Receivables” means the Receivables that become a part of the Collateral in connection with the Initial Loan.

“Exported” with respect to a Contract, means the Custodian has decommissioned the related electronic chattel paper and the Authoritative Copy of such Contract is printed out pursuant to a “Paper Out”™ within the meaning specified in the System Description. “Export” and “Exporting” shall have corollary meanings.

“Extended Receivable” means any Receivable for which an extension or payment deferment was made (or is in effect) pursuant to the Credit and Collection Policy.

“Extension Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of all Receivables that were Extended Receivables during such Collection

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Period and (ii) the denominator of which equals the daily average aggregate Principal Balance of all Receivables during such Collection Period.

“Facility Amount” means (i) prior to the Termination Date, the lesser of the Aggregate Commitment on such day and $150,000,000 (if prior to September 24, 2022) or $200,000,000 (if on or after September 24, 2022), and (ii) on and after the Termination Date, the Loans Outstanding.

“Facility Termination Date” means the earlier of (i) the date following the Termination Date on which the Aggregate Unpaids have been indefeasibly paid in full and (ii) the Final Maturity Date.

“FAS 166/167 Rules” means the final rule, titled “Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues”, adopted December 15, 2009, by the Federal Accounting Standard Board.

“FATCA” means Sections 1471 through 1474 of the Code, as in effect on the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any regulations or official interpretations thereof (including any revenue ruling, revenue procedure, notice or similar guidance issued by the IRS thereunder as a precondition to relief or exemption from Taxes under such provisions) and any fiscal or regulatory legislation, rules or official administrative practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System.

“Fee Letter” means the Amended and Restated Fee Letter, dated as of [____], 2025, among the Borrower, the Servicer and the Administrative Agent, setting forth the Unused Fee Rate, the Upfront Fee and the Applicable Margin.

“Final Maturity Date” means July [25], 2027.

“Financed Vehicle” means, with respect to a Receivable or a Serviced Portfolio Receivable, any new or used automobile, light-duty truck, minivan, sport utility vehicle or other passenger vehicle (including any Eligible Commercial Vehicle), together with all accessions thereto, securing the related Obligor’s Indebtedness thereunder.

“Floor” means the benchmark rate floor with respect to the Benchmark provided in this Agreement (as of the Closing Date, the modification, amendment or renewal of this Agreement or otherwise), which, as of the Closing Date, is [***]%.

“Formation Documents” means, with respect to (i) the Borrower, the Trust Agreement and certificate of trust and (ii) UACC, its articles of incorporation and bylaws.

“Funding Date” means each Business Day on which a Loan is made and Receivables are added to the Collateral in connection with such Loan.

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“Funding Request” means a written notice from the Borrower requesting a Loan and including the items required by Section 2.01(b), substantially in the form of Exhibit A hereto.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States.

“Governmental Authority” means, with respect to any Person, any nation or government, any State or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any bank examiner, any central bank or comparable agency and any court or arbitrator having jurisdiction over such Person.

“Hedge Breakage Costs” means, with respect to any Hedge Transaction, any amount payable by the Borrower to the related Hedge Counterparty upon the early termination of such Hedge Transaction or any portion thereof.

“Hedge Collateral” means all of the rights of the Borrower, whether now existing or hereafter acquired, in and to all Hedging Agreements, Hedge Transactions, any amounts on deposit in the Hedge Collateral Accounts, and all present and future amounts payable by all Hedge Counterparties to the Borrower under or in connection with such Hedging Agreements and Hedge Transactions with such Hedge Counterparties.

“Hedge Collateral Account” has the meaning given to such term in Section 6.03(c).

“Hedge Counterparty” means any entity that (i) on the date of entering into any Hedging Agreement, is either a Lender or an Affiliate of a Lender or (ii) on the date of entering into any Hedge Transaction (a) is an interest rate swap dealer that has been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld), (b) whose debt ratings meet each of the Long-Term Rating Requirement and the Short-Term Rating Requirement and (c) agrees that in the event that Moody’s or Standard & Poor’s reduces its long-term unsecured debt rating below the Long-Term Rating Requirement or its short-term unsecured debt rating below the Short-Term Rating Requirement, it shall (1) transfer its rights and obligations under each Hedge Transaction to another entity that meets the requirements of this definition and has entered into a Hedging Agreement with the Borrower on or prior to the date of such transfer or (2) post collateral in an amount and form and upon such terms as are satisfactory to the Administrative Agent in its sole discretion. Each Hedge Counterparty must consent to the assignment of the Borrower’s rights under the Hedging Agreement to the Administrative Agent pursuant to Section 6.03(b).

“Hedge Transaction” means each transaction between the Borrower and a Hedge Counterparty entered into pursuant to Section 6.03(a), which transaction shall be governed by a Hedging Agreement.

“Hedging Agreement” means each agreement between the Borrower and a Hedge Counterparty which governs one or more Hedge Transactions entered into pursuant to Section 6.03(a), which agreement shall be an interest rate cap, interest rate swap or other interest rate hedging agreement evidenced by either (i) a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc. (“ISDA”), together with a “Schedule” thereto, any applicable “Credit Support Annex” thereto and each “Confirmation” thereunder

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confirming the specific terms of each such Hedge Transaction, in form and substance satisfactory to the Administrative Agent, or (ii) an ISDA long-form confirmation.

“ICA Account Control Agreement” means the Deposit Account Control Agreement relating to the Collateral Account (as defined therein, and subject to the Intercreditor Agreement), dated as of February 2, 2011, among UACC Auto Financing Trust, UACC and [***].

“Indebtedness” means, with respect to any Person and any day, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (ii) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (iii) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (iv) all indebtedness, obligations or liabilities of that Person in respect of Derivatives.

“Indemnified Amounts” means all Borrower Indemnified Amounts, UACC Indemnified Amounts and Seller Indemnified Amounts.

“Indemnified Party” means the Borrower Indemnified Parties, UACC Indemnified Parties and the Seller Indemnified Parties.

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under the Loan or any Basic Document and (ii) to the extent not otherwise described in (i) Other Taxes.

“Initial Loan” means the first Loan made on or after the Closing Date.

“Insolvency Event” means, with respect to any Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of [***] consecutive days or (ii) the commencement by such Person of a voluntary case under any Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, rearrangement, receivership, insolvency, reorganization, suspension of payments, marshaling of assets and liabilities or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

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“Insolvency Proceeding” means, with respect to any Person, any bankruptcy, insolvency, arrangement, rearrangement, conservatorship, moratorium, suspension of payments, readjustment of debt, reorganization, receivership, liquidation, marshaling of assets and liabilities or similar proceeding of or relating to such Person under any Insolvency Laws.

“Instrument” means any “instrument” (as defined in Article 9 of the UCC), other than an instrument that constitutes part of chattel paper.

“Insurance Policy” means, with respect to any Receivable, (i) an insurance policy covering physical damage to or loss of the related Financed Vehicle or (ii) any lender’s single interest, credit life, disability, hospitalization or similar insurance policy with respect to the related Obligor.

“Insurance Proceeds” means any amounts payable or any payments made under any Insurance Policy.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of February 2, 2011, among [***], UACC, UACC Auto Financing Trust and each of the intercreditor parties thereto.

“Intercreditor Party Supplement” means the Intercreditor Party Supplement, dated as of the Closing Date, among the Borrower, the Administrative Agent and the parties to the Intercreditor Agreement.

“Interpayments” means Collections on deposit in the Collection Account that are used to repay at least $[***] in principal amount of Loans Outstanding pursuant to Section 2.06(e).

“Interest” means, for any Interest Period and each Loan (or portion thereof) outstanding during such Interest Period, interest on the outstanding Principal Amount of such Loan computed pursuant to Section 2.07; provided, however, that (i) no provision of this Agreement shall require or permit the collection of Interest in excess of the Maximum Lawful Rate and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

“Interest Period” means, with respect to any Payment Date, the immediately preceding Collection Period (or, in the case of the first Payment Date following the Closing Date, from and including the Closing Date to and including the last day of the Collection Period in which the Closing Date occurs); provided, however, that any Interest Period that commences before the Facility Termination Date that would otherwise end after the Facility Termination Date shall end on the Facility Termination Date.

“Interest Rate” means, with respect to any Loan (or portion thereof) on any day, the sum of (i) Term SOFR on such day and (ii) the Applicable Margin; provided, however, that for the avoidance of doubt, upon the automatic occurrence, or the declaration of the occurrence, of the Termination Date in accordance with Section 9.01(b), the Interest Rate for each Loan (or portion thereof) shall be a rate per annum equal to the Default Rate.

“Invested Percentage” means, for a Lender on any day, the percentage equivalent of (i) the sum of (a) the portion of the Loans Outstanding (if any) funded by such Lender on or prior to such

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day, plus (b) any portion of the Loans Outstanding acquired by such Lender on or prior to such day as an assignee from another Lender pursuant to an Assignment and Acceptance, minus (c) any portion of the Loans Outstanding assigned by such Lender to an assignee on or prior to such day pursuant to an Assignment and Acceptance, divided by (ii) the Loans Outstanding on such day.

“Investment” means, with respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the U.S. Internal Revenue Service.

“Lender” means a Committed Lender, and “Lenders” means, collectively, all of the Committed Lenders.

“Lender Advance” means, with respect to a Committed Lender, such Lender’s Lender Percentage of the Principal Amount of a particular Loan to be made to the Borrower on a Funding Date.

“Lender Percentage” means, with respect to a Committed Lender, its Commitment as a percentage of the Aggregate Commitment.

“Lender Register” has the meaning given to such term in Section 12.01(d).

“Leverage Ratio” means, with respect to any Person as of any day, the ratio of such Person’s total Indebtedness (less the sum of such Person’s (i) unrestricted cash on hand in excess of $[***] and (ii) restricted cash used for any prefunding of Securitizations) to its Tangible Net Worth, in each case, as of the last day of the immediately preceding calendar quarter.

“Lien” means any mortgage, lien, pledge, charge, claim, security interest or encumbrance of any kind.

“Loan” has the meaning given to such term in Section 2.01(a).

“Loan-to-Value Ratio (CarStory)” means, with respect to any Receivable, the percentage equivalent of a fraction, (i) the numerator of which is the original Principal Balance of such Receivable and (ii) the denominator of which is the wholesale trade-in book value of the related Financed Vehicle as determined by the CarStory valuation data (taking into account specific features and mileage of such Financed Vehicle) as of the date of origination of such Receivable.

“Loan-to-Value Ratio (KBB/NADA)” means, with respect to any Receivable, the percentage equivalent of a fraction, (i) the numerator of which is the original Principal Balance of such Receivable and (ii) the denominator of which is the wholesale trade-in book value of the related Financed Vehicle as reflected in the N.A.D.A. or Kelley Blue Book appraisal guides (taking into account specific features and mileage of such Financed Vehicle) at the date of origination of such Receivable.

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“Loans Outstanding” means, on any day, the aggregate Principal Amount of Loans made on or prior to such day, reduced from time to time by payments and distributions in respect of principal of such Loans in accordance with the terms hereof.

“Local Bank” means [***] or, so long as no Termination Event or Servicer Termination Event shall have occurred and is continuing, any other bank selected by the Servicer (and consented to by the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed) that is a Qualified Institution.

“Local Bank Account” means a bank account established and maintained by the Servicer at the Local Bank for the benefit of the Secured Parties pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement.

“Long-Term Rating Requirement” means, with respect to any Person, that such Person has a long-term unsecured debt rating of not less than A by Standard & Poor’s and not less than A2 by Moody’s.

“Material Adverse Effect” means, with respect to any Person and to any event or circumstance, a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of such Person, taken as a whole, (ii) the validity, enforceability or collectability of this Agreement or any other Basic Document or the validity, enforceability or collectability of a material portion of (a) the Contracts, (b) the Receivables or (c) any other Collateral, in each of clauses (a), (b) and (c), taken as a whole, (iii) the rights and remedies of the Secured Parties under this Agreement or any other Basic Document, (iv) the ability of such Person to perform its obligations under this Agreement or any other Basic Document to which it is a party or (v) the status, existence, perfection, priority or enforceability of the interest of the Administrative Agent or the Lenders in the Collateral.

“Maximum Lawful Rate” means the highest rate of interest permissible under Applicable Law.

“Monthly Accrued Interest Payment Amount” means, with respect to any Payment Date and the related Collection Period during which an Interpayment is made, an amount equal to the sum of, without duplication, (i) the amount, if any, by which Collections for such Collection Period are not sufficient to make the Interest payments described in clause (iv) of Section 2.08 on such Payment Date and (ii) an amount equal to Interest on the Loans repaid by such Interpayment through the end of the related Interest Period.

“Monthly Backup Servicer Certificate” means a monthly report of the Backup Servicer in the form agreed upon among the Backup Servicer, the Borrower and the Administrative Agent.

“Monthly Principal Payment Amount” means, with respect to any Payment Date and the related Collection Period, the amount, if any, necessary to reduce the Loans Outstanding to the Borrowing Base as of the last day of such Collection Period.

“Monthly Report” means a monthly statement of the Servicer delivered on each Reporting Date with respect to the immediately preceding Collection Period, [***], which may be modified

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from time to time as mutually agreed by the Servicer, the Backup Servicer, the Account Bank and the Administrative Agent.

“Moody’s” means Moody’s Investors Service, Inc.

“Mudrick Capital Facility” means that certain line of credit provided by Mudrick Capital Management, L.P to Vroom, Inc, Darkwater Funding, LLC, and United Auto Credit Corporation pursuant to that certain Loan and Security Agreement dated as of March 8, 2025 with undrawn availability of $[***] as of the Restatement Closing Date.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate of the Borrower, or by the Servicer or any ERISA Affiliate of the Servicer, as applicable, on behalf of its employees.

“Net Loss” means, with respect to any Payment Date and the related Collection Period, an amount equal to (i) the aggregate Principal Balance of all Receivables that first became Defaulted Receivables during such Collection Period minus (ii) all Recoveries received by the Servicer during such Collection Period.

“Net Principal Balance” means on any day with respect to all of the Receivables or a specified portion of the Receivables, as indicated by the context, the aggregate Principal Balance of all such Receivables that are Eligible Receivables.

“Non-Extending Lender” means, after its respective Commitment Termination Date, each Committed Lender that has declined to extend such Commitment Termination Date in accordance with Section 2.04, to the extent not replaced pursuant to Section 2.04(b).

“Non-U.S. Lender” means a Lender that is not a “United States person” as defined in Code Section 7701(a)(30).

“Note” has the meaning given to such term in Section 2.05(a).

“NYFRB Rate” means, for any day, the greater of (a) the rate calculated by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate and (b) 0%

“Obligations” means all loans, advances, debts, liabilities, indemnities and obligations for monetary amounts owing by the Borrower to the Secured Parties, the Administrative Agent, the Backup Servicer, the Account Bank, the Custodian (if other than UACC) or any of their respective assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of the Loans, any Hedging Agreement or any other Basic Document, whether or not evidenced by any separate note, agreement or other instrument, including all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), amounts

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payable pursuant to Section 2.13, Breakage Costs, Hedge Breakage Costs, Indemnified Amounts, fees, including any and all arrangement fees, loan fees and Unused Fees, and any and all other fees, expenses, costs, indemnities or other sums (including attorney fees and disbursements) chargeable to the Borrower under the Basic Documents.

“Obligor” means each Person obligated to make payments pursuant to a Receivable or Serviced Portfolio Receivable, including any guarantor thereof.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Officer’s Certificate” means a certificate signed by any officer of the Borrower, the Servicer, the Originator, the Backup Servicer or the Custodian, as the case may be, and delivered to the Administrative Agent.

“Opinion of Counsel” means, with respect to any Person, a written opinion of counsel, who is reasonably acceptable to the Administrative Agent.

“Originator” means UACC.

“Originator Vault Partition” means the segregated partition of the E-Vault System governed by an E-Vault Access Agreement which reflects the owner of record as UACC.

“Other Taxes” means any and all present or future recording, stamp, documentary, court, intangible, recording, filing or similar taxes, charges or levies arising from any payment made under this Agreement or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to this Agreement or other Basic Document.

“Other Warehouse Agreements” means all warehouse agreements, credit agreements, funding agreements or similar agreements of UACC and its Affiliates, other than this Agreement, that are secured or collateralized by motor vehicle receivables.

“Overcollateralization Increase Events” means, that as of any Payment Date, any of the following events occurs: (i) the arithmetic mean of the Serviced Portfolio Delinquency Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%; (ii) the arithmetic mean of the Delinquency Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%; (iii)(a) with respect to Payment Dates occurring in the months of April through October, the arithmetic mean of the Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]% and (b) with respect to all other Payment Dates, the arithmetic mean of the Serviced Portfolio Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%; (iv) the UACC Excess Spread Percentage for the related Collection Period is less than [***]% or the Vroom Excess Spread Percentage for the related Collection Period is less than [***]%; (v) the arithmetic mean of the Serviced Portfolio Extension Ratio for the related Collection Period and the two previous Collection Period exceeds [***]%; (vi) the arithmetic mean of the Serviced Portfolio Annualized Default Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%, (vii)(a) with respect to Payment Dates occurring in the months of April through October, the arithmetic mean of the Annualized Net Loss Ratio for

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the related Collection Period and the two previous Collection Periods exceeds [***]% and (b) with respect to all other Payment Dates, the arithmetic mean of the Annualized Net Loss Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]%; (viii) the arithmetic mean of the Extension Ratio for the related Collection Period and the two previous Collection Period exceeds [***]%; (ix) the arithmetic mean of the Annualized Default Ratio for the related Collection Period and the two previous Collection Periods exceeds [***]% or (x) the failure of the Parent to maintain Available Liquidity equal to or greater than $[***] at any time, including as of any Determination Date; provided that no Overcollateralization Increase Event specified in the foregoing clauses (ii) and (iv) and clauses (vii) through (ix) shall be deemed to have occurred until the Loans Outstanding first exceed $[***] following the Closing Date or any Securitization Date. Notwithstanding the foregoing, any Overcollateralization Increase Event may be cured and deemed not to exist if for three consecutive Payment Dates following a Payment Date on which such Overcollateralization Increase Event occurred, (a) such Overcollateralization Increase Event shall not exist and (b) no other Overcollateralization Increase Event shall have occurred.

“Overcollateralization Percentage” means, as of any date of determination, a fraction, expressed as a percentage, equal to (a) the excess of (x) the Aggregate Net Principal Balance of all Eligible Receivables as of such date over (y) the Loans Outstanding on such date, divided by (b) the Aggregate Net Principal Balance of all Eligible Receivables as of such date.

“Owner Trustee” means [***].

“Owners” means the Lenders that are owners of record of the Notes.

“Paper-In Contract” means a Tangible Contract that has been converted to an Electronic Contract in accordance with the requirements of the E-Vault System.

“Parent” means Vroom Finance Holdings, LLC, a Delaware limited liability company, and its successors.

“Partial Expiration Event” means the occurrence of the election of one or more Non-Extending Lenders after the Commitment Termination Date to not extend its Commitment, unless such Non-Extending Lender is replaced pursuant to Section 2.04(b) or unless the Termination Date shall have occurred.

“Partial Expiration Event Amount” means the portion of Loans Outstanding payable in connection with a Partial Expiration Event.

“Payment Date” means the 12th day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day, commencing August 12, 2019.

“Payment-to-Income Ratio” or “PTI” means, with respect to any Receivable, , as of the related origination date, the ratio (expressed as a percentage) of (i) the scheduled monthly payment due from the related Obligor under such Receivable (including principal and interest, but excluding taxes, insurance, and ancillary fees) to (ii) the gross monthly income of such Obligor as stated in the related credit application or as otherwise verified by the Originator at the time of origination of such Receivable.

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“Pension Plans” means an “employee pension benefit plan,” as such term is defined in Section 3 of ERISA, which is subject to Title IV of ERISA or Section 412 of the Code and which is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate of the Borrower, or by the Servicer or any ERISA Affiliate of the Servicer, as applicable, for any of its employees or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any ERISA Affiliate of the Borrower, or to which the Servicer or any ERISA Affiliate of the Servicer, as applicable, is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

“Permitted Investments” means any of the following types of investments:

(1)
marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and which have a maturity of not more than [***] days from the date of acquisition;
(2)
bankers’ acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than [***] days from the date of acquisition) denominated in Dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $[***], the short-term obligations of which meet or exceed the Short‑Term Rating Requirement;
(3)
repurchase obligations with a term of not more than [***] days for underlying securities of the types described in clauses (i) and (ii) above entered into with any bank of the type described in clause (ii) above;
(4)
commercial paper rated at least A‑1 by Standard & Poor’s and Prime‑1 by Moody’s;
(5)
money market funds registered under the Investment Company Act having a rating, at the time of such investment, of not less than Aaa by Moody’s and AAAm by Standard & Poor’s (including any such funds for which the Account Bank in its individual capacity, or any of its Affiliates, receives compensation as administrator, sponsor, agent or the like);
(6)
demand deposits, time deposits or certificates of deposit (having original maturities of no more than [***]days) of depository institutions or trust companies incorporated under the laws of the United States or any State (or domestic branches of any foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall meet or exceed the Short‑Term Rating Requirement; and
(7)
any other investments approved in writing by the Administrative Agent;

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provided, that each of the Permitted Investments may be purchased by the Account Bank or through an Affiliate of the Account Bank.

“Permitted Liens” means (i) Liens in favor of the Administrative Agent, as agent for the Secured Parties, created pursuant to this Agreement or any other Basic Document and (ii) Liens related to a Financed Vehicle for taxes, labor, materials or storage, (iii) Liens for taxes and assessments and governmental charges or levies that are not yet due and payable or that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, provided that they have been fully reserved for in accordance with GAAP, and (iv) with respect to the Accounts, Liens in favor of the Account Bank.

“Person” means any individual, partnership, corporation, limited liability company, joint stock company, trust (including a business or statutory trust), unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

“Post Office Box” means one or more post office boxes established and maintained by the Servicer for the benefit of the Secured Parties pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement.

“Post Office Box Processor” means [***] and any other Person that may from time to time perform lockbox services with respect to one or more Post Office Boxes.

“Power of Attorney” means a Power of Attorney of the Borrower appointing the Administrative Agent as its lawful attorney in accordance with Section 9.05, in substantially the form of Exhibit E.

“Prime Rate” for any date of determination means the highest rate of interest (or if a range is given, the highest prime rate) published in [***] on such date as constituting the “prime rate” or “base rate” in such publication’s table of [***] or, if [***] is not published on such date, then in [***] most recently published.

“Principal Amount” means, with respect to any Loan, the aggregate amount advanced by the Lenders on the Funding Date in respect of such Loan.

“Principal Balance” means, with respect to a Receivable or Serviced Portfolio Receivable, as of the close of business on a Determination Date, the Amount Financed of such Receivable or Serviced Portfolio Receivable minus the sum of the following related amounts, without duplication, (i) that portion of all Scheduled Payments actually received on or prior to such day allocable to principal using the Simple Interest Method, (ii) any payment of the Release Price or Release Amount with respect to a Receivable allocable to principal, (iii) any Cram Down Loss and (iv) any prepayment in full or any partial prepayment applied in reduction of principal.

“Purchase Agreement” means the Purchase and Contribution Agreement, dated as of the Closing Date, between UACC and the Borrower, and each Transfer Agreement.

“Qualified Institution” means any depository institution or trust company organized under the laws of the United States or any State (or any domestic branch of a foreign bank), (i) (a) that

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meets, or the parent of which meets, either (1) the Long-Term Rating Requirement or (2) the Short-Term Rating Requirement or (b) is otherwise acceptable to the Administrative Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

“Quarterly Report” means a data tape, which shall include as to each Receivable such information as shall be agreed upon by the Administrative Agent and the Servicer, including such information as the Administrative Agent may reasonably request from time to time to satisfy or fulfill regulatory requirements applicable to the Secured Parties, including capital treatment under Basel II or Basel III.

“Rating Agency” means any nationally recognized statistical ratings organization acceptable to the Administrative Agent.

“Rating Request” means a written request by the Administrative Agent to the Borrower and the Servicer, stating that the Administrative Agent intends to request that one or more Rating Agencies publicly issue a rating of at least the Required Rating to the transactions contemplated by this Agreement.

“Reborrowing” means, to the extent that any portion of the Loans has been repaid in connection with a repayment pursuant to Section 2.06 or a Securitization pursuant to Section 2.15, the reborrowing by the Borrower of all or a portion of such repaid amounts otherwise subject to and in accordance with the terms hereof.

“Receivable” means Indebtedness owed to the Originator or the Borrower by an Obligor (without giving effect to any transfer hereunder) under a Contract included as part of the Collateral, whether constituting an account, chattel paper, instrument or general intangible, arising out of or in connection with the sale, refinancing or loan made by a Dealer or the Originator with respect to a Financed Vehicle in connection therewith, and includes the right of payment of any finance charges and other obligations of the Obligor with respect thereto. Notwithstanding the foregoing, once the Administrative Agent has released its security interest in a Receivable and the related Contract in accordance with the terms of this Agreement, such Receivable shall no longer be a Receivable hereunder.

“Receivable File” means, with respect to each Receivable and the related Contract, (i) (x) in the case of a Tangible Contract, the original fully executed Contract, (y) in the case of an Electronic Contract, an Authoritative Copy of the executed Contract and (z) in the case of a Contract which has been Exported, the physical rendering of the related Electronic Contract produced upon Export, together with the related document history report, and (ii) any instruments or documents that may modify the terms and conditions of such Receivable or Contract and the original endorsements or assignments of such Contract.

“Receivable Receipt” means the receivable receipt substantially in the form attached hereto as Exhibit H executed by the Custodian for the benefit of the Administrative Agent.

“Records” means, with respect to any Contract, all documents, books, records and other information (including computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any related item of Collateral and the related Obligor.

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“Recoveries” means, with respect to any Payment Date and the related Collection Period, all monies collected from whatever source during such Collection Period in respect of a Defaulted Receivable, including Insurance Proceeds (but excluding payment of the related Release Price or Release Amount), net of any amounts required by Applicable Law to be remitted to the related Obligor and net of the Servicer’s reasonable out-of-pocket expenses (other than overhead) incurred in connection with the liquidation of such Defaulted Receivable and the related Financed Vehicle, to the extent not previously reimbursed to the Servicer.

“Reference Date” with respect to any setting of the then-current Benchmark means (a) if such Benchmark is Term SOFR, then [***]U.S. Government Securities Business Days prior to such setting and (b) if such Benchmark is not Term SOFR, then the time determined by the Administrative Agent in accordance with the Conforming Changes.

“Registrar of Titles” means, with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting releases (Asset Backed Securities, Securities Act Release No. 33 8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) and the portions of Asset-Backed Securities Disclosure and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (Sept. 24, 2014)) that are in effect on any specific date or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Release Amount” means, as of the related Release Date, the deposit amount for a retransfer of Receivables under Section 5.04(b), in an amount equal to (i) the related Aggregate Unpaids minus (ii) the related amount, if any, available in the Collection Account and the Reserve Account on such Payment Date.

“Release Date” means a Payment Date specified by the Borrower in connection with the retransfer of the Receivables under Section 5.04(b).

“Release Price” means an amount equal to the Principal Balance of each Receivable retransferred or repurchased pursuant to Section 5.04(a) or (b), plus accrued interest on such Receivable (at the related APR) through the date of such retransfer or repurchase, all Breakage Costs, if any, arising out of or relating to such retransfer or repurchase, and all Hedge Breakage Costs, if any, due to the relevant Hedge Counterparties for any termination in whole or in part of one or more transactions related to the relevant Hedging Agreement, as required by the terms of any Hedging Agreement as a result of such retransfer or repurchase.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA for which the 30-day notice provision has not been waived.

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“Reporting Date” means the date which is [***] Business Days prior to any Payment Date.

“Repurchased UACST Receivables” means Receivables repurchased by UACC or an Affiliate of UACC from a UACST Securitization in which all of the issued and previously outstanding securities have been paid in full.

“Required Hedging Period” means the period commencing [***] days after the occurrence of an Overcollateralization Increase Event resulting from the breach of the UACC Excess Spread Percentage or Vroom Excess Spread Percentage, as applicable, and ending on the earlier of (i) the date on which such Overcollateralization Increase Event has been cured or waived and (ii) the Termination Date.

“Required Legend” means a legend applied by the E-Vault System to every page of a Contract which identifies the owner of Record as “UACC Auto Financing Trust V, with [***], as Administrative Agent, as secured party through its designated custodian, United Auto Credit Corporation”.

“Required Lenders” means at a particular time, Lenders with aggregate Commitments in excess of [***]% of the Aggregate Commitment.

“Required Rating” means, with respect to any Rating Agency, a long-term unsecured debt rating of BBB or its equivalent issued by such Rating Agency.

“Requirements of Law” means, for any Person, its certificate of incorporation or articles of association and by-laws or other organizational or governing documents, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, State or local (including usury laws, the Federal Truth in Lending Act, Regulations U and T of the Federal Reserve Board and Regulations B, X and Z of the Consumer Financial Protection Bureau).

“Reserve Account” means a segregated account established by the Servicer with the Account Bank, for the benefit of the Secured Parties.

“Reserve Account Amount” means on any day, the amount on deposit in the Reserve Account.

“Reserve Account Required Amount” means, on any day, if the Loans Outstanding are (i) $[***], $[***] and (ii) greater than $[***], the greater of (a) $[***] and (b) the product of (1) [***]% and (2) the highest aggregate Principal Balance of the Receivables included in the Collateral since the later of the Closing Date or the most recent Securitization Date.

“Reserve Account Withdrawal Amount” means, with respect to any Payment Date (i) during the Revolving Period on which an Available Funds Shortfall exists, an amount equal to the lesser of (a) the Reserve Account Amount and (b) the Available Funds Shortfall and (ii) following the occurrence of the Termination Date, the Reserve Account Amount.

“Responsible Officer” means, when used with respect to (i) any Person other than the Borrower, any officer of such Person, including any president, vice president, executive vice

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president, assistant vice president, treasurer, secretary, assistant secretary or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any matter is referred because of such officer’s knowledge of or familiarity with the particular subject and having direct responsibility for the administration of this Agreement and the other Basic Documents to which such Person is a party, and (ii) the Borrower, any Authorized Representative or officer of the Owner Trustee having direct responsibility for the Owner Trustee’s duties under the Trust Agreement.

“Restatement Closing Date” means August 29, 2025.

“Revolving Period” means the period commencing on the Restatement Closing Date and ending on the earlier to occur of (i) the Commitment Termination Date and (ii) the day immediately preceding the Termination Date.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country or territory (as of the date of this Agreement, the Sanctioned Countries include the Crimea region of Ukraine and the countries of Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means, at any time, any Person, or Person acting on behalf of any Person, with whom dealings are restricted or prohibited under Sanctions, including (a) any Person named on any Sanctions-related the list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, her Majesty’s Treasury of the United Kingdom, the European Union or any EU member state, (b) any Person located, operating under the laws of, organized or resident in, or any Governmental Authority or governmental instrumentality of, a Sanctioned Country or (c) any Person directly or indirectly, in whole or in part, owned by, controlled by, or acting on behalf of any Person described in (a) or (b) above.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC, the U.S. Department of Commerce, or the U.S. Department of State (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or (c) any other similar sanctions imposed by a governmental body to which the Borrower or Servicer, or any of the Borrower or Servicer’s Subsidiaries and/or Affiliates are subject, as applicable.

“Schedule of Receivables” means the schedule of Receivables attached hereto as Schedule C, as updated from time to time in connection with each Funding Request.

“Scheduled Payments” means regularly scheduled payments to be made by an Obligor pursuant to the terms of the related Contract.

“Secured Party” means (i) the Administrative Agent, (ii) each Lender and (iii) each Hedge Counterparty.

“Securities Act” means the Securities Act of 1933, as amended.

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“Securitization” means any public SEC-registered, Rule 144A or 4(a)(2) private offering of asset-backed term notes or secured loan or similar transaction involving all or a portion of the Collateral, provided, that in each case no adverse selection procedures were used by the Borrower or such Special Purpose Affiliate with respect to such Collateral.

“Securitization Date” means the date upon which a Securitization is consummated.

“Securitization Date Certificate” means a certificate, substantially in the form attached as Annex 1 to Exhibit I hereto, delivered by an Authorized Officer of the Borrower on a Securitization Date indicating that the requirements set forth in this Agreement for a Securitization have been satisfied.

“Securitization Release” means a release executed pursuant to Section 2.15, substantially in the form of Exhibit I hereto.

“Seller Indemnified Amounts” has the meaning given to such term in Section 5.07 of the Purchase Agreement.

“Seller Indemnified Parties” has the meaning given to such term in Section 5.07 of the Purchase Agreement.

“Serviced Portfolio” means all motor vehicle receivables that have been originated or purchased by UACC or an Affiliate thereof and are serviced by UACC or an Affiliate thereof, including motor vehicle receivables that have been securitized in a transaction for which UACC, the Borrower or any of their respective Affiliates is the sponsor.

“Serviced Portfolio Annualized Default Ratio” means, with respect to any Payment Date and the related Collection Period, the product of (i) 12 and (ii) the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Principal Balance of all Serviced Portfolio Receivables that became Serviced Portfolio Defaulted Receivables during such Collection Period and (b) the denominator of which equals the aggregate Principal Balance of all Serviced Portfolio Receivables as of the related Determination Date.

“Serviced Portfolio Annualized Net Loss Ratio” means, with respect to any Payment Date and the related Collection Period, the product of (i) 12 and (ii) the percentage equivalent of a fraction, (a) the numerator of which equals the aggregate Serviced Portfolio Net Losses for such Collection Period and (b) the denominator of which equals the aggregate Principal Balance of all Serviced Portfolio Receivables as of the related Determination Date.

“Serviced Portfolio Defaulted Receivable” means any Serviced Portfolio Receivable (i) with respect to which more than [***]% of any scheduled monthly payment remains unpaid for more than [***] days after the related due date as of any Determination Date, (ii) with respect to which [***] days have elapsed since the related Financed Vehicle was repossessed and any applicable redemption period has expired or (iii) that is a Charged-off Receivable.

“Serviced Portfolio Delinquency Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of all Serviced Portfolio Delinquent Receivables as of the last day

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of such Collection Period and (ii) the denominator of which equals the aggregate Principal Balance of all Serviced Portfolio Receivables as of such last day.

“Serviced Portfolio Delinquent Receivable” means any Serviced Portfolio Receivable (i) in respect of which more than [***]% of any scheduled monthly payment remains unpaid for more than [***] days after the related due date as of any Determination Date, (ii) that is not a Serviced Portfolio Defaulted Receivable and (iii) that is not a Receivable for which the related vehicle has been repossessed.

“Serviced Portfolio Extended Receivable” means any Serviced Portfolio Receivable for which an extension or payment deferment was made (or is in effect) pursuant to the Credit and Collection Policy.

“Serviced Portfolio Extension Ratio” means, with respect to any Payment Date and the related Collection Period, the percentage equivalent of a fraction, (i) the numerator of which equals the aggregate Principal Balance of all Serviced Portfolio Receivables that were Serviced Portfolio Extended Receivables during such Collection Period and (ii) the denominator of which equals the daily average aggregate Principal Balance of all Serviced Portfolio Receivables during such Collection Period.

“Serviced Portfolio Net Loss” means, with respect to any Payment Date and the related Collection Period, an amount equal to (i) the aggregate Principal Balance of all Serviced Portfolio Receivables that first became Serviced Portfolio Defaulted Receivables during such Collection Period minus (ii) all Serviced Portfolio Recoveries received by the Servicer during such Collection Period.

“Serviced Portfolio Receivable” means any motor vehicle receivable included in the Serviced Portfolio.

“Serviced Portfolio Recoveries” means, with respect to any Payment Date and the related Collection Period, all monies collected from whatever source during such Collection Period in respect of such Serviced Portfolio Defaulted Receivables, including insurance proceeds, net of any amounts required by Applicable Law to be remitted to the related Obligor and net of the Servicer’s expenses (other than overhead) incurred in connection with the liquidation of such Serviced Portfolio Defaulted Receivables and the related Financed Vehicles, to the extent not previously reimbursed to the Servicer.

“Servicer” has the meaning given to such term in the Preamble.

“Servicer Basic Documents” means all Basic Documents to which the Servicer is a party or by which it is bound.

“Servicer File” means, with respect to a Receivable, each of the following documents:

(i)
[***];
(ii)
[***];

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(iii)
[***];
(iv)
[***];
(v)
[***]; and
(vi)
[***].

“Servicer Termination Event” has the meaning given to such term in Section 7.14.

“Servicer Termination Notice” has the meaning given to such term in Section 7.14.

“Servicing Fee” means the fee payable to the Servicer on each Payment Date in accordance with Section 2.12(b) in an amount equal to the product of (i) one-twelfth, (ii) the Servicing Fee Rate and (iii) the daily average aggregate Principal Balance of the Receivables during the related Collection Period; provided, that if UACC is no longer the Servicer, the “Servicing Fee” shall be adjusted by the Administrative Agent at the request of the Servicer to reflect the then market rates for the servicing of motor vehicles receivables similar to the Receivables.

“Servicing Fee Rate” means [***]% per annum.

“Short-Term Rating Requirement” means, with respect to any Person, that such Person has a short-term unsecured debt rating of not less than A‑1 by Standard & Poor’s and not less than Prime‑1 by Moody’s.

“Simple Interest Contract” means any Contract under which the portion of a payment allocable to interest and the portion allocable to principal are determined in accordance with the Simple Interest Method.

“Simple Interest Method” means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or any successor administrator of the Term SOFR Reference Rate).

“Solvent” means, with respect to any Person at any time, having a state of affairs such that (i) the fair value of the property owned by such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities)

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as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Special Purpose Affiliate” means any bankruptcy-remote special purpose entity that is an Affiliate of the Borrower and was created for the purpose of one or more Securitizations.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“State” means any state of the United States or the District of Columbia.

“Subsequent Loan” means each Loan made following the Initial Loan.

“Subsequent Receivable” means each Receivable that becomes a part of the Collateral on a Funding Date other than the Funding Date relating to the Initial Loan.

“Subservicer” means a subservicer appointed by the Servicer and acceptable to the Administrative Agent for the servicing and administration of the Receivables.

“Subsidiary” means, with respect to a Person, any entity with respect to which more than 50% of the outstanding voting securities shall at any time be owned or controlled, directly or indirectly, by such Person and/or one or more of its Subsidiaries, or any similar business organization which is so owned or controlled.

“Successor Servicer” has the meaning given to such term in Section 7.15(b).

“System Description” shall mean a description of the E-Vault System in form and substance satisfactory to the Administrative Agent.

“Tangible Contract” means a Contract that constitutes “tangible chattel paper” under and as defined in Section 9-102(78) of the UCC.

“Tangible Net Worth” means, with respect to any Person, the net worth of such Person calculated in accordance with GAAP, after subtracting therefrom the aggregate amount of such Person’s intangible assets, including goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“Tax” or “Taxes” means any present or future taxes, levies, imposts, duties, charges, withholding (including backup withholding), assessments or fees of any nature (including interest, penalties and additions thereto) that are imposed by any Government Authority.

“Term SOFR” means, for any calculation on any day, the Term SOFR Reference Rate as of 5:00 p.m. (New York City time) on the Reference Date prior to the applicable Interest Period (each, a “Term SOFR Determination Day”), as such rate is published by the SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination

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Date the Term SOFR Reference Rate has not been published by the SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than [***] U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Term SOFR Reference Rate” means the rate per annum determined by the SOFR Administrator as the forward-looking term rate based on SOFR; provided, that if the Term SOFR Reference Rate determined as provided above shall ever be less than the Floor, then Term SOFR Reference Rate shall be deemed to be the Floor.

“Termination Date” means the earliest to occur of (i) the Business Day designated by the Borrower to the Lenders as the Termination Date at any time following [***] days’ prior written notice, and (ii) the automatic occurrence, or the declaration of the occurrence, of the Termination Date pursuant to Section 9.01(b), or (iii) the Facility Termination Date.

“Termination Event” has the meaning given to such term in Section 9.01(a).

“Test Data File” means a test data file, which shall include the loan master file, the transaction history file and all other files necessary to carry out the servicing obligations hereunder.

“Title Administrator” means each of [***], or any successor thereto, or other Person that has executed an agreement in form and substance satisfactory to the Administrative Agent to provide motor vehicle title administration software and related services to the Servicer.

“Title Administrator Agreement” means a letter agreement from UACC to the Title Administrator, and acknowledged by the Administrative Agent, the Borrower, the Custodian and the Backup Servicer, in form and substance satisfactory to the Administrative Agent, with such changes as may be agreed to in writing by the Administrative Agent from time to time.

“Transfer” has the meaning ascribed to such term in the System Description.

“Transfer Agreement” means a Transfer Agreement in substantially the form attached to the Purchase Agreement as Exhibit A, executed by the Borrower and UACC in connection with a transfer of Receivables and the related Collateral on any Funding Date.

“Transition Expenses” has the meaning given to such term in Section 7.15(e).

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of July 11, 2019, between UACC, as depositor, the Owner Trustee, and [***], as Certificate Registrar.

“UACC” has the meaning given to such term in the Preamble.

“UACC Excess Spread Percentage” means, with respect to any Payment Date and the related Collection Period, an annualized percentage equal to (i) the weighted average APR of all Eligible Receivables that constitute UACC Receivables during such Collection Period minus (ii)

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the sum of (a) either (1) if no Hedging Agreement is in place, the weighted average rate used to calculate Interest pursuant to Section 2.07 multiplied by the Collateral Coverage Ratio or (2) if a Hedging Agreement is in place, the lesser of such weighted average rate used to calculate Interest multiplied by the Collateral Coverage Ratio or the strike rate (or similar concept) of such Hedging Agreement and (b) the sum of (1) the Servicing Fee Rate and (2) the Unused Fee Rate, each multiplied by the Collateral Coverage Ratio, and (3) the annual rate used to calculate the compensation paid to the Backup Servicer and the Custodian (if other than UACC).

“UACC Indemnified Amounts” has the meaning given to such term in Section 10.01(b).

“UACC Indemnified Party” has the meaning given to such term in Section 10.01(b).

“UACC Receivable” means any Receivable originated by the Originator through a network of Dealers other than the Vroom Origination Channel.

“UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States” or “U.S.” means the United States of America.

“Unmatured Servicer Termination Event” means any event that, with the giving of notice or the lapse of time, or both, would become a Servicer Termination Event.

“Unmatured Termination Event” means any event that, with the giving of notice or the lapse of time, or both, would become a Termination Event.

“Unused Fee” means, with respect to any Payment Date and the related Collection Period, the fee payable by the Borrower pursuant to the Fee Letter on such Payment Date in an amount equal to the product of (i) the Unused Fee Rate and (ii) the Aggregate Commitment minus the average daily Loans Outstanding during such Collection Period.

“Unused Fee Rate” has the meaning set forth in the Fee Letter.

“Upfront Fee” has the meaning given to such term in the Fee Letter.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Volcker Rule” means the regulations adopted to implement Section 619 of the Dodd-Frank Act.

“Vroom Excess Spread Percentage” means, with respect to any Payment Date and the related Collection Period, an annualized percentage equal to (i) the weighted average APR of all

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Eligible Receivables that constitute Vroom Receivables during such Collection Period minus (ii) the sum of (a) either (1) if no Hedging Agreement is in place, the weighted average rate used to calculate Interest pursuant to Section 2.07 multiplied by the Collateral Coverage Ratio or (2) if a Hedging Agreement is in place, the lesser of such weighted average rate used to calculate Interest multiplied by the Collateral Coverage Ratio or the strike rate (or similar concept) of such Hedging Agreement and (b) the sum of (1) the Servicing Fee Rate and (2) the Unused Fee Rate, each multiplied by the Collateral Coverage Ratio, and (3) the annual rate used to calculate the compensation paid to the Backup Servicer and the Custodian (if other than UACC).

“Vroom Origination Channel” means the network of Dealers established by Vroom Automotive, LLC.

“Vroom Receivable” means any Receivable originated by the Originator through the Vroom Origination Channel.

[***]

Section 1.02.
Accounting Terms and Determinations Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared and all financial records shall be maintained in accordance with GAAP.
Section 1.03.
Computation of Time Periods Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”
Section 1.04.
Interpretation When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) references to a Person are also to its successors and permitted assigns; (vii) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (viii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (ix) references to “writing” include printing, typing, lithography and other means of reproducing words in a

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visible form; and (x) the term “proceeds” has the meaning set forth in the applicable UCC.
ARTICLE 2

LOANS
Section 2.01.
Loans On the terms and conditions set forth herein, including this Section and Article Four, the Borrower may from time to time on any Business Day during the Revolving Period, request that each Committed Lender make an advance (each, a “Loan”) in the amount of each such Committed Lender’s Lender Advance, to the Borrower on a Funding Date.
(b)
No later than 12:00 p.m., New York City time, one Business Day prior to the proposed Funding Date, the Borrower shall notify the Administrative Agent of such proposed Funding Date and Loan by delivering to the Administrative Agent (with a copy to the Account Bank), in form and substance satisfactory to the Administrative Agent:
(i)
a Funding Request, which will include, among other things, the proposed Funding Date, a calculation of the Borrowing Base (calculated as of the previous Determination Date or, with respect to Receivables added to the Collateral following such Determination Date, but prior to or on such date of determination, the related Cutoff Date) and the Principal Amount of the Loan requested, which shall be in an amount at least equal to $[***] (except the Initial Loan, which shall be in a minimum amount of $[***]) or integral multiples of $[***] in excess thereof; and
(ii)
an updated Schedule of Receivables that includes each Receivable that is the subject of the proposed Loan (other than in the case of a Reborrowing).
(c)
Following receipt by the Administrative Agent of a Funding Request, and prior to the earlier to occur of the Commitment Termination Date and the Termination Date each Committed Lender severally agrees to make its Lender Advance of any Loan requested by the Borrower, in each case subject to the conditions contained herein, in an aggregate amount equal to the Loan so requested.
(d)
In no event shall:
(i)
a Committed Lender be required on any date to fund a Principal Amount that would cause its Lender Percentage of the Loans Outstanding, determined after giving effect to such funding, to exceed its Commitment;
(ii)
[reserved];
(iii)
any Loan be requested hereunder, nor shall any Lender be obligated to fund its Lender Advance of any Loan, to the extent that after giving effect to such Loan, the Loans Outstanding would exceed the Borrowing Base (calculated as of the previous Determination Date or, with respect to any Receivables added to the Collateral following

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such Determination Date, but prior to or on such date of determination, the related Cutoff Date);
(iv)
[reserved];
(v)
any Loan be made during the Amortization Period or the Principal Amount of any Loan exceed the Available Amount on the related Funding Date;
(vi)
more than [***] Loan be funded on any Business Day or more than [***] Loans be made in any calendar week; or
(vii)
any Loan be funded, unless the Collateral Coverage Ratio, after taking into account the Receivables being added to the Collateral on such Funding Date, is less than or equal to the related Collateral Coverage Ratio as of the end of the most recent Collection Period, provided, however, that such Loan may be funded in an amount up to but not exceeding the Borrowing Base.
Section 2.02.
Funding Mechanics If any Funding Request is delivered to the Administrative Agent after 12:00 p.m., New York City time, one Business Day prior to the proposed Funding Date, such Funding Request shall be deemed to be received prior to 12:00 p.m., New York City time, on the next succeeding Business Day and the proposed Funding Date of such proposed Loan shall be deemed to be the Business Day following such deemed receipt. Each Funding Request shall include a representation by the Borrower that (i) the requested Loan will not, on the Funding Date, exceed the Available Amount and (ii) all conditions precedent to the making of such Loan have been (or prior to the making of such Loan on the Funding Date will be) satisfied. Any Funding Request shall be irrevocable.
(b)
[Reserved].
(c)
Each Lender’s Lender Advance of a Loan shall be made available to the Administrative Agent, subject to the fulfillment of the applicable conditions set forth in Article Four, at or prior to 1:00 p.m., New York City time, on the applicable Funding Date, by deposit of immediately available funds to an account of the Administrative Agent. The Administrative Agent shall promptly notify the Borrower in the event that any Lender either fails to make such funds available to the Administrative Agent before such time or notifies the Administrative Agent that it will not make such funds available to the Administrative Agent before such time. Subject to (i) the Administrative Agent’s receipt of such funds and (ii) the fulfillment of the applicable conditions set forth in Article Four, as determined by the Administrative Agent, the Administrative Agent will not later than 3:00 p.m., New York City time, on such Funding Date make such funds available, in the same type of funds received, by wire transfer thereof to the Borrower’s Account. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Loan set forth in Article Four are not satisfied or waived in accordance with the terms hereof, the

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Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)
[Reserved].

The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided, that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

Section 2.03.
Reductions of Commitments At any time during the Revolving Period the Borrower may, upon at least [***] Business Days’ prior written notice to the Administrative Agent and each Hedge Counterparty (with a copy to the Account Bank), reduce the Facility Amount, which shall be applied, unless otherwise consented to by the Administrative Agent, pro rata to the Commitments. Each partial reduction shall be in a minimum aggregate amount of $[***] or integral multiples of $[***] in excess thereof. Reductions of the Facility Amount pursuant to this Section shall be allocated to the Commitment of each Committed Lender, pro rata based on the Lender Percentage represented by such Commitment. Any request for a reduction in the Facility Amount shall be irrevocable and the Borrower shall deliver no more than four such requests in any 12-month period.
(b)
In connection with any reduction of the Facility Amount, the Borrower shall remit to the Administrative Agent, (i) instructions regarding such reduction (with a copy to the Administrative Agent) and (ii) for payment to each Lender, cash in an amount sufficient to pay the Aggregate Unpaids with respect to such reduction, including any associated Breakage Costs; provided, however, that no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement requiring that any Hedge Transaction related thereto be terminated in whole or in part as a result of any such reduction in the Loans Outstanding and the Borrower has paid all Hedge Breakage Costs due to the relevant Hedge Counterparty for any such termination. Upon receipt of any such amounts, the Administrative Agent shall apply such amounts first to the pro rata reduction of the Loans Outstanding, second to the payment of the remaining Aggregate Unpaids with respect thereto, including any Breakage Costs, by paying such amounts to the Lenders pro rata, based on their respective Lender Percentages, and third to pay any Hedge Breakage Costs related to such reduction of the Loans Outstanding due to the relevant Hedge Counterparty.
(c)
On the Commitment Termination Date, (i) the Commitment of each Lender shall be automatically reduced to zero, (ii) the Revolving Period shall immediately terminate; (iii) no further Loans or advances shall be made; and (iii) all Available Funds shall be applied to repay the Loans Outstanding in accordance with Section 2.08.
Section 2.04.
Extensions of Commitments So long as no Termination Event has occurred, the Borrower may request in writing, before the Commitment Proposed Extension Date, through the Administrative Agent, that each Committed Lender extend its Commitment Termination

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Date for an additional [***]-day period as herein provided, which request may be granted or denied by each Committed Lender in its sole discretion. Upon receipt of any such request, the Administrative Agent shall notify each Committed Lender. On or before the last day of the Election Period, each Committed Lender shall notify the Administrative Agent of its willingness or refusal to so extend its Commitment Termination Date, provided that the failure of any Committed Lender to timely respond shall be deemed to be its refusal to so extend, and the Administrative Agent shall notify the Borrower of such willingness or refusal by the Committed Lenders not later than the Business Day following the last day of the Election Period. If (i) one or more Committed Lenders have agreed to extend the Commitment Termination Date and (ii) at the end of the applicable Election Period, no Termination Event shall have occurred and be continuing, the Commitment Termination Date then in effect for each such Committed Lender shall be extended to the date which is [***] days following the last day of the Election Period or, if such day is not a Business Day, the next preceding Business Day (or any other date as agreed upon by the Borrower and each Committed Lender); provided, that if not all Committed Lenders, the Borrower may elect, by notice to the Administrative Agent, delivered not later than [***] Business Days after the end of the Election Period, not to have such extension become effective.
(b)
Within [***] Business Days following the end of an Election Period, the Administrative Agent shall notify each other Lender and the Borrower of the identity of any Dissenting Lender and the amount of its Commitment. The Borrower may (but shall not be required to) request one or more other Lenders or seek another financial institution reasonably acceptable to the Administrative Agent to acquire all or a portion of the Commitment of the Dissenting Lender and all amounts payable to it hereunder in accordance with Article Twelve. Each Dissenting Lender hereby agrees to assign all or a portion of its Commitment and the amounts payable to it hereunder to a replacement Lender identified by the Administrative Agent in accordance with the preceding sentence, subject to ratable payment of such Dissenting Lender’s Invested Percentage of the Loans Outstanding, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder.
(c)
Within [***] Business Days following the end of an Election Period, to the extent not acquired pursuant to Section 2.04(b), each Lender that is not a Dissenting Lender shall acquire a pro rata portion of all of the Loans Outstanding owned by the Dissenting Lender. Each Dissenting Lender hereby agrees to assign such Loans Outstanding and the amounts payable to it hereunder to such Lender, together with all accrued and unpaid interest thereon, and a ratable portion of all fees and other amounts due to it hereunder. Notwithstanding the foregoing, in no event shall a Committed Lender be required on any date to purchase a portion of the Loans Outstanding that would cause its Invested Percentage of the Loans Outstanding determined after giving effect to such purchase, to exceed its Commitment.
(d)
Prior to the occurrence of a Termination Event, if a Partial Expiration Event has occurred, the Administrative Agent shall give notice to the Borrower and the Servicer to apply any Collections in accordance with Section 2.08(vi)(B), to the pro rata repayment of such amounts owing to any Non-Extending Lender as of the date of the related Partial Expiration Event,

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commencing no later than the first Payment Date which is at least [***] Business Days following the Commitment Termination Date for the Non-Extending Lender, specifying the amounts thereof.
Section 2.05.
The Notes The Loans made by the Lenders hereunder shall be evidenced by one or more duly executed promissory notes payable to the Persons specified by the Owners, in an aggregate Principal Amount of Loans Outstanding not to exceed the Aggregate Commitment, in substantially the form of Exhibit B hereto (each, a “Note” and collectively, the “Notes”). Each Note shall be dated the Closing Date and shall otherwise be duly completed. The maturity date of each Note shall be the Final Maturity Date or such later date as to which the Administrative Agent, with the consent of each Lender, shall notify the Borrower in writing.
(b)
The Administrative Agent is hereby authorized to enter notations (which may be computer generated) on a schedule attached to the Note with respect to each Lender Advance made by each Lender hereunder, regarding (i) the date and Principal Amount thereof and (ii) each payment and repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The failure of the Administrative Agent to make any such notation on the schedule attached to the Note shall not limit or otherwise affect the obligation of the Borrower to repay the Loans in accordance with their respective terms as set forth herein.
(c)
Promptly following the Facility Termination Date, the Administrative Agent shall mark each Note “Paid” and return it to the Borrower.
Section 2.06.
Optional Principal Repayments; Interpayments On any Business Day prior to the occurrence of a Termination Date, the Borrower may prepay all or a portion of the Loans Outstanding, on at least [***] Business Days’ prior notice to the Administrative Agent and each Hedge Counterparty (with a copy to the Account Bank); provided that (i) the amount prepaid is at least $[***] or integral multiples of $[***] in excess thereof (unless otherwise agreed to in writing by the Administrative Agent); (ii) the Borrower pays to the Administrative Agent, for the account of the Secured Parties, on the date of any such prepayment (a) accrued Interest with respect to the portion of the Loans Outstanding to be prepaid through the date of prepayment, as calculated by the Administrative Agent, and (b) all other Aggregate Unpaids (including all Breakage Costs, all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement) payable under this Agreement through the date of such prepayment, including any fees or other amounts payable pursuant to Section 10.01; (iii) the Borrower certifies that following such prepayment, the Borrower will be in compliance with the provisions of this Agreement; (iv) no such reduction shall be given effect unless the Borrower has complied with the terms of any Hedging Agreement requiring one or more Hedge Transactions be terminated in whole or in part as a result of any such reduction; and (v) the Borrower has paid all Hedge Breakage Costs due to the relevant Hedge Counterparty for such termination. Any notice of a

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prepayment shall be irrevocable. The Administrative Agent shall provide prompt notice to the Lenders following receipt of any notice of intent to prepay.
(b)
On the related prepayment date the following shall be true and correct and the Borrower shall be deemed to have certified that after giving effect to such prepayment and the release to the Borrower of the related Receivables, (A) no adverse selection procedures shall have been used by the Borrower with respect to the Receivables that will remain part of the Collateral after giving effect to such prepayment, (B) no Termination Event, Unmatured Termination Event, Servicer Termination Event or Unmatured Servicer Termination Event shall have occurred nor will any such event occur as a result of such prepayment, (C) after giving effect to such prepayment, (i) no Borrowing Base Deficiency shall have occurred, and (iii) no Overcollateralization Increase Event shall have occurred.
(c)
On or prior to the related prepayment date, the Borrower shall have delivered to the Administrative Agent a list specifying all Contracts relating to the Receivables to be released pursuant to such prepayment.
(d)
The Borrower hereby agrees to pay the reasonable out-of-pocket legal fees and expenses of the Account Bank, the Administrative Agent and the Lenders in connection with any prepayment (including expenses incurred in connection with the release of the Lien of the Administrative Agent, the Lenders and any other party having such an interest in the Receivables in connection with such prepayment).
(e)
Notwithstanding the provisions of Section 2.06(a), the Borrower may, prior to the occurrence of a Termination Event, and only if approved by the Administrative Agent in its sole discretion (and with written notice to the Account Bank), subject to the payment of all amounts set forth in Section 2.06(a), prepay all or any portion of the Loans Outstanding on any Business Day by making an Interpayment. On the Payment Date relating to the Collection Period during which an Interpayment is made, if required by the Administrative Agent, UACC shall deposit into the Collection Account an amount equal to the Monthly Accrued Interest Payment Amount.
Section 2.07.
Payments The Borrower shall pay Interest on the unpaid Principal Amount of each Loan for the period from the related Funding Date until the date that such Loan shall be paid in full. Interest shall accrue during each Interest Period and be payable on the Loans Outstanding on each Payment Date in accordance with Section 2.08, unless earlier paid pursuant to Section 2.06 or Section 2.15.
(b)
Each Lender’s Invested Percentage of the Loans Outstanding shall bear interest for each Interest Period at a rate per annum equal to (i) the Interest Rate for such Interest Period or (ii) at Lender’s discretion, the Interest Rate for each day during each Interest Period.
(c)
Interest calculated by reference to the Interest Rate shall be calculated on the basis of a 360-day year (or, in the case of Alternate Base Rate Loans, the actual number of days in such year) for the actual number of days elapsed.

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(d)
The principal of and Interest on the Notes shall be paid as provided herein and in the Notes. Payments in respect of principal and Interest (including pursuant to Sections 2.06 and 2.15) shall be allocated and applied to Owners of such Note based on their respective Invested Percentages, or in any such case in such other proportions as each affected Lender may agree upon in writing from time to time with the Administrative Agent and the Borrower; provided that from and after the Commitment Termination Date for each Dissenting Lender until the earlier to occur of (i) the Termination Date and (ii) the date on which the aggregate amount of payments in reduction of Loans Outstanding made after the date of the occurrence of the related Partial Expiration Event equals the Partial Expiration Event Amount, payments pursuant to Section 2.08(vi)(B) in reduction of the Partial Expiration Event Amount shall be allocated and applied to Non-Extending Lenders pro rata based on their respective Lender Percentages.
(e)
Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Conforming Changes from time to time and any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes.
(f)
Each determination of the Interest Rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Lenders and the Borrower in the absence of manifest error.
(g)
Notwithstanding any other provision of this Agreement or the other Basic Documents, if at any time the rate of interest payable by any Person under the Basic Documents exceeds the Maximum Lawful Rate, then, so long as the Maximum Lawful Rate would be exceeded, such rate of interest shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest so payable is less than the Maximum Lawful Rate, such Person shall continue to pay Interest at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total Interest that would have been received had Applicable Law not limited the interest rate so payable. In no event shall the total Interest received by a Lender under this Agreement and the other Basic Documents exceed the amount which such Lender could lawfully have received, had the Interest due been calculated from the Closing Date at the Maximum Lawful Rate.
Section 2.08.
Settlement Procedures On each Payment Date, the Servicer shall instruct the Account Bank to pay to the following Persons, from the Collection Account to the extent of Available Funds, the following amounts in the following order of priority, as set forth in the Monthly Report:
(i)
First, pro rata, (A) to the Servicer, the accrued and unpaid Servicing Fee and, to the extent not previously retained by the Servicer, all ancillary fees, including late fees, extension fees, administrative fees or similar charges allowed by Applicable Law and (B) to the Owner Trustee, the accrued and unpaid fees, costs and expenses and any other amounts not otherwise paid which are payable to the Owner Trustee under Article VII of the Trust Agreement, in an amount not to exceed $[***] per annum;

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(ii)
Second, pro rata, (A) to the extent not paid for by UACC, to the Backup Servicer, so long as the Backup Servicer has not been appointed to serve as successor to the Servicer hereunder, the accrued and unpaid Backup Servicing Fee to the Backup Servicer, its accrued and unpaid expenses and indemnities (which expenses and indemnities prior to the occurrence of a Termination Event shall not exceed $[***] per annum), and any Transition Expenses not paid for by the predecessor Servicer pursuant to Section 7.15(e), (B) to the Account Bank, an amount equal to any accrued and unpaid Account Bank Fee, together with its accrued and unpaid expenses and indemnities (which expenses and indemnities prior to the occurrence of a Termination Event shall not exceed $[***] per annum), and (C) to the extent not previously paid, to the E-Vault Provider, any unpaid fees and expenses due and owing in respect of Electronic Contracts maintained in the Warehouse Vault Partition;
(iii)
Third, to the extent not paid for by UACC, to the Custodian (if not UACC), the accrued and unpaid Custodian Fee and any accrued and unpaid expenses and indemnities;
(iv)
Fourth, (A) to the Administrative Agent for the ratable payment to each Lender in an amount equal to any accrued and unpaid (1) Interest on the Loans (plus the Unused Fee), (2) Breakage Costs relating to any Loans and (3) all other Aggregate Unpaids allocable to the Loans Outstanding (other than the Principal Amount of the Loans Outstanding) then due under this Agreement to the Administrative Agent, the Lenders, the Affected Parties or the Indemnified Parties, for the payment thereof, (B) to the Hedge Counterparty, (1) any payments required under any Hedge Agreement and (2) any Hedge Breakage Costs due but not paid and (C) to the Successor Servicer, any unpaid Transition Expenses payable pursuant to Section 7.15(e), to the extent not paid pursuant to clause (ii) above;
(v)
Fifth, if an Overcollateralization Increase Event has occurred and is continuing, to the Administrative Agent for the ratable payment to each Lender, the remaining Available Funds in an amount necessary to reduce the Loans Outstanding until the Collateral Coverage Ratio is equal to the applicable Advance Rate;
(vi)
Sixth, to the Administrative Agent for the ratable payment to each Lender, in an amount equal to the Monthly Principal Payment Amount;
(vii)
Seventh, if (A) the Commitment Termination Date has occurred, the remaining Available Funds to reduce the Loans Outstanding and all other Aggregate Unpaids to zero or (B) a Partial Expiration Event has occurred, the remaining funds to reduce pro rata the portion of the Loans Outstanding constituting the Lender Advances of any Non-Extending Lender, to zero;
(viii)
Eighth, prior to the occurrence of the Termination Date, to the Reserve Account, the amount necessary to cause the amount on deposit therein to equal the Reserve Account Required Amount;

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(ix)
Ninth, to the Servicer, the Owner Trustee, the Backup Servicer, the Custodian (if other than UACC), the Account Bank and any Successor Servicer, any fees, expenses and indemnities not paid pursuant to clauses (i) through (iv) above; and
(x)
Tenth, any remaining amount shall be distributed to the Borrower.
Section 2.09.
Mandatory Payments The Borrower promises to pay to the Administrative Agent for the account of each related Lender, (i) upon the written request of the Administrative Agent, all Breakage Costs, the amount of which shall be determined by a Lender, set forth in a written notice to the Borrower and shall be conclusive absent manifest error, which amounts shall be paid in accordance with Section 2.08 and (ii) all other amounts required to be paid by the Borrower in accordance herewith.
Section 2.10.
Payments, Computations, Etc.
(a)
Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 p.m., New York, New York time, on the day when due in Dollars in immediately available funds to the depository account or accounts specified by the Administrative Agent of the Lender. Except as otherwise provided in Section 2.07, the Borrower shall, to the extent permitted by Applicable Law, pay to the Lender interest on all amounts not paid or deposited when due hereunder at the Default Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the Maximum Lawful Rate.
(b)
Whenever any payment hereunder (i) shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, except in the case where the next succeeding Business Day would occur in the succeeding calendar month, in which case such payment shall be due on the preceding Business Day or (ii) is received after 12:00 p.m., New York, New York time, such payment shall be deemed to have been received on the next succeeding Business Day, and any such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be.
(c)
If any Loan requested by the Borrower and approved by a Lender and the Administrative Agent pursuant to Section 2.01 is not, for any reason (other than due to the gross negligence, bad faith or willful misconduct of such Lender), made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify such Lender against any reasonable loss, cost or expense incurred by such Lender, including any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Lender), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Loan.
(d)
Except as otherwise provided herein, all payments hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement.

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(e)
To the extent that (i) any Person makes a payment to any party hereto or (ii) any such party receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any Insolvency Law, State or federal law, common law or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by such related party.
Section 2.11.
Collections and Allocations; Investment of Funds On or before the Closing Date or the applicable Funding Date (with respect to Subsequent Receivables), the Borrower or the Servicer shall have instructed all related Obligors to make all payments in respect of the related Receivables that are made by (i) mail, to be made directly to the Post Office Boxes and (ii) electronic payments, to be made to the Local Bank Account; provided, that such payments may also be directed to and accepted by the Servicer in accordance with the Credit and Collection Policy. The Servicer shall provide the Local Bank with standing instructions to remit all cleared funds in the Local Bank Account to the Collection Account on a daily basis. The Servicer shall have access to the Post Office Boxes at all times until the occurrence of a Servicer Termination Event or a Termination Event, following which time (except as otherwise agreed in writing by the Administrative Agent) the Servicer shall no longer have access to the Post Office Boxes and [***], on behalf of the Administrative Agent and the other secured parties as set forth in the Intercreditor Agreement and the Intercreditor Party Supplement, shall have exclusive access to the Post Office Boxes. The Servicer shall direct the Local Bank to remove all payments on or in respect of the Receivables from the Post Office Boxes on each Business Day and shall deposit such amounts into the Local Bank Account on such Business Day. The Servicer and the Borrower shall remit to the Collection Account as soon as practicable, but in no event later than [***] Business Days after receipt thereof, all other Collections, and at all times prior to such remittance, the Servicer shall hold the same in trust for the benefit of the Administrative Agent. If UACC is no longer the Servicer, the removal of all payments from the Post Office Boxes and deposit thereof into the Local Bank Account shall be performed by the Successor Servicer unless otherwise designated by the Administrative Agent in writing.
(b)
On the Closing Date and on each Funding Date, the Servicer will deposit (in immediately available funds) into the Collection Account all Collections available after the applicable Cutoff Date and through and including the Closing Date or Funding Date, as the case may be, in respect of Receivables added to the Collateral on the related date. The Servicer will deposit all Collections received into the Collection Account within [***] Business Days of receipt.
(c)
The Servicer shall be entitled to retain and to be reimbursed for all amounts remitted by or on behalf of the Obligors to the Servicer under the terms of, or with respect to the related

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Receivables, that represent ancillary fees, including late fees, extension fees, administrative fees or similar charges allowed by Applicable Law.
(d)
On each Payment Date (i) during the Revolving Period, the Servicer shall direct the Account Bank, pursuant to the Monthly Report, to withdraw from the Reserve Account the Reserve Account Withdrawal Amount, if any, and deposit such amount into the Collection Account to be applied in accordance with Section 2.08 and (ii) following the occurrence of the Termination Date, the Servicer shall direct the Account Bank, pursuant to the Monthly Report, to withdraw the Reserve Account Amount from the Reserve Account and deposit such amount into the Collection Account to be applied in accordance with Section 2.08.
(e)
To the extent there are uninvested amounts on deposit in the Collection Account and/or the Reserve Account, such amounts shall be invested in Permitted Investments that mature no later than the Business Day before the next Payment Date, which Permitted Investments shall be selected (i) prior to the occurrence of any Termination Event or a Servicer Termination Event, by the Borrower or (ii) from and after the occurrence of any Termination Event or a Servicer Termination Event, by the Administrative Agent. Absent such written direction, funds in the Collection Account and Reserve Account shall remain uninvested. No Permitted Investment may be purchased at a premium. Any earnings (and losses) on the foregoing investments shall be for the account of the Borrower. Each of the Borrower and the Administrative Agent acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of permitted investments or Account Bank’s receipt of a broker’s confirmation. Each of the Borrower and the Administrative Agent agrees that such notifications shall not be provided by the Account Bank hereunder, and the Account Bank shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement need be made available for any account if no activity has occurred in such account during such period.
(f)
All earnings on amounts in the Reserve Account shall (i) to the extent necessary, remain on deposit in the Reserve Account until the amount on deposit therein is equal to or greater than the Reserve Account Required Amount and (ii) be deposited into the Collection Account if the amount on deposit in the Reserve Account is greater than the Reserve Account Required Amount after giving effect to all withdrawals and deposits to the Reserve Account on the immediately preceding Payment Date.
Section 2.12.
Fees The Borrower hereby agrees to pay to the Administrative Agent, for the account of the related Lenders, monthly in arrears, the Unused Fee from the Collection Account in accordance with Section 2.08. Payments of the Unused Fee shall be allocated and paid to Owners based upon their respective Invested Percentages for the applicable Interest Period.
(b)
The Servicer, any Successor Servicer, the Backup Servicer, the Account Bank and the Custodian shall be entitled to receive any accrued and unpaid Servicing Fee, Backup Servicing Fee, Account Bank Fee and Custodian Fee due to them, respectively, in accordance with Section 2.08.

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(c)
The Borrower shall have paid to the Administrative Agent, on or before the Restatement Closing Date, any fees set forth in the Fee Letter to be paid on the Restatement Closing Date and any reasonable out-of-pocket fees and expenses (including the fees and expense of its outside counsel in connection with the preparation, negotiation and execution of this Agreement and those charged by any nationally recognized statistical rating organization in connection with reviewing the transactions contemplated by this Agreement) in immediately available funds.
Section 2.13.
Increased Costs; Capital Adequacy; Illegality; Rating Requests If either (i) the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by a Lender or any of its Affiliates (each, an “Affected Party”) with any guideline or request from any Governmental Authority (whether or not having the force of law), shall (A) subject an Affected Party to any Tax (except for Excluded Taxes and any Indemnified Taxes), duty or other charge with respect to a Loan hereunder, or on any payment made hereunder, (B) impose any cost pursuant to Section 2.13(f), (C) impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Federal Reserve Board, but excluding any reserve requirement, if any, included in the determination of Interest), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (D) impose any other condition affecting a Loan or an Affected Party’s rights hereunder, then within [***] days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.
(b)
If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request (including the Dodd-Frank Act, Basel II or Basel III) or (ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other Governmental Authority (whether or not having the force of law), including compliance by an Affected Party with any request or directive regarding capital adequacy (including the Dodd-Frank Act, Basel II or Basel III), then from time to time, within [***] days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.
(c)
[Reserved].
(d)
In determining any amount provided for in this Section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.

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(e)
If the Borrower is required to pay additional amounts to or for the benefit of any Affected Party pursuant to this Section as a result of a change of Applicable Law occurring after such Affected Party first became a party to this Agreement, such Affected Party will, at the Borrower’s request, change the jurisdiction of its applicable lending office if, in the sole judgment of such Affected Party, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) will not, in the judgment of such Affected Party, be otherwise disadvantageous to it or inconsistent with its internal policies.
(f)
[Reserved].
(g)
If any Owner or Committed Lender has, or anticipates having, any claim for compensation under the FAS 166/167 Rules against the Borrower, and such Owner or Committed Lender believes that having the transactions contemplated by this Agreement publicly rated by a Rating Agency or qualifying under the supervisory formula approach under Basel II or Basel III would reduce the amount of such compensation by an amount deemed by such Owner or Committed Lender to be material, the Administrative Agent, on behalf of such Owner or Committed Lender shall provide a Rating Request to the Borrower and the Servicer. The Borrower and the Servicer shall cooperate with the Administrative Agent’s efforts to obtain the Required Rating from the Rating Agency specified in the Rating Request within [***] days following delivery of any Rating Request, and shall provide directly or through distribution to the Administrative Agent or Owner any information such Rating Agency may require for purposes of providing and monitoring the Required Rating. The Borrower shall pay the initial fees payable to the Rating Agency in connection with a Rating Request, and the Servicer shall pay any subsequent or ongoing fees.
Section 2.14.
Taxes All payments made by the Obligor with respect to any Receivable and by the Borrower in respect of any Loan and all other payments made by the Borrower or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by Applicable Law. In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes. If such Taxes are Indemnified Taxes, the Borrower shall increase the amount payable to each Lender or the Administrative Agent, as the case may be (such increase, the “Additional Amount”) such that every net payment made under this Agreement after deduction or withholding for or on account of any Non- Excluded Taxes (including any deduction or withholding for or on account of such Additional Amount) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld.
(b)
The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Indemnified Taxes (including any Indemnified Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender or the Administrative Agent or required to be withheld or deducted from a payment to such Lender or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant governmental authority; provided, however, that the Lender or Administrative Agent

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making a demand for indemnity payment hereunder shall provide the Borrower with a certificate from the relevant taxing authority or from a Responsible Officer of such Lender or the Administrative Agent stating or otherwise evidencing that such Lender or the Administrative Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within [***] days from the date a Lender or the Administrative Agent, as the case may be, makes demand therefor.
(c)
As soon as practicable and at least within [***] days after the date of any payment by the Borrower of any Taxes pursuant to this Section, the Borrower will furnish to the Administrative Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.
(d)
If a Lender is a Non-U.S. Lender, such Lender shall, to the extent that it may then do so under Applicable Law, deliver to the Borrower, with a copy to the Administrative Agent and the Account Bank, (i) on or prior to becoming a Lender under this Agreement, (ii) within [***] days after reasonable written request of the Borrower, and (iii) upon the obsolescence of or after the occurrence of any event requiring a change in any form or certificate previously delivered pursuant to this Section 2.14(d), a duly completed copy of the applicable IRS Form W-8 (or any successor forms or other certificates or statements which may be required from time to time by the relevant U.S. taxing authorities or Applicable Law), including all required attachments, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of U.S. federal income or similar Taxes. Any Non-U.S. Lender that is claiming an exemption from U.S. withholding tax under Code Section 871(h) or 881(c) shall provide, in addition to the documentation required by the preceding sentence, a properly executed certificate representing that such Non-U.S. Lender is not a “bank” for purposes of Code Section 881(c), is not a “10 percent shareholder” of the Borrower within the meaning of Code Section 871(h)(3)(B), and is not a “controlled foreign corporation” related to the Borrower within the meaning of Code Section 864(d)(4). If a Lender is a “U.S. Person” as defined in Code Section 7701(a)(30), such Lender shall, to the extent that it may do so under Applicable Law, deliver to the Borrower, with a copy to the Administrative Agent, (i) on or prior to becoming a Lender under this Agreement, (ii) within [***] days after reasonable written request of the Borrower, and (iii) upon the obsolescence of or after the occurrence of any event requiring a change in any form or certificate previously delivered pursuant to this Section 2.14(d) and upon written request of the Borrower, a duly completed copy of the IRS Form W-9 (or any successor forms or other certificates or statements which may be required from time to time by the relevant U.S. taxing authorities or Applicable Law). Upon request from the Account Bank, the Borrower will provide such additional information that it may have to assist the Account Bank in making any withholdings or informational reports, if any.
(e)
If a payment made to a Lender in respect of any Loan or under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if the recipient of such payment were to fail to comply with the applicable reporting requirements of FATCA (including the requirements of Code Sections 1471(b) or 1472(b), as applicable), such recipient shall deliver to the Borrower, with a copy to the Administrative Agent and the Account Bank, at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by Applicable Law

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(including as prescribed by Code Section 1471(b)(3)(C)(i)) and such additional documentation reasonably requested by the Borrower or the Administrative Agent to comply with its obligations under FATCA), to the determine that such recipient has complied with such recipient’s obligations under FATCA, or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 2.14(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(f)
Within [***] days of the written request of the Borrower therefor, the Administrative Agent and the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that (i) the Administrative Agent and the Lender shall not be required to deliver such certificates, forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse effect on the Administrative Agent or Lender and (ii) the Borrower shall reimburse the Administrative Agent or Lender for any reasonable expenses incurred in the delivery of such certificate, form or other document.
(g)
The Borrower has entered in this Agreement, and the Notes will be issued with the intention that, for federal, State and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Borrower, secured by the Collateral. The Borrower, by entering into this Agreement, and the Administrative Agent, by its acceptance of the Notes (and each Lender, or other Person designated by a Lender, by its acceptance of an interest in the applicable Note), agree to treat the Notes for federal, State and local income, single business and franchise tax purposes as indebtedness of the Borrower.
Section 2.15.
Securitizations.
(a)
On any Business Day, the Borrower shall have the right to prepay all or (subject to clause (iv) below) a portion of the Loans Outstanding and request the Administrative Agent to release its security interest and Lien on the related Receivables (and the related Collateral) in connection with a Securitization, subject to the following terms and conditions:
(i)
The Borrower shall have given the Administrative Agent, each Hedge Counterparty, the Account Bank, the Backup Servicer and the Custodian at least[***]Business Days’ prior written notice of its intent to effect a Securitization and, at least [***]Business Days prior to the closing of the Securitization, shall provide the Administrative Agent with all information reasonably required by it to produce the related Securitization Release, substantially in the form attached hereto as Exhibit I.
(ii)
Unless a Securitization is to be effected on a Payment Date (in which case the relevant calculations with respect to such Securitization shall be reflected on the applicable Monthly Report), the Borrower shall deliver to the Administrative Agent a Securitization Date Certificate and the Servicer shall deliver an updated data tape, together with evidence to the reasonable satisfaction of the Administrative Agent that the Borrower shall have sufficient funds on the related Securitization Date to effect such Securitization in accordance with this Agreement, which funds may come from the proceeds of sales of

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the Receivables in connection with such Securitization (which sales must be made in arm’s-length transactions).
(iii)
On the related Securitization Date, the following shall be true and correct and the Borrower shall be deemed to have certified that, after giving effect to the Securitization and the release to the Borrower of the related Receivables (and the other related Collateral) on the related Securitization Date, (A) no adverse selection procedure shall have been used by the Borrower with respect to the Receivables that will remain subject to this Agreement after giving effect to the Securitization (except as is necessary to comply with normal and customary eligibility criteria for asset-backed securities transactions involving retail auto loan receivables similar to the Receivables), (B) the representations and warranties contained in Sections 5.01 and 5.02 are true and correct in all material respects, except to the extent relating to an earlier date, (C) no Unmatured Termination Event, Termination Event, Servicer Termination Event or Unmatured Servicer Termination Event, has occurred or results from such Securitization, and (D) (1) unless the aggregate Loans Outstanding and all other Obligations are fully repaid with the proceeds from such Securitization and/or a capital contribution from the Parent, the aggregate Loans Outstanding shall exceed $[***] after giving effect to such Securitization and (2) any remaining Receivables with respect to which more than [***]% of any Scheduled Payment remains unpaid for more than [***] days after the related due date as of the Securitization Date will no longer be considered an Eligible Receivable.
(iv)
On the related Securitization Date, the Administrative Agent shall have received, for the benefit of the Secured Parties, in immediately available funds, (A) an amount equal to all unpaid Interest (including Interest not yet accrued) to the extent reasonably estimated by the Administrative Agent to be attributable to that portion of the aggregate Loans Outstanding to be paid in connection with the Securitization, (B) an aggregate amount equal to the sum of all other amounts due and owing to the Administrative Agent, the Owner Trustee, the Lenders and the Hedge Counterparties, as applicable, under this Agreement and the other Basic Documents, to the extent accrued to such date and to accrue thereafter (including any Breakage Costs and Hedge Breakage Costs) and (C) all other Aggregate Unpaids then due and payable with respect thereto. The amount paid pursuant to (1) clause (A) shall be deposited in the Collection Account to be applied as Available Funds pursuant to Section 2.08 on the next Payment Date (or on such Payment Date, if the Securitization Date is on a Payment Date) and (2) clauses (B) and (C) shall be paid to the Persons to whom such amounts are to be owed on such Securitization Date. In the event that the Administrative Agent subsequently determines that the actual accrued and unpaid Interest attributable to that portion of the aggregate Loans Outstanding paid in connection with the Securitization is in excess of the amount of accrued and unpaid Interest estimated pursuant to the foregoing clause (A), the Borrower will remit or cause to be remitted the amount of such excess to the Administrative Agent promptly upon request.
(v)
On the related Securitization Date, the Servicer shall have received, in immediately available funds, all amounts due and payable by the Borrower to the Servicer under this Agreement.

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(b)
The Borrower hereby agrees to pay the reasonable legal fees, expenses and indemnities of the Administrative Agent, the Custodian, the Backup Servicer, the Account Bank, the Servicer and the Lenders in connection with any Securitization (including expenses incurred in connection with the release of the Lien of the Administrative Agent, the Lenders and any other party having such an interest in the Receivables in connection with such Securitization).
(c)
In connection with any Securitization, on the related Securitization Date, subject to satisfaction of the conditions referred to in this Section, the Administrative Agent shall, at the expense of the Borrower, (i) execute such instruments of release with respect to the portion of the Receivables (and the other related Collateral) to be released to the Borrower, including a Securitization Release, in favor of the Borrower as the Borrower may reasonably request, (ii) deliver or cause to be delivered any portion of the Receivables (and the other related Collateral) to be released to the Borrower to the Borrower and (iii) otherwise take such actions, and cause or permit the Servicer to take such actions, as are necessary and appropriate to release the Lien of the Administrative Agent on the portion of the Receivables (and the other related Collateral) to be released to the Borrower and deliver to the Borrower such Receivables and related Collateral.
Section 2.16.
Sharing of Payments, Etc.

If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Notes owned by it any payment in excess of its Invested Percentage in such payment, such Lender shall immediately (i) notify the Administrative Agent of such fact and (ii) purchase from the other Lenders such participations made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata (based on the Lender Percentage of each Lender) with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (a) the amount of such paying Lender’s required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender was the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section.

Section 2.17.
The Account Bank The Borrower hereby appoints [***] as the initial Account Bank. All payments of amounts due and payable in respect of the Obligations that are to be made from amounts withdrawn from the Collection Account or the Reserve Account shall be made on behalf of the Borrower by the Account Bank in accordance with Section 2.08.
(b)
The Account Bank shall be compensated for its activities hereunder and the Account Control Agreement by receiving the Account Bank Fee. The Account Bank Fee shall be payable in accordance with the priorities specified in Section 2.08 or, at the option of UACC, may be paid directly to the Account Bank by UACC. The Borrower shall indemnify the Account Bank

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and its officers, directors, employees and agents for, and hold them harmless against any fee, damage, loss, liability or expense incurred (including the reasonable fees and expenses of counsel and court costs, including, without limitation, those incurred in connection with any enforcement (including any action, claim, or suit brought) by the Account Bank of any indemnification or other obligation of Borrower), other than in connection with the willful misconduct, gross negligence or bad faith on the part of the Account Bank, arising out of or in connection with (i) the performance of its obligations under and in accordance with this Agreement and the Account Control Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties under this Agreement or the Account Control Agreement and (ii) the negligence, willful misconduct or bad faith of the Borrower in the performance of its duties hereunder or thereunder. All such amounts shall be payable in accordance with Section 2.08. The provisions of this Section shall survive the resignation or removal of any party and the termination or assignment of this Agreement. Anything in this Agreement or the Account Control Agreement to the contrary notwithstanding, in no event shall Account Bank be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if Account Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY.

(c)
The Account Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Account Bank in such capacity herein and under the Account Control Agreement. No implied covenants or obligations shall be read into this Agreement or the Account Control Agreement against the Account Bank and, in the absence of bad faith on the part of the Account Bank, the Account Bank may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Account Bank pursuant to and conforming to the requirements of this Agreement.
(d)
The Account Bank shall not be liable for:
(i)
an error of judgment made in good faith by one of its officers; or
(ii)
any action taken, suffered or omitted to be taken in good faith in accordance with or believed by it to be authorized or within the discretion or rights or powers conferred, by this Agreement or at the direction of a Secured Party relating to the exercise of any power conferred upon the Account Bank under this Agreement in each case unless it shall be proved that the Account Bank shall have been negligent in ascertaining the pertinent facts.
(e)
The Account Bank shall not be charged with knowledge of any event or information, including any Termination Event or Unmatured Termination Event unless a Responsible Officer of the Account Bank obtains actual knowledge of such event or receives written notice of such event or information from the Borrower, the Servicer, any Secured Party or the Administrative Agent, as the case may be, and shall have no duty to take any action to determine whether any such event has occurred.

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(f)
Without limiting the generality of this Section, the Account Bank shall have no duty (i) to see to, or with respect to the accuracy of, any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Collateral, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any Tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Contracts, (iv) to re-calculate or confirm or verify the contents of any reports or certificates of the Servicer (other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein) or the Borrower or any other Person delivered to the Account Bank pursuant to this Agreement or the Account Control Agreement believed by the Account Bank to be genuine and to have been signed or presented by the proper party or parties or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Borrower’s or the Servicer’s representations, warranties or covenants or the Servicer’s duties and obligations as Servicer and as custodian of books, records, files and computer records relating to the Contracts under this Agreement (in each case other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein).
(g)
The Account Bank shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability shall not be reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Account Bank to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Borrower or any other Person under this Agreement (other than in its capacity as Backup Servicer in accordance with its express duties as such undertaken herein).
(h)
The Account Bank may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, Monthly Report, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. The Account Bank shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.
(i)
The Account Bank may consult with counsel of its choice with regard to legal questions arising out of or in connection with this Agreement and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Account Bank in good faith in accordance therewith.
(j)
The Account Bank shall be under no obligation to exercise any of the rights, powers or remedies vested in it by this Agreement or to undertake any discretionary action, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of the Administrative Agent pursuant to the provisions of this Agreement, unless the Administrative Agent, on behalf of the Secured Parties, or any other party hereto shall have offered to the Account Bank security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby.

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(k)
The Account Bank shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Administrative Agent or another Secured Party; provided, that if the payment within a reasonable time to the Account Bank of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation shall be, in the opinion of the Account Bank, not reasonably assured by the Borrower, the Account Bank may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Borrower or, if paid by the Account Bank, shall be reimbursed by the Borrower pursuant to Section 2.08.
(l)
The Account Bank may execute any of the trusts or powers hereunder or perform any duties under this Agreement either directly or by or through agents or attorneys or a custodian. The Account Bank shall not be responsible for any misconduct or negligence of any such agent or custodian appointed with due care by it hereunder.
(m)
The Account Bank shall have no duties or responsibilities except those that are specifically set forth herein and the other Basic Documents to which it is a party, and no implied covenants or obligations shall be read into this Agreement against the Account Bank. The Account Bank shall have the right to request instructions from the Administrative Agent or the Servicer with respect to any act, action or failure to act in connection with and as set forth in this Agreement, and the Account Bank shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Account Bank shall have received written instructions from the Administrative Agent or the Servicer, as applicable, without incurring any liability therefor to the Administrative Agent, the Borrower, the Servicer or any other person, and shall further be entitled to conclusively rely on any such instruction received.
(n)
The Account Bank may act in reliance upon any written communication of the Administrative Agent concerning the delivery of Collateral pursuant to this Agreement. The Account Bank does not assume and shall have no responsibility for, and makes no representation as to, monitoring the value of the Contracts and other Collateral. The Account Bank shall not be liable for any action or omission to act hereunder, except for its own gross negligence, bad faith or willful misconduct.

THE FOREGOING PARAGRAPH SHALL APPLY WHETHER OR NOT SUCH LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY.

(o)
If the Account Bank shall at any time receive conflicting instructions from the Administrative Agent and the Servicer or any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Account Bank shall be entitled to rely on the instructions of the Administrative Agent. In the absence of bad faith, gross negligence or willful misconduct on the part of the Account Bank, the Account Bank may rely and shall be protected in acting or refraining from acting upon any resolution, officer’s certificate, Monthly Report, certificate of auditors, or any other certificate, statement, instrument, opinion, report, notice request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper

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party or parties. The Account Bank may rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Account Bank shall not be liable to the Servicer or any other party to this Agreement in respect of any claims that may arise or be asserted against the Account Bank because of the invalidity of any such documents or their failure to fulfill their intended purpose. The Account Bank shall not be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party, except as may otherwise be specifically set forth herein, and may assume performance thereby absent actual knowledge of, or written notice to, a Responsible Officer of the Account Bank to the contrary.
(p)
The Account Bank is authorized, in its sole discretion, to disregard any and all notices or instructions given by any other party hereto or by any other Person other than any such notices or instructions as are expressly provided for in this Agreement or the Account Control Agreement and orders or process of any court entered or issued with or without jurisdiction. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part hereof, then and in any of such events the Account Bank is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree with which it is advised by legal counsel of its own choosing is binding upon it, and if it complies with any such order, writ, judgment or decree it shall not be liable to any other party hereto or to any other Person by reason of such compliance even though such order, writ, judgment or decree maybe subsequently reversed, modified, annulled, set aside or vacated.
(q)
The Account Bank shall not be imputed with any knowledge of, or information possessed or obtained by the Backup Servicer or any other Person, or any affiliate, line of business, or other division of [***] (and vice versa). Information contained in any reports (including Monthly Reports) delivered to the Account Bank and any other publicly available information shall not constitute actual or constructive knowledge or notice.
(r)
Before the Account Bank acts or refrains from acting, it may require an officer’s certificate or an opinion of counsel, as applicable (at the expense of the party requesting the Account Bank act or refrain from acting). The Account Bank shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on such officer’s certificate or opinion of counsel.
(s)
Notwithstanding anything to the contrary in this Agreement, the Account Bank shall not be required to take any action that is not in accordance with applicable law.
(t)
The right of the Account Bank to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty.
(u)
The Account Bank shall not be responsible for the recitals in this Agreement (which are the statements of the Borrower).
(v)
In no event shall Account Bank be liable either directly or indirectly for losses or delays resulting from force majeure, computer malfunctions, interruption of communication

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facilities, labor difficulties or other causes, in each case to the extent beyond Account Bank’s reasonable control.
(w)
The rights, benefits, protections and indemnities afforded to the Account Bank hereunder shall apply equally to the Account Bank under any other document to which it is a party and to any other capacities of [***], including as Backup Servicer, Certificate Registrar and, if applicable, as successor Custodian, mutatis mutandis.
Section 2.18.
Benchmark Replacement Setting Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Basic Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement upon satisfaction of the notice requirements in Section 2.18(c) below. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.18(a) will occur prior to the applicable Benchmark Transition Start Date.
(b)
Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Basic Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Basic Document; provided, however, that any such amendments must not affect the Owner Trustee’s, the Backup Servicer’s or the Account Bank’s rights, indemnities or obligations without its consent.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement and (iii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.18(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.18, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Basic Document, except, in each case, as expressly required pursuant to this Section 2.18. None of the Owner Trustee, the Account Bank or the Backup Servicer shall be (i) responsible for making

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decisions or determinations in connection with any Benchmark Replacement or Benchmark Transition Event or (ii) have any liability for any determination, decision or election made by or on behalf of the Administrative Agent or the Borrower in connection with a Benchmark Transition Event or a Benchmark Replacement. Each Lender shall be deemed to waive and release any and all claims against the Owner Trustee, the Account Bank and the Backup Servicer relating to any such determination, decision or election by the Administrative Agent or the Borrower.
(d)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Basic Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (ISOCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (ISOCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)
Benchmark Unavailability Period. Upon the Borrower Representative’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower Representative may revoke any request for a Loan of, conversion to or continuation of any Loan to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower Representative will be deemed to have converted any such request into a request for a Borrowing of or conversion to Alternate Base Rate Loans. During any Benchmark Unavailability Period, the component of Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Alternate Base Rate.
ARTICLE 3

SECURITY
Section 3.01.
Collateral and Back-Up Collateral The parties hereto intend that this Agreement constitute a security agreement and the transactions effected hereby constitute secured loans by the Lenders to the Borrower under Applicable Law. As collateral security for the prompt, complete and indefeasible payment and performance in full when due,

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whether by lapse of time, acceleration or otherwise, of the Obligations, the Borrower hereby grants to the Administrative Agent, as agent for the Secured Parties, a lien on and security interest in all of the Borrower’s right, title and interest in, to and under the following, whether now existing or owned or hereafter arising or acquired by the Borrower (collectively, the “Collateral”):
(i)
the Receivables and the related Contracts (including the right to service the Receivables in connection therewith) listed on the Schedule of Receivables, whether now existing or hereafter acquired, and any accounts or obligations evidenced thereby, any guarantee thereof, all Collections and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Receivables) or to become due or received by any Person in payment of any of the foregoing on or after the related Cutoff Date;
(ii)
the Financed Vehicles related to such Receivables (including Financed Vehicles that have been repossessed) or in any document or writing evidencing any security interest in any Financed Vehicle and each security interest in each Financed Vehicle, whether now existing or hereafter acquired, securing each such Receivable, including all proceeds from any sale or other disposition of such Financed Vehicles;
(iii)
[***];
(iv)
[***];
(v)
[***];
(vi)
[***];
(vii)
[***];
(viii)
[***];
(ix)
[***];
(x)
[***];
(xi)
[***];
(xii)
[***];
(xiii)
[***]; and
(xiv)
all income, products, accessions and proceeds of the foregoing.
(b)
The grant under this Section does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent or any of the Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary

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notwithstanding, (i) the Borrower shall remain liable under the Contracts related to the Receivables to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral and (iii) neither the Administrative Agent nor any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(c)
Notwithstanding the foregoing grant of security interest, no account, instrument, chattel paper or other obligation or property of any kind due from, owned by or belonging to a Sanctioned Person shall be Collateral.
(d)
Each of the Borrower and the Administrative Agent represents and warrants as to itself that each remittance of Collections by the Borrower to the Administrative Agent or any Lender under this Agreement will have been (i) in payment of a debt incurred by the Borrower in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent or any Lender and (ii) made in the ordinary course of business or financial affairs of the Borrower and the Administrative Agent or any Lender.
Section 3.02.
Release of Collateral; No Legal Title At the same time as any Contract relating to a Receivable (i) expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Local Bank Account or the Collection Account or (ii) has been prepaid in full and all amounts in respect thereof have been paid by the related Obligor and deposited in the Local Bank Account and subsequently deposited into the Collection Account, the Administrative Agent will, to the extent requested by the Servicer, promptly release its interest and lien in such Contract and the related Collateral. In connection with any sale of the related Financed Vehicle on or after the occurrence of an event described in clauses (i) or (ii) above, after the deposit by the Servicer of the proceeds of such sale into the Local Bank Account and subsequent deposit within [***] Business Days thereafter into the Collection Account, the Administrative Agent will, at the sole expense of the Servicer, promptly execute and deliver to the Servicer any assignments, bills of sale, termination statements and any other releases and instruments as the Servicer may reasonably request in order to effect the release and transfer of such Financed Vehicle; provided, that the Administrative Agent will not make any representation or warranty, express or implied, with respect to any such Financed Vehicle in connection with such sale or transfer and assignment. Nothing in this Section shall diminish the Servicer’s obligations pursuant to Sections 7.03(c) and 7.03(d) with respect to the proceeds of any such sale.
(b)
Upon (i) reallocation of the Receivables and related Collateral in connection with a prepayment pursuant to Section 2.06 or a Securitization pursuant to Section 2.15 or (ii) the Facility Termination Date, the Administrative Agent shall, at the Borrower’s expense, upon

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payment in full of the related Aggregate Unpaids then due and payable, promptly (A) execute and file instruments of release, partial or full assignments of financing statements and other documents and instruments as the Borrower or the Servicer may reasonably request with respect to the portion of the Receivables (and the other related Collateral) to be released to the Borrower, (B) deliver any portion of the Receivables (and the other related Collateral) to be released to the Borrower in its possession to the Borrower and (C) otherwise take such actions, and cause or permit the Servicer and the Custodian to take such actions, as are necessary and appropriate to release the Lien of the Administrative Agent on the portion of the Receivables (and the other related Collateral) to be released to the Borrower and deliver to the Borrower such Receivables and related Collateral.
(c)
For the avoidance of doubt, (i) the Borrower shall not be permitted to remove any Contract or related Collateral from the lien of this Agreement, (ii) the Borrower shall not be permitted to sell, transfer or assign any Receivable to any party and (iii) the Administrative Agent shall not release its interest in any Contract or related Collateral except in accordance with the provisions of this Section 3.02, Section 2.15, or Section 5.04 of this Agreement or unless the Borrower shall have deposited an amount equal to the Release Price with respect to such Receivable into the Collection Account.
(d)
The Administrative Agent will not, except as may result from the exercise of its remedies hereunder, have legal title to any part of the Collateral on the Facility Termination Date and will have no further interest in or rights with respect to the Collateral.
Section 3.03.
Protection of Security Interest; Administrative Agent, as Attorney-in-Fact The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Administrative Agent may deem necessary, to perfect, protect or more fully evidence the security interest granted to the Administrative Agent in the Receivables and the other Collateral, or to enable any Secured Party to exercise and enforce its rights and remedies hereunder and thereunder; provided, that prior to the occurrence of a Servicer Termination Event, Custodian Termination Event or a Termination Event, the Borrower shall not be required to (i) deliver any Receivable Files to any Person other than the Custodian, or (ii) cause any Certificate of Title to be revised to name the Administrative Agent or any Secured Party as Lienholder.
(b)
If the Borrower fails to perform any of its obligations hereunder after [***] Business Days’ notice from any Secured Party, any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the reasonable costs and expenses of such Secured Party incurred in connection therewith shall be payable by the Borrower as provided in Article Ten. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent, as its attorney-in-fact to act on behalf of the Borrower, (i) to execute or cause to be executed on behalf of the Borrower as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Receivables and the other Collateral, including financing statements that describe the collateral covered thereby as “all assets of the Borrower whether now owned or existing or hereafter acquired or arising and wheresoever

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located” or words of similar effect and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables and the other Collateral, as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Receivables and the other Collateral. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.” This appointment is coupled with an interest and is irrevocable.
Section 3.04.
Assignment of the Purchase Agreement The Borrower hereby represents, warrants and confirms to the Administrative Agent that the Borrower has assigned to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right and title to and interest in the Purchase Agreement (including each Transfer Agreement). The Borrower confirms that the Administrative Agent shall have the sole right to enforce the Borrower’s rights and remedies under the Purchase Agreement or any Transfer Agreement for the benefit of the Secured Parties, but without any obligation on the part of the Administrative Agent, the Secured Parties or any of their respective Affiliates, to perform any of the obligations of the Borrower under the Purchase Agreement or any Transfer Agreement. The Borrower further confirms and agrees that such assignment to the Administrative Agent shall terminate upon the Facility Termination Date; provided, however, that the rights of the Administrative Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by UACC pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.
Section 3.05.
Waiver of Certain Laws Each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any part of the Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any

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and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine.
ARTICLE 4

CONDITIONS OF CLOSING AND LOANS
Section 4.01.
Conditions to Closing and Initial Loan The Closing Date shall not occur and no Lender shall be obligated to make any Lender Advance hereunder on the occasion of the Initial Loan, nor shall any Lender, the Administrative Agent, the Backup Servicer, the Account Bank or the Custodian be obligated to take, fulfill or perform any other action hereunder, until, in the case of (i) the Closing Date, the conditions set forth in clauses [***]:
(a)
[***].
(b)
[***].
(c)
[***].
(d)
[***].
(e)
[***].
(f)
[***].
(g)
[***].
(h)
[***].
(i)
[***].
Section 4.02.
Conditions Precedent to All LoansEach request for a Loan (including the Initial Loan) by the Borrower to a Lender shall be subject to the conditions set forth in Section 4.01 and the further conditions precedent that:
(a)
[***].

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ARTICLE 5

REPRESENTATIONS AND WARRANTIES
Section 5.01.
Representations and Warranties of the Borrower The Borrower represents and warrants, as of the Closing Date and each Funding Date, as follows:
(a)
Organization and Good Standing. The Borrower has been duly organized, and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with all requisite power and authority to own or lease its properties and conduct its business as such business is presently conducted, and the Borrower had at all relevant times, and now has all necessary power, authority and legal right to acquire, own, sell and pledge the Receivables and the other Collateral.
(b)
Due Qualification. The Borrower is duly qualified to do business and is in good standing as a Delaware statutory trust, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the purchase, sale and pledge of the Receivables and the other Collateral).
(c)
Power and Authority; Due Authorization. The Borrower (i) has all necessary power, authority and legal right to (A) execute and deliver the Borrower Basic Documents, (B) carry out the terms of the Borrower Basic Documents and (C) grant the security interest in the Collateral on the terms and conditions herein provided and (ii) has duly authorized by all necessary trust action the execution, delivery and performance of the Borrower Basic Documents and the grant of the security interest in the Collateral on the terms and conditions herein and therein provided.
(d)
No Violation. The consummation of the transactions contemplated by the Borrower Basic Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Borrower’s Formation Documents or a default in any material respect under any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien upon any of the Borrower’s properties pursuant to the terms of any such Formation Documents, or Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law, the violation of which could reasonably be expected to have a Material Adverse Effect.
(e)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Borrower, threatened against the Borrower, before any Governmental Authority (i) asserting the invalidity of any Borrower Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Borrower Basic Document or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.

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(f)
All Consents Required. All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority required for the due execution, delivery and performance by the Borrower of the Borrower Basic Documents have been obtained.
(g)
Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any “bulk sales” act or similar law by the Borrower.
(h)
Solvency. The transactions contemplated by the Borrower Basic Documents do not and will not render the Borrower not Solvent.
(i)
Selection Procedures. No procedures that could reasonably be expected to be adverse to the interests of the Lenders were utilized by the Borrower in identifying and/or selecting Receivables when compared to Contracts owned by the Originator or any Subsidiary thereof in connection with Other Warehouse Agreements (if any) designed to fund the acquisition of assets similar to the Receivables, in each case taking into consideration the applicable eligibility criteria and concentration limits. In addition, each Receivable shall have been (i) (a) underwritten by UACC in accordance with the Credit and Collection Policy in effect at the time of origination of such Receivable, and (b) if such Receivable was originated on or after the Closing Date, underwritten in accordance with the Credit and Collection Policy in effect at the time of origination but without giving effect to any amendment, supplement or modification thereto implemented in contravention of the requirements of Sections 6.01(h), 6.02(l) or 6.04(h), and (ii) serviced in accordance with the Credit and Collection Policy as in effect on the Closing Date, as such Credit and Collection Policy has been amended, supplemented or otherwise modified after the Closing Date, but without giving effect to any such amendment, supplement or modification implemented in contravention of the requirements of Sections 6.01(h), 6.02(l) or 6.04(h).
(j)
Taxes. The Borrower has filed or caused to be filed all Tax returns that are required to be filed by it. The Borrower has paid or made adequate provisions for the payment of all Taxes imposed on it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and no claim is being asserted, with respect to any such Tax, fee or other charge.
(k)
Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein (including the use of the proceeds from the Loans and the pledge of the Collateral) will violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations T, U and X of the Federal Reserve Board, 12 C.F.R., Chapter II. The Borrower does not own or intend to carry or purchase, and no proceeds from the Loans will be used to carry or purchase, any “Margin Stock” within the meaning of Regulation U or to extend “Purchase Credit” within the meaning of Regulation U.
(l)
Quality of Title. Each Receivable, together with the Contract related thereto that is part of the Collateral, shall, at all times, be owned by the Borrower free and clear of any Lien, except for Permitted Liens, and upon the Initial Loan and each Subsequent Loan, the Administrative Agent, as agent for the Secured Parties, shall acquire a valid and perfected first priority security interest in each Receivable and the related Collateral then existing or thereafter arising, free and clear of any Lien, other than Permitted Liens. No effective financing statement

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or other instrument similar in effect covering any portion of the Collateral shall at any time be on file in any recording office except such as may be filed in favor of (i) the Borrower in accordance with the Purchase Agreement or (ii) the Administrative Agent in accordance with this Agreement.
(m)
Security Interest. The Borrower has granted a security interest (as defined in the UCC) to the Administrative Agent, as agent for the Secured Parties, in the Collateral, which is enforceable in accordance with Applicable Law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Administrative Agent, as secured party and the Borrower as debtor, or upon the Custodian obtaining control, in the case of that portion of the Collateral which constitutes chattel paper, the Administrative Agent, as agent for the Secured Parties, shall have a first priority (except for any Permitted Liens) perfected security interest in the Collateral. All filings (including such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral have been (or prior to the applicable Loan will be) made.
(n)
Reports Accurate. All Monthly Reports (if prepared by the Borrower, or to the extent that information contained therein is supplied by the Borrower, such portion supplied by the Borrower), information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Borrower to the Administrative Agent, the Account Bank, the Backup Servicer and any Secured Party in connection with this Agreement are true, complete and correct in all material respects.
(o)
Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is the State of Delaware. The principal place of business and chief executive office of the Borrower and the office where the Borrower keeps all the Records are located at the address of the Borrower referred to in Section 14.02 and has been so for the last four months (or at such other locations as to which the notice and other requirements specified in Section 6.02(f) shall have been satisfied).
(p)
Post Office Box; Local Bank Account; Collection Account. The Borrower has not granted any Person dominion or control of (i) any Post Office Box or the Local Bank Account other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement or (ii) the Collection Account other than the Administrative Agent. The Local Bank Account is a “deposit account” (under and as defined in the relevant UCC) and the Collection Account is a “securities account” (under and as defined in the relevant UCC). The Administrative Agent has a valid and perfected first priority security interest in the Collection Account. None of the Post Office Boxes, the Local Bank Account nor any interest therein has been pledged or assigned to any party other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement. The Collection Account or any interest therein has not been pledged or assigned to any party other than the Administrative Agent.
(q)
Tradenames. The Borrower has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business.
(r)
Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Borrower purchases Receivables and the related Contracts.

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(s)
Value Given. The Borrower shall have given reasonably equivalent value to UACC in consideration for the transfer to the Borrower of the Receivables and the related Collateral under the Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by UACC to the Borrower and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.
(t)
Accounting. The Borrower accounts for the transfers to it from UACC of Receivables and related Collateral under the Purchase Agreement as sales of such Receivables and related Collateral in its books and records and in UACC’s consolidated financial statements, in each case consistent with GAAP and with the requirements set forth herein.
(u)
Special Purpose Entity. The Borrower is in compliance with Section 6.02(n).
(v)
Bankruptcy Filings. The Trust Agreement provides that the Owner Trustee, prior to consenting to the filing by the Borrower of a voluntary petition under the Bankruptcy Code or any other Insolvency Laws, shall consider the interests of all Secured Parties and whether the Borrower is not Solvent. Each of the Borrower and UACC is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making any Receivable or any other assets of the Borrower available to satisfy claims of the creditors of UACC would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.
(w)
Investment Company Act. The Borrower is not an “investment company” within the meaning of the Investment Company Act and is not required to register as an “investment company” under the Investment Company Act. In reaching this conclusion, the Borrower relied on the exemption from the definition of “investment company” contained in Section 3(c)(5)(A) of the Investment Company Act, although other exclusions or exemptions may apply. The Borrower is not a “covered fund” for purposes of the Volcker Rule.
(x)
ERISA. The Borrower has no current or former employees. Neither the Borrower nor any ERISA Affiliate sponsors, contributes to or is required to contribute to any Pension Plan or any Multiemployer Plan.
(y)
Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein, in any other Basic Document or in any certificate or other document furnished by the Borrower pursuant hereto or thereto or in connection herewith or therewith is true and correct in all material respects.
(z)
Representations and Warranties in Purchase Agreement. The representations and warranties made by the Borrower to UACC in the Purchase Agreement are hereby remade by the Borrower on each date to which they speak in the Purchase Agreement, as if such representations and warranties were set forth herein. For purposes of this Section, such representations and warranties are incorporated herein by reference as if made by the Borrower to the Administrative Agent and to each of the Secured Parties under the terms hereof mutatis mutandis.
(aa)
Sanctions. (i) The operations of the Borrower and its Subsidiaries and Affiliates are and have been conducted at all times in compliance with applicable Sanctions; (ii) none of the Borrower, its Affiliates or Subsidiaries, or any directors, officers, employees, agents or

155673.00101/154424345v.13

representatives thereof, or any Person or representative that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person or is in violation of Sanctions; (iii) none of the Borrower or any of its Subsidiaries or Affiliates will, directly or indirectly use the proceeds of the Loans or the proceeds of any other transaction contemplated by this Agreement or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person (A) to fund or facilitate any activities or business of or with any Sanctioned Person; (B) to fund or facilitate any activities of or business in any Sanctioned Country or (C) in any manner that would result in violation of Sanctions by any Person participating in the transactions contemplated by this Agreement.
(bb)
Anti-Corruption. (i) The operations of the Borrower and its Subsidiaries and Affiliates are and have been conducted at all times in compliance with applicable anti-corruption laws; (ii) none of the Borrower or any of its Subsidiaries or Affiliates, or any officers, directors, employees, agents or representatives thereof has taken or will take any action in furtherance of any bribe or kickback, illegal political contribution, or any offer, payment, gift, promise to pay, promise to give, or any authorization of an offer, payment or giving of money or anything of value to any government official, government employee or any director, official, agent or employee of any government-owned or government-controlled entity, public international organization, or political party, or any candidate for political office for the purpose of (A) improperly influencing their official action or the action of the government they represent; (B) obtaining any improper business advantage; (C) directing business to any Person; or (D) improperly obtaining or retaining business; and (iii) none of the Borrower, its Subsidiaries or Affiliates will use, directly or indirectly, the Loans or the proceeds of any other transaction contemplated by this Agreement in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.
Section 5.02.
Representations and Warranties of the Borrower Relating to this Agreement and the Receivables The Borrower represents and warrants, as of the Closing Date and as of each Funding Date, as follows:
(a)
Binding Obligation. Each Borrower Basic Document constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)
Security Interest. This Agreement constitutes a grant of a security interest in all Collateral to the Administrative Agent which upon the filing of financing statements in the applicable jurisdictions and, in the case of Subsequent Receivables in connection with the applicable Subsequent Loan, shall be a first priority perfected security interest in all Collateral, subject only to Permitted Liens. Neither the Borrower nor any Person claiming through or under the Borrower shall have any claim to or interest in any Account Collateral and, if this Agreement constitutes the grant of a security interest in such property, except for the interest of the Borrower in such property. The representations and warranties contained in Schedule A are true and correct in all material respects.
(c)
Eligibility of Receivables.

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•
As of the Closing Date, (A) Schedule C and the information contained in the Funding Request delivered pursuant to Section 2.01 is an accurate and complete listing in all material respects of the Receivables constituting a portion of the Collateral as of the date of the Initial Loan and the information contained therein with respect to the identity of such Receivables and the amounts owing thereunder is true and correct in all material respects as of the related Cutoff Date, (B) each such Receivable is an Eligible Receivable, (C) each such Receivable and the related Financed Vehicle is free and clear of all Liens (other than Permitted Liens) and in compliance, in all material respects, with all Applicable Laws and (D) with respect to each such Receivable, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the origination, purchase and pledge of such Receivable and the related Collateral to the Administrative Agent have been duly obtained, effected or given and are in full force and effect.
•
On each Funding Date other than the Funding Date on which the Initial Loan is made, the Borrower shall be deemed to represent and warrant that (A) Schedule C and the information contained in the related Funding Request is an accurate and complete listing in all material respects of the Receivables (including the Subsequent Receivables being transferred on such Funding Date) constituting a portion of the Collateral as of the date of the Subsequent Loan and the information contained therein with respect to the identity of such Receivables and the amounts owing thereunder is true and correct in all material respects as of the related Cutoff Date, (B) each Subsequent Receivable referenced on the related Funding Request is an Eligible Receivable, (C) each such Subsequent Receivable and the related Financed Vehicle is free and clear of all Liens (other than Permitted Liens) and in compliance in all material respects with all Applicable Laws, (D) with respect to each such Subsequent Receivable, all material consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the origination, purchase and pledge of such Subsequent Receivable and the related Collateral have been duly obtained, effected or given and are in full force and effect and (E) the representations and warranties set forth in Section 5.02 are true and correct with respect to each Subsequent Receivable pledged on such day as if made on such day.
(d)
Electronic Contracts. Each E-Vault Access Agreement provides the Custodian a right to use the E-Vault System and exclusive access to the Warehouse Vault Partition (except to the extent otherwise expressly set forth herein or in the Electronic Collateral Control Agreement) and the terms thereof are sufficient to permit the Custodian to perform its duties and obligations hereunder and under each Electronic Collateral Control Agreement. Prior to the Facility Termination Date, the Borrower will not have any right of access to the Warehouse Vault Partition under the E-Vault Access Agreement or otherwise.

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Section 5.03.
Representations and Warranties of the Servicer The Servicer represents and warrants, as of the Closing Date and as of each Funding Date, as follows:
(a)
Organization and Good Standing. The Servicer has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.
(b)
Due Qualification. The Servicer is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property and or the conduct of its business, including the origination and servicing of the Receivables, requires such qualification, licenses or approvals.
(c)
Power and Authority; Due Authorization. The Servicer (i) has all necessary power, authority and legal right to (A) execute and deliver the Servicer Basic Documents and (B) carry out the terms of the Servicer Basic Documents and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of the Servicer Basic Documents.
(d)
Binding Obligation. Each Servicer Basic Document constitutes a legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its respective terms except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(e)
No Violation. The consummation of the transactions contemplated by the Servicer Basic Documents and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Servicer’s Formation Documents or, in any material respect, any Contractual Obligation of the Servicer, (ii) result in the creation or imposition of any Lien (other than Permitted Liens) upon any of the Servicer’s properties pursuant to the terms of any such Formation Documents or Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law, the violation of which could reasonably be expected to have a Material Adverse Effect.
(f)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of any Servicer Basic Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by any Servicer Basic Document, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that could reasonably be expected to have Material Adverse Effect.
(g)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Servicer of the Servicer Basic Documents have been obtained.

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(h)
Reports Accurate. All Monthly Reports, information, exhibits, financial statements, documents, books, records or reports furnished or to be furnished by the Servicer to the Administrative Agent, the Account Bank, the Backup Servicer or any Secured Party in connection with this Agreement are accurate, true and correct in all material respects.
(i)
Servicer’s Performance. The Servicer has the knowledge, the experience and the systems, financial and operational capacity available to timely perform each of its obligations hereunder.
(j)
Compliance with Credit and Collection Policy. The Servicer has, with respect to the Receivables, complied in all material respects with the Credit and Collection Policy.
(k)
Post Office Boxes; Local Bank Account; Collection Account. The Servicer has not granted any Person dominion or control of (i) any Post Office Box or the Local Bank Account other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement or (ii) the Collection Account other than the Administrative Agent. The Local Bank Account is a “deposit account” (under and as defined in the relevant UCC) and the Collection Account is a “securities account” (under and as defined in the relevant UCC). The Administrative Agent has a valid and perfected first priority security interest in the Collection Account. None of the Post Office Boxes, the Local Bank Account nor any interest therein has been pledged or assigned to any party other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement. The Collection Account or any interest therein has not been pledged or assigned to any party other than the Administrative Agent.
(l)
Solvency. The transactions contemplated by the Basic Documents do not and will not render the Servicer not Solvent.
(m)
Taxes. The Servicer has filed or caused to be filed all U.S. federal and state income and all other material Tax returns that are required to be filed by it. The Servicer has paid or made adequate provisions for the payment of all material Taxes imposed on it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Servicer), and no Tax lien (other than a Permitted Lien) has been filed and no claim is being asserted, with respect to any such Tax, fee or other charge.
(n)
Sanctions. (i) The operation of the Servicer and its Subsidiaries and Affiliates are and have been conducted at all times in compliance with applicable Sanctions; (ii) none of the Servicer, its Affiliates or Subsidiaries or any directors, officers, employees, agents or representatives thereof, or any Person or representative that will act in any capacity in connection with or benefit from the facility established hereby, is a Sanctioned Person or is in violation of any Sanctions; (iii) none of the Servicer or any of its Subsidiaries or Affiliates will, directly or indirectly use the proceeds of the Loans or the proceeds of any other transaction contemplated by this Agreement or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person (A) to fund or facilitate any activities or business of or with any Sanctioned Person; (B) to fund or facilitate any activities of or business in any Sanctioned Country or (C) in any manner that would result in violation of any Sanctions by any Person participating in the transactions contemplated by this Agreement.

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(o)
Anti-Corruption. (i) The operations of the Servicer and its Subsidiaries and Affiliates are and have been conducted at all times in compliance with applicable anti-corruption laws; (ii) none of the Servicer or any of its Subsidiaries or Affiliates, or any officers, directors, employees, agents or representatives thereof has taken or will take any action in furtherance of any bribe or kickback, illegal political contribution, or any offer, payment, gift, promise to pay, promise to give, or any authorization of an offer, payment or giving of money or anything of value to any government official, government employee or any director, official, agent or employee of any government-owned or government-controlled entity, public international organization, or political party, or any candidate for political office for the purpose of (A) improperly influencing their official action or the action of the government they represent; (B) obtaining any improper business advantage; (C) directing business to any Person; or (D) improperly obtaining or retaining business; and (iii) none of the Servicer, its Subsidiaries or Affiliates will use, directly or indirectly, the Loans or the proceeds of any other transaction contemplated by this Agreement in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.
(p)
ERISA Representations. None of the Servicer or its ERISA Affiliates is a Benefit Plan Investor. None of the Servicer or its ERISA Affiliates sponsors, contributes to, has any obligation to contribute to, or has any liability with respect to any Pension Plan or Multiemployer Plan. No event has occurred or is expected to occur that might result, directly or indirectly, in any Lien pursuant to Section 4068 of ERISA being imposed on the property of the Servicer or its ERISA Affiliates.
Section 5.04.
Retransfer of Certain Receivables Exercise of Rights under Purchase Agreement. The Borrower shall exercise its rights under Section 7.2 of the Purchase Agreement to require the Seller to repurchase any Receivable as to which an event described in such Section has occurred in accordance with the terms of the Purchase Agreement. Upon receipt of the Release Price in the Collection Account for any Receivable repurchased pursuant to Section 7.2 of the Purchase Agreement as provided therein, the Administrative Agent shall automatically and without further action be deemed to transfer, assign and set-over to the Borrower, without recourse, representation or warranty, all the right, title and interest of the Administrative Agent in, to and under such Receivable all future monies due or to become due with respect thereto, all proceeds of such Receivable and Recoveries relating thereto, all rights to security for any such Receivable, and all proceeds and products of the foregoing; provided, however, that no such release shall be given effect unless Borrower has complied with the terms of any Hedging Agreement requiring that any Hedge Transaction related thereto be terminated in whole or in part and the Borrower has paid all Hedge Breakage Costs due to the related Hedge Counterparty with respect to such termination. The Administrative Agent shall, at the sole expense of the Servicer, execute such documents and instruments of release as may be prepared by the Servicer on behalf of the Borrower and take other such actions as shall reasonably be

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requested by the Borrower to effect the release of such Receivable pursuant to this subsection.
(b)
Retransfer of Receivables for Breach of Servicing Covenant. In the event that the Servicer breaches a servicing covenant pursuant to Section 7.03(c)(i) or (c)(ii), no later than the earlier of (i) knowledge by the Servicer of such event or (ii) receipt by the Servicer from the Administrative Agent or the Borrower of written notice thereof, the Servicer shall (A) disclose the identity of the related Receivable on the following Monthly Report and (B) to the extent such breach has not been cured or waived in writing by the Administrative Agent, on or before the next Payment Date, make a deposit of the Release Price for each such Receivable into the Collection Account in immediately available funds, and the Borrower shall accept the release of such Receivable(s).
(c)
Notice of Release. The Borrower or the Servicer, as applicable, shall provide written notice to the Administrative Agent and each Hedge Counterparty of any release of Receivables pursuant to Sections 5.04(a) or (b) prior to 12:00 p.m., New York, New York time, [***]Business Days prior to the related Release Date, and such notice shall include a calculation of the Borrowing Base after giving effect to such release, as well as representations and warranties by the Borrower that no Termination Event, Unmatured Termination Event, Servicer Termination Event or Unmatured Servicer Termination Event has occurred, that the Borrowing Base calculation included with such notice is accurate and that any required Hedging Agreements are in full effect.
(d)
Restrictions on Repurchases and Retransfer. Notwithstanding anything to the contrary set forth herein, neither the Borrower nor the Servicer shall repurchase or retransfer any Receivables, either individually or in a series of transactions, which is designed for the purpose of impacting the calculation of the “Annualized Default Ratio”, the “Annualized Net Loss Ratio”, the “Delinquency Ratio” or the “Extension Ratio”.
Section 5.05.
Representations and Warranties of the Backup Servicer The Backup Servicer represents and warrants as follows:
(a)
Organization and Good Standing. The Backup Servicer has been duly organized, and is validly existing as a national banking association and in good standing under the laws of the United States, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.
(b)
Power and Authority; Due Authorization. The Backup Servicer (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and (B) carry out the terms of this Agreement and (ii) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement.
(c)
Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Backup Servicer enforceable against the Backup Servicer in accordance with its terms.
(d)
No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (i) conflict with, result in any breach of

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any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Backup Servicer’s organizational documents or any Contractual Obligation of the Backup Servicer, (ii) result in the creation or imposition of any Lien upon any of the Backup Servicer’s properties pursuant to the terms of any such organizational documents or Contractual Obligation, other than this Agreement, or (iii) violate any Applicable Law.
(e)
No Proceedings. There is no litigation, proceeding or investigation pending or, to the best knowledge of the Backup Servicer, threatened against the Backup Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) challenging the enforceability of a material portion of the Receivables or (iv) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
(f)
All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Backup Servicer of this Agreement have been obtained.
ARTICLE 6

COVENANTS
Section 6.01.
Affirmative Covenants of the Borrower Except as otherwise provided herein, from the date hereof until the Facility Termination Date:
(a)
Compliance with Laws. The Borrower will comply in all material respects with all Applicable Laws, including those with respect to the Receivables and related Financed Vehicles.
(b)
Preservation of Existence. The Borrower will preserve and maintain its existence, rights, franchises and privileges in the State of Delaware, and qualify and remain qualified in good standing as a foreign statutory trust in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)
Performance and Compliance with Contracts. The Borrower will, at its expense, timely and fully perform and comply in all material respects (or cause UACC to perform and comply pursuant to the Purchase Agreement and all Transfer Agreements) with all provisions, covenants and other promises required to be observed by it under the Contracts and all other agreements related to such Contracts.
(d)
Keeping of Records and Books of Account. To the extent not maintained and implemented by the Servicer, the Borrower will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof (in the case of Tangible Contracts) or loss of data or system failure or loss of access to the E-Vault System or the Contracts constituting or evidencing Receivables maintained therein (in the case of Electronic Contracts)), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables.

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(e)
Borrower Assets. With respect to each Receivable, the Borrower will (i) acquire such Receivable pursuant to and in accordance with the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of such Receivable, including (A) filing and maintaining, effective financing statements (Form UCC-1) listing UACC, respectively, as debtor in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate and (iii) take all additional action that the Administrative Agent may reasonably request, including the filing of financing statements listing the Administrative Agent as secured party to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral.
(f)
Delivery of Collections. The Borrower will deliver to the Servicer for further remittance to the Local Bank Account promptly (but in no event later than one Business Day after receipt) all Collections received by Borrower in respect of the Receivables.
(g)
Separate Corporate Existence. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 6.02(n).
(h)
[***].
(i)
Termination Events. The Borrower will provide the Administrative Agent, the Account Bank and the Backup Servicer with written notice immediately following the earlier of (i) actual knowledge by the Borrower and (ii) receipt by the Borrower from the Servicer of written notice (which notice the Servicer shall be required to give promptly upon knowledge) of the occurrence of each Termination Event, Servicer Termination Event, Unmatured Termination Event and Unmatured Servicer Termination Event and, no later than [***] Business Days following the occurrence thereof, the Borrower will provide to the Administrative Agent an Officer’s Certificate setting forth the details of such event and the action that the Borrower proposes to take with respect thereto.
(j)
Taxes. The Borrower will file and pay any and all Taxes, including those required to meet the obligations of the Basic Documents that are due and payable, not being contested in good faith and fully reserved for in accordance with GAAP.
(k)
Use of Proceeds. The Borrower will use the Principal Amounts only to acquire Receivables pursuant to the Purchase Agreement.
(l)
Preservation of Security Interest. The Borrower will execute and file such financing and continuation statements and any other documents that may be required by any Applicable Law to preserve and protect fully the security interest of the Administrative Agent in, to and under the Collateral.
(m)
Reporting. The Borrower will furnish or cause to be furnished to the Administrative Agent:
•
Monthly Reports. Not later than each Reporting Date, a Monthly Report and such other information as reasonably requested by the Administrative Agent.

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•
Income Tax Liability. Within [***] Business Days after the receipt of revenue agent reports or other written proposals, determinations or assessments of the Internal Revenue Service or any other taxing authority which propose, determine or otherwise set forth positive adjustments to the Tax liability of the Borrower (within the meaning of Section 1504(a)(l) of the Code) which equal or exceed $[***] in the aggregate, telephonic, telex or telecopied notice (confirmed in writing within [***] Business Days) specifying the nature of the items giving rise to such adjustments and the amounts thereof.
•
Tax Returns. Upon demand by the Administrative Agent, copies of all Tax returns and reports filed by the Borrower, or in which the Borrower was included on a consolidated or combined basis (excluding sales, use and like taxes).
•
Representations. Promptly upon receiving knowledge of same, the Borrower shall notify the Administrative Agent if any representation or warranty set forth in Section 5.01 or 5.02 in any material respect was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of the Borrower which would render any of such representations and warranties untrue in any material respect at the date when they were made or deemed to have been made.
•
Proceedings. As soon as possible and in any event within [***] Business Days after any Responsible Officer of the Borrower receives notice or obtains knowledge thereof, any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any labor controversy (of a material nature), litigation, action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower.
•
Notice of Material Events. Promptly upon any Responsible Officer of the Borrower becoming aware thereof, notice of any other event or circumstances that, in the reasonable judgment of the Borrower, is likely to have a Material Adverse Effect.
•
Auditors’ Management Letters. Promptly after any auditors’ management letters are received by the Borrower or by its accountants, which refer in whole or in part to any inadequacy, defect, problem, qualification or other lack of fully satisfactory accounting controls utilized by the Borrower.
•
ERISA. The Borrower shall promptly notify the Administrative Agent in the event the Borrower becomes a Benefit Plan Investor.
(n)
Accounting Policy. The Borrower will promptly notify the Administrative Agent of any change in the Borrower’s accounting policies that are not otherwise required by GAAP.
(o)
Certificate of Title Opinion. If in connection with a Securitization involving all or a portion of the Collateral the Borrower is required to provide an Opinion of Counsel in each State

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in which the aggregate Principal Balance of Receivables related to Obligors with mailing addresses in such State equals or exceeds [***]% of the Aggregate Net Principal Balance, as to the requirements in each such State for the assignment of a security interest in the related Financed Vehicles and that the security interest of the related secured parties in such Financed Vehicles will be perfected and may be enforced by such secured parties notwithstanding the absence of a notation of the assignment of the security interest of the Originator to such secured parties on the related Certificate of Title, the Borrower will furnish to the Administrative Agent and the Lenders a copy of such Opinion of Counsel.
(p)
Other. The Borrower will furnish to the Administrative Agent promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Secured Parties under or as contemplated by this Agreement.
(q)
Notice Regarding Collateral. The Borrower shall advise the Administrative Agent in writing promptly, in reasonable detail of (i) any Lien (other than Permitted Liens) asserted or claim made against a material portion of the Collateral, (ii) the occurrence of a material breach by the Borrower of any of its representations, warranties and covenants contained herein and (iii) the occurrence of any other event which would have a Material Adverse Effect.
(r)
Anti-Corruption Laws and Sanctions. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower and each of its Subsidiaries and Affiliates and their respective directors, officers, employees and agents with applicable anti-corruption laws and Sanctions.
(s)
Preservation of Security Interest. The Borrower will file or cause to be filed such financing and continuation statements (and amendments thereto) and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the security interest of the Administrative Agent in, to and under the Collateral.
(t)
Maximum Leverage Ratio. The Borrower shall, at all times, ensure that the Parent’s Leverage Ratio does not exceed [***] to [***], tested on a [***]basis and as of any Determination Date. IMPORTANT ONE
(u)
Minimum Tangible Net Worth. The Borrower shall, at all times, ensure that the Tangible Net Worth of the Parent is not less than the sum of (i) $[***] and (ii) [***] ([***]%) of the cumulative positive net income of the Parent, as determined in accordance with GAAP, for the period commencing on the Restatement Closing Date through the end of the most recently completed calendar quarter. Compliance with this covenant shall be tested on a [***] basis and as of any Determination Date.
(v)
Minimum Liquidity. The Borrower shall, at all times, ensure that the Parent maintains not less than $[***] in unrestricted cash and Cash Equivalents, tested on a [***] basis and as of any Determination Date.

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(w)
Minimum Available Liquidity. The Borrower shall, at all times, ensure that the Parent maintains Available Liquidity equal to or greater than $[***], tested on a [***] basis and as of any Determination Date.
Section 6.02.
Negative Covenants of the Borrower From the date hereof until the Facility Termination Date:
(a)
Other Business. The Borrower will not (i) engage in any business other than the transactions contemplated by the Basic Documents, (ii) incur any Indebtedness, obligation, liability or contingent obligation of any kind other than pursuant to this Agreement or under any Hedging Agreement required by Section 6.03 or (iii) form any Subsidiary or make any Investment in any other Person.
(b)
Receivables Not to be Evidenced by Instruments. The Borrower will take no action to cause any Receivable that is not, as of the Closing Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Receivable.
(c)
Security Interests. The Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Collateral, whether now existing or hereafter transferred hereunder, or any interest therein, and the Borrower will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Borrower will promptly notify the Administrative Agent of the existence of any Lien (other than Permitted Liens) on any portion of the Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent in, to and under such Collateral, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any portion of the Collateral.
(d)
Mergers, Acquisitions, Sales, Etc. The Borrower will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock or membership interests of any class of, or any partnership or joint venture interest in, any other Person, or, sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any portion of the Collateral or any interest therein (other than pursuant hereto).
(e)
Distributions. The Borrower shall not declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Borrower or any Person’s interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding, except that so long as no Servicer Termination Event, Unmatured Servicer Termination Event, Termination Event or Unmatured Termination Event has occurred and is continuing or would result therefrom, the Borrower may pay cash distributions on the certificates issued pursuant to the Trust Agreement with funds distributed to the Borrower pursuant to Section 2.08(ix), subject to Applicable Law.
(f)
Change of Name or Location of Receivable Files. The Borrower shall not (i) change its name (within the meaning of Sections 9-503 and 9-507(c) of any applicable enactment

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of the UCC), type or jurisdiction of organization, become a “new debtor” (as defined in Section 9-102(a)(56) of any applicable enactment of the UCC) with respect to a currently effective security agreement previously entered into by any other Person, change its “location” (within the meaning of Section 9-307 of any applicable enactment of the UCC) or change the location where the majority of its books and Records are maintained as set forth in Section 14.02 or (ii) move, or consent to the Custodian moving, the Receivable Files from the locations set forth on Schedule D, unless the Borrower has given at least [***] days’ written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent in the Collateral.
(g)
True Sale. Except for purposes of GAAP, the Borrower will not account for or treat the transactions contemplated by the Purchase Agreement in any manner other than as the sale, or absolute assignment, of the Receivables and other Collateral by UACC to the Borrower.
(h)
ERISA Matters. Without the consent of the Administrative Agent, the Borrower will not, and will not permit any ERISA Affiliate to sponsor, adopt, contribute or become required to contribute to any Pension Plan or any Multiemployer Plan.
(i)
Formation Documents; Purchase Agreement. Without the prior consent of the Administrative Agent, the Borrower will not amend, modify, waive or terminate any provision of its Formation Documents or the Purchase Agreement (including any Transfer Agreement).
(j)
Changes in Payment Instructions. The Borrower will not add or make any change, or permit the Servicer to make any change, in its instructions to Obligors regarding payments to be made to the Borrower or the Servicer, other than in accordance with the Credit and Collection Policy, or payments to be made to the Post Office Boxes or the Local Bank Account, other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement and unless the Administrative Agent has received duly executed copies of all documentation related thereto.
(k)
Extension or Amendment. The Borrower will not, except as otherwise permitted in Section 7.03(c)(i), extend, amend or otherwise modify, or permit the Servicer to extend, amend or otherwise modify, the terms of any Contract.
(l)
[***].
(m)
No Assignments. The Borrower will not assign or delegate, grant any interest in or permit any Lien to exist upon any of its rights, obligations or duties under this Agreement without the prior written consent of the Administrative Agent.
(n)
Special Purpose Entity. The Borrower shall not (nor has the Borrower taken any such action in the past):
•
engage in any business or activity other than the purchase and receipt of Receivables and related assets from UACC under the Purchase Agreement, the pledge of Receivables and other Collateral under the Basic Documents and such other activities as are incidental thereto;

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•
acquire or own any material assets other than (A) the Receivables and related assets from UACC under the Purchase Agreement and (B) incidental property as may be necessary for the operation of the Borrower;
•
merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case first obtaining the Administrative Agent’s consent;
•
fail to preserve its existence as an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, or without the prior written consent of the Administrative Agent, amend, modify, terminate, fail to comply with the provisions of its Formation Documents or other governing documents, as applicable, or fail to observe corporate formalities;
•
own any Subsidiary or make any investment in any Person without the consent of the Administrative Agent;
•
commingle its assets with the assets of any of its Affiliates, or of any other Person, except as contemplated hereunder or under the Intercreditor Agreement;
•
incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than Indebtedness to the Secured Parties hereunder or in conjunction with a repayment of the Aggregate Unpaids, except for trade payables in the ordinary course of its business, provided that such debt is not evidenced by a note and paid when due;
•
become not Solvent or fail to pay its debts and liabilities from its assets as the same shall become due;
•
fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person, except as contemplated hereunder or under the Intercreditor Agreement;
•
enter into any contract or agreement with any of its principals or Affiliates or any other Person, except upon terms and conditions that are commercially reasonable and intrinsically fair and substantially similar to those that would be available on an arm’s-length basis with third parties other than its Affiliates;
•
seek its dissolution or winding up in whole or in part;
•
fail to correct any known misunderstandings regarding the separate identity of Borrower or UACC, as applicable, or any principal or Affiliate thereof or any other Person;
•
guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person, except as expressly provided in the Basic Documents;

155673.00101/154424345v.13

•
make any loan or advances to any third party, including any principal or Affiliate, or hold evidence of Indebtedness issued by any other Person (other than Permitted Investments);
•
fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates);
•
fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
•
file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable Insolvency Laws, or make an assignment for the benefit of creditors;
•
share any common logo with or hold itself out as or be considered as a department or division of (A) any of its principals or Affiliates, (B) any Affiliate of a principal or (C) any other Person;
•
permit any transfer (whether in any one or more transactions) of a direct or indirect ownership interest in the Borrower (other than in accordance with the Trust Agreement), unless the Borrower delivers to the Administrative Agent an acceptable non-consolidation opinion;
•
fail to pay its own liabilities and expenses only out of its own funds;
•
acquire the obligations or securities of its Affiliates or stockholders;
•
fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;
•
fail to use separate invoices and checks bearing its own name;
•
pledge its assets for the benefit of any other Person, other than with respect to payment of the Indebtedness to the Lenders hereunder;
•
fail to include provisions in the Trust Agreement that require the consent of the Owner Trustee is required for the Borrower to (A) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or not Solvent, (B) institute or consent to the institution of bankruptcy or Insolvency Proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or State law relating to bankruptcy or insolvency, (D) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (E) make any assignment for the benefit of the Borrower’s creditors, (F) admit

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in writing its inability to pay its debts generally as they become due or (G) take any action in furtherance of any of the foregoing;
•
amend, restate, supplement or otherwise modify its Formation Documents in any respect that would impair its ability to comply with the Basic Documents;
•
not take or refrain from taking, as applicable, each of [***], dated the Closing Date;
•
elect or otherwise permit the Borrower to be treated as an entity taxable as a corporation for U.S. federal income tax purposes; and
•
fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, or have its assets listed on the financial statement of any other Person; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its Affiliates if (a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from such Affiliates and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and obligations of such Affiliates or any other Person and (b) such assets shall also be listed on the Borrower’s own separate balance sheet.
(o)
Additional Lenders. The Borrower will not add any Lender to this Agreement without the prior written consent of the Administrative Agent.
(p)
Liens. The Borrower will not create, or participate in the creation of, or permit to exist, any Liens (other than Permitted Liens) and will not enter into any control agreement with respect to the Post Office Boxes or the Local Bank Account other than pursuant to the Intercreditor Agreement.
(q)
Anti-Corruption Laws and Sanctions. The Borrower shall not, nor shall the Borrower’s Subsidiaries or Affiliates, request any Loan, and shall not, directly or indirectly use, and shall ensure that its directors, officers, employees and agents do not directly or indirectly use, the proceeds of any Loan or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any anti-corruption laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, (iii) to fund or facilitate any activities or business in any Sanctioned Country or (iv) in any manner that would result in the violation of any Sanctions applicable to any Person participating in the transactions contemplated by this Agreement.
(r)
Purchase Agreement. The Borrower will not consent to any amendment, consent or waiver to the Purchase Agreement that could reasonably be expected to be adverse to the interests of the Administrative Agent without the prior written consent of the Administrative Agent; provided that no consent shall be required in connection with any change mandated by Applicable Law.

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Section 6.03.
Covenant of the Borrower Relating to Hedge Transactions Upon the commencement and during the continuation of a Required Hedging Period, the Borrower shall enter into one or more Hedge Transactions in form and substance satisfactory (including the notional amount, term and amortization rate (if any) of such Hedge Transaction) to the Administrative Agent. Each such Hedge Transaction shall be entered into with a Hedge Counterparty and governed by a Hedging Agreement; provided, that as of any date of determination during the Required Hedging Period, the aggregate notional amount relating to such Hedge Transactions shall not be less than the Loans Outstanding on such date. The Borrower shall deliver to the Administrative Agent a copy of all documents related to any Hedging Agreement, including confirmations, schedules and an aggregate notion amortization schedule. All reasonably documented out-of-pocket costs and expenses (including reasonable legal fees and disbursements) incurred by the Administrative Agent and the Lenders incurred with each Hedge Transaction shall be paid by the Borrower.
(b)
As additional security hereunder, the Borrower has assigned to the Administrative Agent all right, title and interest of Borrower in any Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower’s right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower’s obligations hereunder. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any Secured Party for the performance by the Borrower of any such obligations.
(c)
On or prior to the effective date of a Hedge Transaction, the Borrower shall establish and thereafter maintain a segregated trust account in the name of the Borrower with respect to each Hedge Counterparty (a “Hedge Collateral Account”) with a Qualified Institution in trust and for the benefit of the Lenders and the related Hedge Counterparty. In the event that pursuant to the terms of the applicable Hedging Agreement, the related Hedge Counterparty is required to deposit cash or securities as collateral to secure its obligations (“Swap Collateral”), the Borrower shall deposit all Swap Collateral received from the Hedge Counterparty into the Hedge Collateral Account. All sums on deposit and securities held in any Hedge Collateral Account shall be used only for the purposes set forth in the related credit support annex (“Credit Support Annex”) to the Hedging Agreement. The only permitted withdrawal from or application of funds on deposit in, or otherwise to the credit of, a Hedge Collateral Account shall be (i) for application to the obligations of the applicable Hedge Counterparty under the related Hedging Agreement in accordance with the terms of the Credit Support Annex and (ii) to return collateral to the Hedge Counterparty when and as required by the Credit Support Annex. Amounts on deposit in each Hedge Collateral Account shall be invested in accordance with the terms of the related Credit Support Annex, and all investment earnings actually received on amounts on deposit in a Hedge Collateral Account or distributions on securities held as Swap Collateral shall be distributed to the related Hedge Counterparty in accordance with the terms of the related Credit Support Annex. Any amounts applied by the Borrower to the obligations of the Hedge Counterparty under the Hedging Agreement in accordance with the terms of the Credit Support Annex shall be deposited

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in the Collection Account and applied in accordance with Section 2.08 of this Agreement. The Borrower agrees to give the Hedge Counterparty prompt notice if it obtains knowledge that the Hedge Collateral Account or any funds on deposit therein or otherwise to the credit of the Hedge Collateral Account, shall or have become subject to any writ, order, judgment, warrant of attachment, execution or similar process.
(d)
Within [***]days after (i) the occurrence of any event defined as an “Termination Event” for which the Hedge Counterparty is the “Defaulting Party” or “Termination Event” for which the Hedge Counterparty is an “Affected Party” in a Hedging Agreement or (ii) a Hedge Counterparty ceasing to satisfy the minimum ratings requirements set forth in the definition of “Eligible Hedge Counterparty,” the Borrower shall enforce its remedial rights against such Hedge Counterparty as are specified in the related Hedge Agreement; provided that this subclause (d) shall not apply if the Hedge Counterparty is the Administrative Agent or an Affiliate thereof.
Section 6.04.
Affirmative Covenants of the Servicer From the date hereof until the Facility Termination Date:
(a)
Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Receivables, the related Contracts, Financed Vehicles and Receivable Files or any part thereof.
(b)
Preservation of Corporate Existence. The Servicer will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)
Obligations and Compliance with Receivables. The Servicer will fulfill and comply with all obligations on the part of the Borrower to be fulfilled or complied with under or in connection with each Receivable and will do nothing to impair the rights of the Administrative Agent in, to and under the Collateral.
(d)
Performance and Compliance with Servicer Basic Documents. The Servicer will timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Servicer Basic Documents.
(e)
Keeping of Records and Books of Account. The Servicer will maintain and implement administrative and operating procedures (including an ability to recreate records evidencing Receivables, including the Servicer Files, in the event of the destruction of the originals thereof (in the case of Tangible Contracts) or loss of data or system failure or loss of access to the E-Vault System or the Contracts constituting or evidencing Receivables maintained therein (in the case of Electronic Contracts)), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables, including the Servicer Files.
(f)
Taxes. The Servicer will file all material Tax returns required to be filed by it and pay any and all material Taxes, including those required to meet the obligations of the Basic Documents.

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(g)
Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements (and amendments thereto) and any other documents that may be required by any Applicable Law of any Governmental Authority to preserve and protect fully the security interest of the Administrative Agent in, to and under the Collateral.
(h)
Credit and Collection Policy. The initial Servicer will (i) comply in all material respects with the Credit and Collection Policy in regard to each Receivable, [***].
(i)
Termination Events. The Servicer will furnish to the Administrative Agent, the Account Bank and the Backup Servicer, as soon as possible and in any event within [***] Business Days after the earlier of (i) knowledge by the Servicer and (ii) receipt by the Servicer from the Borrower of written notice thereof (which notice the Borrower shall be required to give promptly upon knowledge thereof) of the occurrence of each Termination Event and each Unmatured Termination Event, a written statement of its chief financial officer or chief accounting officer setting forth the details of such event and the action that the Servicer purposes to take with respect thereto.
(j)
Other. The Servicer will furnish to the Administrative Agent and the Backup Servicer, promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Borrower, the Servicer or the Originator as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or Lenders under or as contemplated by this Agreement.
(k)
Losses, Etc. In any suit, proceeding or action brought by the Administrative Agent, the Custodian, Account Bank, Backup Servicer or any Secured Party for any sum owing thereto, the Servicer shall save, indemnify and keep each such entity harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Obligor under the Receivables, arising out of a breach by the Servicer of any obligation under the related Receivable or arising out of any other agreement, Indebtedness or liability at any time owing to or in favor of such Obligor or its successor from the Servicer, and all such obligations of the Servicer shall be and remain enforceable against and only against the Servicer and shall not be enforceable against each such entity.
(l)
Notice Regarding Collateral. The Servicer shall advise the Custodian and the Administrative Agent in writing promptly following the earlier of (i) knowledge by the Servicer and (ii) receipt by the Servicer from the Borrower of written notice thereof (which notice the Borrower shall be required to give promptly upon knowledge thereof), in reasonable detail of (A) any Lien asserted or claim made against any portion of the Collateral, (B) the occurrence of any material breach by the Servicer of any of its representations, warranties and covenants contained herein, (C) the occurrence of any event of default or material breach by any party of its obligations under, or the termination of, the E-Vault Access Agreement, the Electronic Collateral Control Agreement or the Title Administrator Agreement, (D) any changes to the E-Vault System, the Originator Vault Partition or the Warehouse Vault Partition made by the E-Vault Provider or the Custodian and (E) the occurrence of any other event which would have a material adverse effect on the security interest of the Administrative Agent on behalf of the Secured Parties in the Collateral or the collectability of all or a material portion of the Receivables, or which would have

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a material adverse effect on the security interests of the Administrative Agent for the benefit of the Secured Parties. Promptly following the occurrence of a Custodian Termination Event, the Servicer shall use commercially reasonable efforts to enter into the Title Administration Agreement, in form and substance reasonable acceptable to the Administrative Agent. Promptly upon receipt thereof, the Servicer shall forward to the Program Agent and the Borrower copies of all notices (other than routine administrative notices) received under the E-Vault Access Agreement, the Electronic Collateral Control Agreement or the Title Administrator Agreement.
(m)
Realization on Receivables. In the event that the Servicer realizes upon any Receivable, the methods utilized by the Servicer to realize upon such Receivable or otherwise enforce any provisions of such Receivable will not subject the Servicer, the Borrower, any Secured Party, the Administrative Agent or the Custodian to liability under any federal, State or local law, and any such realization or enforcement by the Servicer will be conducted in accordance with the provisions of this Agreement, the Credit and Collection Policy and Applicable Law.
(n)
Certificates of Title. Within [***] days following the end of each calendar quarter, the Servicer shall deliver to the Custodian (if not UACC) and the Administrative Agent a list of all Receivables for which it does not have in its possession or control the related Certificate of Title.
(o)
Interpayments. To the extent that the Borrower makes an Interpayment pursuant to Section 2.06(e), on the related Payment Date, UACC shall deposit an amount equal to the Monthly Accrued Interest Payment Amount into the Collection Account.
(p)
[***].
(q)
Auditors’ Management Letters. The Servicer will deliver or will cause to be delivered to the Administrative Agent, promptly after receipt by the Servicer or its accountants, a copy of any auditors’ management letters which refer in whole or in part to any inadequacy, defect, problem, qualification or other lack of fully satisfactory accounting controls utilized by the Parent that resulted in a qualified audit opinion.
(r)
Accounting Policy. The Servicer will promptly notify the Administrative Agent of any material change in the Parent’s accounting policies.
(s)
Servicing Systems. The Servicer will promptly notify the Backup Servicer in writing of any material changes which the Servicer makes to the servicing systems and provide to the Backup Servicer sufficient details with respect thereto as the Backup Servicer may reasonably request.
(t)
Anti-Corruption Laws and Sanctions. The Servicer will maintain in effect and enforce policies and procedures designed to ensure compliance by the Servicer and each of its Subsidiaries and Affiliates and their respective directors, officers, employees and agents with applicable anti-corruption laws and Sanctions.

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Section 6.05.
Negative Covenants of the Servicer From the date hereof until the Facility Termination Date:
(a)
Post Office Boxes; Local Bank Account. The Servicer shall not create or participate in the creation of, or permit to exist, any Liens with respect to the Post Office Boxes or the Local Bank Account, except as permitted and pursuant to the Intercreditor Agreement and the Intercreditor Party Supplement. The Servicer shall not enter into any “control agreement” (as defined in the relevant UCC) with respect to the Post Office Boxes or the Local Bank Account other than pursuant to the Intercreditor Agreement.
(b)
Mergers, Acquisition, Sales, etc. The Servicer will not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, other than contemplated in Section 7.16.
(c)
Change of Name or Location of Servicer Files or Receivable Files. The Servicer shall not (i) change its name (within the meaning of Sections 9-503 and 9-507(c) of any applicable enactment of the UCC), type or jurisdiction of organization, become a “new debtor” (as defined in Section 9-102(a)(56) of any applicable enactment of the UCC) with respect to a currently effective security agreement previously entered into by any other Person, change its “location” (within the meaning of Section 9-307 of any applicable enactment of the UCC) or change the location where it keeps records concerning the Receivables (including the Servicer Files) from the locations set forth in Schedule D or (ii) move, or consent to the Custodian moving, the Receivable Files from the locations set forth in Schedule D, unless the Servicer has given at least [***] days’ prior written notice to the Administrative Agent and has taken all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral.
(d)
Change in Payment Instructions to Obligors. The Servicer will not make any change in its instructions to the Obligors regarding payments to be made to the Borrower or the Servicer, other than in accordance with the Credit and Collection Policy, or payments to be made to the Post Office Boxes or Local Bank Account, other than in accordance with the terms of the Intercreditor Agreement and the Intercreditor Party Supplement and unless the Administrative Agent has received duly executed copies of all documentation related thereto.
(e)
Extension or Amendment of Contracts. The Servicer will not, except as otherwise permitted in Section 7.03(c)(i), extend, amend or otherwise modify the terms of any Contract.
(f)
No Instruments. The Servicer shall take no action to cause any Receivable to be evidenced by any Instrument or “electronic chattel paper” (as defined in the UCC).
(g)
No Liens. The Servicer shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than any Permitted Lien) on the Collateral or any interest therein, the Servicer will notify the Custodian and the Administrative Agent of the existence of any Lien on any portion of the Collateral immediately upon discovery thereof, and the Servicer shall defend the right, title and interest of the Administrative Agent on behalf of the Secured Parties in, to and under the Collateral against all claims of third parties claiming through or under the Servicer.

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(h)
Release; Additional Covenants. The Servicer shall (i) not release any Financed Vehicle securing any Receivable from the security interest granted therein by such Receivable in whole or in part except (A) in the event of payment in full by the Obligor thereunder or upon transfer of such Financed Vehicle to a purchaser following repossession by the Servicer or (B) to an insurer in exchange for Insurance Proceeds paid by such insurer resulting from a claim for the total insured value of a Financed Vehicle, (ii) not impair the rights of the Borrower, the Secured Parties or the Custodian in the Collateral, (iii) not increase the number of Scheduled Payments due under a Receivable except as permitted herein or in the Credit and Collection Policy, (iv) prior to the payment in full of any Receivable, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on such Receivable or any interest therein, (v) immediately notify the Borrower, the Administrative Agent, the Backup Servicer and the Custodian (if other than UACC) of the existence of any Lien on any portion of the Collateral (other than any Permitted Lien) if the Servicer has actual knowledge thereof, (vi) defend the right, title and interest of the Borrower, the Secured Parties, the Administrative Agent, and the Custodian in, to and under the Collateral against all claims of third parties claiming through or under the Servicer, (vii) transfer to the Local Bank Account for deposit into the Collection Account, all payments received by the Servicer with respect to the Receivables in accordance with this Agreement, the Intercreditor Agreement and the Intercreditor Party Agreement, (viii) comply with the terms and conditions of this Agreement relating to the obligation of the Borrower to remove Receivables from the Collateral pursuant to this Agreement and the obligation of the Seller to reacquire Receivables from the Borrower pursuant to the Purchase Agreement, (ix) promptly notify the Borrower, the Administrative Agent, the Backup Servicer, the Account Bank, each Hedge Counterparty and the Custodian of the occurrence of any Servicer Termination Event and any breach, in any material respect, by the Servicer of any of its covenants or representations and warranties contained herein, (x) promptly notify the Borrower, the Administrative Agent, the Backup Servicer, the Account Bank and the Custodian of the occurrence of any event which, to the knowledge of the Servicer, would require that the Borrower make or cause to be made any filings, reports, notices or applications or seek any consents or authorizations from any and all Government Authorities in accordance with the relevant UCC and any State vehicle license or registration authority as may be necessary or advisable to create, maintain and protect a first priority security interest of the Administrative Agent in, to and on the Financed Vehicles and a first priority security interest of the Administrative Agent in, to and on the Collateral, (xi) take all reasonable action necessary to maximize the returns pursuant to the Insurance Policies, (xii) deliver or cause to be delivered to the Borrower no later than one Business Day preceding the Cutoff Date or any Funding Date, as the case may be, the current Schedule of Receivables, (xiii) with respect to any Receivable, deliver or cause to be delivered to the Custodian within one Business Day preceding the Closing Date or the date of such Subsequent Loan, as the case may be, the documents to be included in the Receivable Files with respect to those Receivables, as the case may be, (xiv) not impair the rights of the Borrower or the Secured Parties in the Collateral or (xv) not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than any Permitted Lien) on the Collateral or any interest therein. Notwithstanding any other provision of this Agreement, the Servicer may release any Financed Vehicle from the security interest created by the related Receivable when the Servicer deposits into the Collection Account an amount equal to the related Release Price or the entire amount of Insurance Proceeds, Recoveries and other Collections it has received or expects to receive with respect to such Receivable and such Financed Vehicle.

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The Servicer shall, within [***] Business Days of its receipt thereof, respond to reasonable written directions or written requests for information that the Borrower, the Administrative Agent, the Backup Servicer or the Custodian (if other than UACC) might have with respect to the administration of the Receivables.

(i)
Anti-Corruption Laws and Sanctions. The Servicer shall not, nor shall the Servicer’s Subsidiaries or Affiliates, request any Loan, and shall not, directly or indirectly use, and shall ensure that its directors, officers, employees and agents do not directly or indirectly use, the proceeds of any Loan or lend, contribute or otherwise make available such proceeds to any Subsidiary, Affiliate, joint venture partner or other Person (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any anti-corruption laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, (iii) to fund or facilitate any activities or business in any Sanctioned Country or (iv) in any manner that would result in the violation of any Sanctions applicable to any Person participating in the transactions contemplated by this Agreement.
(j)
ERISA Matters. None of the Servicer or its ERISA Affiliates shall take any action to cause or that might reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of the Servicer or its ERISA Affiliates. None of the Servicer or its ERISA Affiliates shall sponsor, contribute to or have any obligation to contribute to, or have any liability with respect to any Pension Plan or Multiemployer Plan.
ARTICLE 7

ADMINISTRATION AND SERVICING OF RECEIVABLES
Section 7.01.
Designation of Servicing The Administrative Agent and the Borrower, at the direction of and on behalf of the Administrative Agent, hereby appoint UACC, as Servicer to manage, collect and administer each of the Receivables and the other Collateral, and to enforce its respective rights and interests in and under the Collateral and UACC hereby accepts such appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms hereof.
Section 7.02.
Servicing Compensation As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive the Servicing Fee to the extent of funds available therefor pursuant to Section 2.08(i). The Servicer shall further be entitled to retain as additional servicing compensation any and all ancillary fees, extension fees and payments from Obligors, including late fees, administrative fees and similar charges allowed by Applicable Law.
Section 7.03.
Duties of the Servicer Standard of Care. The Servicer agrees that its servicing and collection of the Receivables shall be carried out in accordance with the Credit and Collection Policy, Applicable Law and customary and usual procedures of institutions which service motor

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vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others.
(b)
Records Held in Trust. The Servicer shall hold in trust for the Secured Parties all records which evidence or relate to all or any part of the Collateral. In the event that the Backup Servicer assumes servicing responsibilities or a Successor Servicer, as applicable, is appointed, the outgoing Servicer shall promptly deliver to the Backup Servicer or the Successor Servicer, as applicable, and the Backup Servicer or the Successor Servicer, as applicable, shall hold in trust for the Borrower and the Secured Parties all records which evidence or relate to all or any part of the Collateral, other than the Receivable Files which shall be delivered to the successor Custodian.
(c)
Collection Practices.
•
The Servicer shall be responsible for collection of payments called for under the terms and provisions of the Contracts related to the Receivables, as and when the same shall become due. The Servicer, in making collection of Receivable payments pursuant to this Agreement, shall be acting as agent for the Secured Parties, and shall be deemed to be holding such funds in trust on behalf of and as agent for the Administrative Agent and the Secured Parties; provided, however, that the Servicer shall not be empowered to, and shall not, (x) make or attempt to make any change to the Authoritative Copy of any Electronic Contract which constitutes or evidences a Receivable, (y) change or attempt to change the legend or watermark on any Electronic Contract which constitutes or evidences a Receivable or the “Owner of Record” of the Warehouse Vault Partition or (z) except (i) in connection with a Securitization permitted under the terms hereof, (ii) upon payment in full of a Receivable or (iii) as directed by the Borrower with the written consent of the Administrative Agent, cause any Electronic Contract which constitutes or evidences a Receivable to be Exported or otherwise removed from the Warehouse Vault Partition. The Servicer, consistent with the Credit and Collection Policy in effect at the time of acting, shall service, manage, administer and make collections on the Receivables on behalf of the Borrower and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection therewith which are consistent with this Agreement. The Servicer may in its discretion grant extensions, rebates or adjustments on a Contract as permitted by the Credit and Collection Policy then in effect, and amend or modify any Contract but [***]. The Servicer may in its discretion waive any late payment charge or any other fees, not including interest on the Principal Balance that may be collected in the ordinary course of servicing a Receivable. The Servicer shall also enforce all rights of the Borrower under the Purchase Agreement (including each Transfer Agreement) including the right to require UACC to repurchase Receivables for breaches of representations and warranties made by UACC in the Purchase Agreement. Receivables in respect of which the Servicer has breached the foregoing provisions shall be repurchased by the Servicer pursuant to Section 5.04(c).
•
Consistent with the Credit and Collection Policy, if at least [***]% of a Scheduled Payment due under a Receivable is not received by the end of the day on its due date, the Servicer will make reasonable and customary efforts to contact the Obligor. The Servicer shall continue its efforts to obtain payment from such Obligor who has not paid

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at least [***]% of a Scheduled Payment until the related Financed Vehicle has been repossessed and sold or the Servicer has determined that all amounts collectable on the Receivable have been collected. The Servicer shall use its best efforts, consistent with the Credit and Collection Policy, to collect funds on a Defaulted Receivable and by the close of business on the second Business Day following receipt of such Collections and deposit thereof into the Local Bank Account, such Collections shall be deposited into the Collection Account.
•
In the event a Receivable becomes a Defaulted Receivable, the Servicer, itself or through the use of independent contractors or agents shall, consistent with the Credit and Collection Policy, repossess or otherwise convert the ownership of the Financed Vehicle securing any such Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. All costs and expenses incurred by the Servicer in connection with the repossession of the Financed Vehicles securing such Receivables shall be reimbursed to the Servicer (other than overhead), to the extent not previously recouped by the Servicer from Recoveries on the Payment Date immediately succeeding the Collection Period in which the Servicer delivered to the Administrative Agent an itemized statement of such costs and expenses. Notwithstanding the foregoing and consistent with the terms of this Agreement, the Servicer shall not be obligated to repossess or take any action with respect to a Defaulted Receivable if, in its reasonable judgment consistent with the Credit and Collection Policy, the Recoveries would not be increased.
•
The Servicer shall deposit or cause to be deposited by electronic funds transfer all Collections to the Collection Account no later than [***] Business Days after deposit into the Local Bank Account or otherwise.
(d)
Collection; Recourse; Sales of Financed Vehicles. The Servicer, itself or through the use of independent contractors or agents, shall follow practices consistent with the Credit and Collection Policy, in its servicing of automotive receivables, which may include reasonable efforts to realize rights of recourse against any Dealer, selling a Financed Vehicle, or requesting a Subservicer to sell a Financed Vehicle, at public or private sale; provided, however, that the Servicer, itself or through the use of independent contractor or agents shall, in accordance with the Credit and Collection Policy, maximize the sales proceeds for each repossessed Financed Vehicle. The foregoing shall be subject to the provision that, in any case in which a Financed Vehicle shall have suffered damage, the Servicer shall not expend funds for the repair or the repossession of such Financed Vehicle unless the Servicer shall determine in its discretion that such repair or repossession would increase the Recoveries in an amount greater than the cost of repairs.
(e)
Subservicers. The Servicer may delegate in the ordinary course of business any or all of its duties and obligations hereunder to one or more Subservicers; provided, however, that the Servicer shall at all times remain responsible for the performance of such duties and obligations.
(f)
Insurance. The Servicer shall:

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(i)
on behalf of the Borrower, administer and enforce all rights and responsibilities of the Borrower, as owner of the Receivables, provided for in the Insurance Policies relating to the Receivables;
(ii)
in accordance with customary servicing procedures and the Credit and Collection Policy, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the date of execution of the Contract;
(iii)
administer the filings of claims under the Insurance Policies by filing the appropriate notices related to claims, including initial notices of loss, as well as claims with the respective carriers or their authorized agents all in accordance with the terms of the Insurance Policies; and use reasonable efforts to file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims; and
(iv)
utilize such notices, claim forms and claim procedures as are required by the respective insurance carriers.

In the case of any inconsistency between this Agreement and the terms of any Insurance Policy, the Servicer shall comply with the latter.

(g)
Obligation to Restore. In the event of any physical loss or damage to a Financed Vehicle related to a Receivable from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed Vehicle to be restored or repaired. However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.
(h)
Fidelity Bond. The Servicer represents, warrants and covenants that it has obtained and shall continue to maintain in full force and effect a fidelity bond in such form and amount as is customary for prudent servicers acting as custodian of funds and documents in respect of consumer contracts similar to the Receivables on behalf of institutional investors.
(i)
Security Interests. The Borrower hereby directs the Servicer to take or cause to be taken such steps as are necessary, to maintain perfection of the security interest created by each such Receivable in the related Financed Vehicle. The Servicer shall, at the direction of the Borrower, the Administrative Agent or the Custodian, take any action necessary to preserve and protect the security interests of the Borrower, the Administrative Agent, the Secured Parties and the Custodian in the Receivables, including any action specified in any Opinion of Counsel delivered to the Servicer.
(j)
Realization on Financed Vehicles. The Servicer warrants, represents and covenants that in the event that the Servicer realizes upon any Financed Vehicle, the methods utilized by the Servicer to realize upon such Receivable or otherwise enforce any provisions of such Receivable, will not subject the Servicer, the Borrower, the Administrative Agent, the Backup Servicer, the Account Bank or the Custodian to liability under any federal, State or local law, and that such enforcement by the Servicer will be conducted in accordance with the provisions of this Agreement, the Credit and Collection Policy and Applicable Law.
(k)
Recordkeeping. The Servicer shall:

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•
maintain legible copies (in electronic or hard-copy form, in the discretion of the Servicer) or originals of all documents in its Servicer File with respect to each Receivable and the Financed Vehicle related thereto; and
•
keep books and records, satisfactory to the Administrative Agent, pertaining to each Receivable and shall make periodic reports in accordance with this Agreement; such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by Applicable Law, all documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any Receivable shall remain at all times the property of the Borrower and shall be held in trust by the Servicer; the Servicer shall not acquire any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Agreement; and the Servicer shall bear the entire cost of restoration in the event any Servicer File shall become damaged, lost or destroyed while in the Servicer’s possession or control.
Section 7.04.
Collection of Payments; Payments to the Post Office Boxes. On or before the Closing Date with respect to the Existing Receivables, and on or before the relevant Funding Date with respect to the Subsequent Receivables, the Servicer shall have instructed all related Obligors to make all payments in respect of the related Receivables directly to the Post Office Boxes, and all such payments will be deposited into the Collection Account within [***] Business Days of receipt.
(b)
Establishment of the Collection Account, Reserve Account and the Local Bank Account. The Servicer shall cause to be established, on or before the Closing Date, and maintain in the name of the Borrower, for the benefit of the Secured Parties, with a Qualified Institution which shall initially be the Account Bank, (i) the Collection Account and (ii) the Reserve Account, in each case over which the Administrative Agent shall have sole dominion and control and from which neither UACC nor the Borrower shall have any right of withdrawal, except as otherwise set forth in the Account Control Agreement. The Borrower will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Reserve Account for its own account and shall not be entitled to any payment therefor. The Servicer shall maintain in its name for the benefit of the Secured Parties the Local Bank Account which shall be under the dominion and control of [***] under, and shall be subject to, the Intercreditor Agreement and the Intercreditor Party Supplement. Promptly after the Payment Date on which the entire Reserve Account Amount is withdrawn from the Reserve Account, the Account Bank shall terminate the Reserve Account.
(c)
Adjustments. If the Servicer makes (i) a deposit into the Collection Account in respect of a collection of a Receivable and such collection was received by the Servicer in the form of a check that is not honored for any reason, (ii) a mistake with respect to the amount of any collection and deposits an amount that is less than or more than the actual amount of such collection or (iii) is entitled to reimbursement of any ancillary fees in accordance with Section 7.02, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check, mistake or reimbursement. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

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Section 7.05.
Payment of Certain Expenses by Servicer Except for such amounts and expenses the Servicer is entitled to reimbursement as provided for herein, the Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including the fees and disbursements of independent certified public accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, fees and expenses of subservicers and agents of the Servicer and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account and the Reserve Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.
Section 7.06.
Reports; Monthly Reports. On each Reporting Date, the Servicer will provide to the Borrower, the Administrative Agent, the Backup Servicer, the Account Bank and each Hedge Counterparty a Monthly Report.
(b)
Quarterly Report. The Servicer will provide a Quarterly Report to the Administrative Agent and each Hedge Counterparty, within [***] Business Days of receiving a request from the Administrative Agent for such report, which request may be made quarterly, but not more frequently unless required by regulators or to comply with Applicable Law (including Basel II and Basel III).
Section 7.07.
Due Diligence Up to one (1) time each calendar year, beginning with 2022, at such times during normal business hours as are reasonably convenient to the Borrower or the Servicer, as the case may be, at the sole cost and expense of the Servicer (provided that such costs and expenses shall be limited to $[***] per annum unless a Termination Event, Unmatured Termination Event, Unmatured Servicer Termination Event or Servicer Termination Event shall have occurred and be continuing) and upon reasonable request of the Administrative Agent and prior written notice to the Borrower or the Servicer, as the case may be, the Borrower or the Servicer, as the case may be, shall permit such Person or Persons as the Administrative Agent may designate to conduct, on behalf of all of them, audits or to visit and inspect any of the properties of the Borrower or the Servicer (including any Subservicer) where the Receivable Files are located, as the case may be, to examine the Receivable Files, internal controls and procedures maintained by the Borrower or Servicer, as the case may be, and take copies and extracts therefrom, and to discuss the affairs of the Borrower and the Servicer (including any Subservicer) with their respective officers and employees (which employees, except after the occurrence and during the continuation of a Termination Event, Unmatured Termination Event, Unmatured Servicer Termination Event or Servicer Termination Event, shall be designated by the Borrower or the Servicer, as the case may be) and, upon written notice to the

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Borrower or the Servicer, as the case may be, independent accountants; provided, further, that after the occurrence and during the continuation of a Termination Event, Unmatured Termination Event, Unmatured Servicer Termination Event or Servicer Termination Event, the Administrative Agent or its representatives shall be permitted to take the foregoing actions without being subject to any limitation on the number of audits, visits or inspections that may be conducted during a calendar year and such audits, visits or inspections shall be at the sole cost and expense of the Servicer; provided, that the Administrative Agent and its representatives shall make reasonable efforts to coordinate, and provide [***] days’ prior written notice of, such audits, visits and inspections. The Borrower or the Servicer, as the case may be, hereby authorizes such officers, employees and independent accountants (and the Servicer shall cause each Subservicer to authorize such officers, employees and independent accountants) to discuss with the Administrative Agent and its representatives, the affairs of the Borrower or the Servicer, as the case may be. The Servicer shall reimburse the Administrative Agent for all reasonable fees, costs and expenses incurred by or on behalf of the Administrative Agent and the Secured Parties in connection with the foregoing actions promptly upon receipt of a written invoice therefor. Any audit provided for herein shall be conducted in accordance with the rules of the Borrower and Servicer respecting safety and security on its premises and without materially disrupting operations. Nothing in this subsection shall affect the obligation of the Servicer to observe any Applicable Law prohibiting the disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this subsection. In addition to the due diligence reviews specified above, the Backup Servicer may, subject to all terms and conditions specified in this subsection, conduct its own periodic due diligence reviews, at the sole cost and expense of the Servicer (provided that such costs and expenses shall be limited to a maximum of $[***] per visit in the case of any due diligence review done at the request of the Backup Servicer prior to the occurrence and continuance of a Servicer Termination Event or the Termination Date, and thereafter, without such cost and expense cap).
Section 7.08.
Annual Statement as to Compliance The Servicer shall deliver to the Administrative Agent and the Backup Servicer, on or before April 30th of each year, beginning in 2020, an Officer’s Certificate, dated as of the preceding December 31st, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or since the Closing Date in the case of the first such Officer’s Certificate) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or such shorter period in the case of the first such Officer’s Certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the

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nature and status thereof. Notwithstanding the foregoing, to the extent that in connection with public or private offerings of automobile receivable-backed securities by UACC or any Affiliate thereof, Regulation AB under the Securities Act requires the delivery by servicers of an annual report on an assessment of servicing compliance on the basis of detailed servicing criteria or other report, the delivery of a copy of such report by the Servicer to the Administrative Agent shall be deemed to satisfy the provisions of this subsection.
Section 7.09.
Annual Independent Public Accountant’s Reports To the extent prepared on behalf of the Servicer in connection with the public offering of securities backed by or relating to automobile receivables, the Servicer will deliver to the Administrative Agent, on or before April 30th of each year beginning in 2020, a copy of a report prepared by a firm of independent certified public accountants, who may also render other services to the Servicer or any of its Affiliates, addressed to the Board of Directors of the Servicer or any of its Affiliates, and the Administrative Agent and dated during the current year, to the effect that such firm has examined the Servicer’s policies and procedures and issued its report thereon and expressing a summary of findings (based on certain procedures performed on the documents, records and accounting records that such accountants considered appropriate under the circumstances) relating to the servicing of the Receivables and the administration of the Receivables (including the preparation of the “Monthly Reports) during the preceding calendar year (or such longer period in the case of the first sale report) and that such servicing and administration was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report and that such examination (a) was performed in accordance with standards established by the American Institute of Certified Public Accountants, and (b) included tests relating to auto loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, to the extent the procedures in such program are applicable to the servicing obligations set forth in this Agreement. Notwithstanding the foregoing, to the extent that in connection with public or private offerings of automobile receivable-backed securities by UACC or any Affiliate thereof, Regulation AB under the Securities Act requires the delivery of an annual attestation of a firm of independent public accountants with respect to the assessment of servicing compliance with specified servicing criteria of the Servicer stating, among other things, that the Servicer’s assertion of compliance with the specified servicing criteria is fairly stated in all material respects, or the reason why such an opinion cannot be expressed, the delivery of a copy of such an attestation to the Administrative Agent shall be deemed to satisfy the provisions of this Section.

In the event such independent certified public accountants require the Custodian, the Account Bank or the Backup Servicer to agree to the procedures to be performed by such firm in

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any of the reports required to be prepared pursuant to this Section, the Servicer shall direct the Custodian, the Account Bank or the Backup Servicer in writing to so agree; it being understood and agreed that the Custodian, the Account Bank or the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Custodian, the Account Bank and the Backup Servicer have not made any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

Such report shall also indicate that the firm is “Independent” of the Servicer and its Affiliates within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

Section 7.10.
Rights Prior to Assumption of Duties by the Backup Servicer or Designation of Successor Servicer On or before each Reporting Date, the Servicer shall deliver to the Backup Servicer an electronic file containing all information necessary to carry out any servicing obligations under this Agreement, sufficient to allow the Backup Servicer to review the Monthly Report related thereto and determine that such Monthly Report is readable and contains all information necessary for the Backup Servicer to complete its duties. The Backup Servicer shall, within [***] Business Days of each Reporting Date, load the electronic file received from the Servicer, confirm such computer tape or diskette is in readable form and verify (i) the aggregate Principal Balance of all Receivables as of the most recent Determination Date, (ii) each Concentration Limit and (iii) the Net Principal Balance as set forth in the Monthly Report. The Backup Servicer shall further verify the Borrowing Base, Monthly Principal Payment Amount, Servicing Fees, Account Bank Fee and Backup Servicing Fee (excluding any additional fees), amounts remaining to be distributed to the Borrower in accordance with Section 2.08, the Reserve Account Amount as of the end of the Collection Period, the Annualized Default Ratio, the Annualized Net Loss Ratio, the Collateral Coverage Ratio, the UACC Excess Spread Percentage, the Vroom Excess Spread Percentage, and the Overcollateralization Percentage based solely on a mathematical recalculation of the information contained in the Monthly Report as of the related Reporting Date (calculated as of the related Determination Date, or, with respect to Receivables added to the Collateral following such Determination Date, but prior to the date of such Monthly Report, the related Cutoff Date). In addition, the Backup Servicer shall verify any other amounts or calculations as may be mutually agreed to by the Administrative Agent and the Backup Servicer based solely on a mathematical recalculation of the information contained in the Monthly Report as of the related Reporting Date. In the event of any discrepancy between the information set forth in the three foregoing sentences, as calculated by the Servicer, from that determined or calculated by the Backup Servicer, the Backup Servicer shall promptly notify the Servicer and, if within [***] days of such notice being provided to the Servicer, the Backup Servicer and the Servicer are unable to resolve such discrepancy, the Backup Servicer shall promptly notify the Administrative Agent of such discrepancy. The

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Servicer shall cooperate with the Backup Servicer to ensure that the Monthly Report contains sufficient information for the Backup Servicer to perform its duties hereunder. Notwithstanding the foregoing, if the electronic file or Monthly Report does not contain sufficient information for the Backup Servicer to perform its duties hereunder, the Backup Servicer shall promptly notify the Servicer of any additional information to be delivered by the Servicer to the Backup Servicer, and the Backup Servicer and the Servicer shall mutually agree upon the form thereof; provided, however, that the Backup Servicer shall not be liable for the performance of any action unable to be taken hereunder without such additional information until it is received from the Servicer. In the performance of its duties hereunder, the Backup Servicer shall be entitled to conclusively rely on the Monthly Report or written notice with respect to the occurrence of any Overcollateralization Increase Event, Termination Date or other event which affects the verification obligations of the Backup Servicer, with no duty to independently verify the information therein or confirm whether any such event has occurred or otherwise make any determination with respect thereto.
(b)
The Administrative Agent may request in writing, up to four times per calendar year, that the Servicer use commercially reasonable efforts to promptly deliver to the Backup Servicer the Test Data File, in a format acceptable to the Backup Servicer; provided, that if an Overcollateralization Increase Event shall have occurred and is continuing, the Administrative Agent may make such request at any time. The Backup Servicer and the Servicer will agree upon the file layout and electronic medium to transfer such data to the Backup Servicer. The Backup Servicer shall confirm to the Servicer and the Administrative Agent in writing that the Test Data File is in the correct format or if any changes or modifications are necessary. The Backup Servicer shall confirm in writing to the Servicer and the Administrative Agent that it has received and verified the completeness of the Test Data File within [***] days of receipt of such Test Data File; provided, however, that such confirmation shall not be deemed to apply to the accuracy of the Test Data File data as provided by the Servicer, but shall be deemed only to apply to the accuracy of the conversion of the Test Data Files to the Backup Servicer’s internal systems. The cost of loading the Test Data File will be paid by the Servicer and, to the extent not paid, will be paid in accordance with Section 2.08(ii).
(c)
Other than as specifically set forth elsewhere in this Agreement, the Backup Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no duty, responsibility, obligation or liability for any action taken or omitted by the Servicer.
(d)
The Backup Servicer shall consult with the Servicer as may be necessary from time to time to perform or carry out the Backup Servicer’s obligations hereunder, including the obligation, if requested in writing by the Administrative Agent, to succeed to the duties and obligations of the Servicer pursuant hereto.
(e)
[Reserved].

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(f)
The Backup Servicer shall be indemnified by the Servicer and the Borrower from and against any fee, damage, loss, liability or expense incurred (including the reasonable fees and expenses of counsel and court costs, including, without limitation, those incurred in connection with any enforcement (including any action, claim, or suit brought) by the Backup Servicer of any indemnification or other obligation of Servicer or Borrower) on any matter arising out of this Agreement to the extent the act or omission giving rise to the claim accrues before the date on which the Backup Servicer assumes the duties of Servicer hereunder, except for any claims, damages, losses or expenses arising from the Backup Servicer’s own gross negligence, bad faith or willful misconduct. Payments in respect of any indemnity by the Borrower shall be paid, to the extent of funds available therefor, in accordance with the priorities set forth in Section 2.08. Notwithstanding the foregoing, if a successor to the Backup Servicer is appointed hereunder, then the Servicer and the Borrower shall have no obligations to indemnify the successor Backup Servicer except to the extent that the Servicer and the Borrower have consented, in their reasonable discretion, to the selection of the successor Backup Servicer. This indemnification shall survive the resignation or removal of the Backup Servicer, and the termination or assignment of this Agreement.
(g)
Any entity into which the Backup Servicer (including in its role as Successor Servicer) may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Backup Servicer shall be a party, or any entity to which substantially all the corporate trust business of the Backup Servicer may be transferred, shall be the Backup Servicer under this Agreement without further act.
Section 7.11.
Rights After Assumption of Duties by Backup Servicer or Designation of Successor Servicer; Liability At any time following the assumption of the duties of the Servicer by a Backup Servicer or the designation of a Successor Servicer pursuant to Section 7.14 as a result of the occurrence of a Servicer Termination Event:
(a)
The Servicer, on behalf of the Borrower, shall, at the Administrative Agent’s request, (i) assemble all of the records relating to the Collateral, including all Receivable Files, and shall make the same available to the Administrative Agent, the Backup Servicer or any other Successor Servicer at a place selected by the Administrative Agent or, with the Administrative Agent’s prior written consent, by the Backup Servicer or such other Successor Servicer, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting collections of Collateral in a manner acceptable to the Administrative Agent and shall, promptly upon receipt but no later than [***] Business Days after receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer to, or at the direction of, the Administrative Agent.
(b)
The Borrower hereby authorizes the Administrative Agent to take or cause to be taken any and all steps in the Borrower’s name and on behalf of the Borrower necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under the Collateral, including endorsing the Borrower’s name on checks and other instruments representing Collections and enforcing the Receivables.

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(c)
The Backup Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Backup Servicer in such capacity herein. Such liability is limited to only those actions taken or omitted to be taken by the Backup Servicer and caused through its gross negligence, bad faith or willful misconduct. No implied covenants or obligations shall be read into this Agreement against the Backup Servicer and, in the absence of bad faith on its part, the Backup Servicer may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions furnished to the Backup Servicer and conforming to the requirements of this Agreement.
(d)
The Backup Servicer shall not be charged with knowledge of any Termination Event or Unmatured Termination Event unless a Responsible Officer of the Backup Servicer obtains actual knowledge of such event or receives written notice of such event from the Borrower, the Servicer or the Administrative Agent.
(e)
The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate indemnity against such risks or liability is not reasonably assured to it in writing prior to the expenditure of such funds or the incurrence of financial liability. Notwithstanding any provision to the contrary, the Backup Servicer, so long as it is not the Successor Servicer, shall not be liable for any obligation of the Servicer contained in this Agreement, and the parties shall look only to the Servicer to perform such obligations.
(f)
Except as provided in this Agreement, the Backup Servicer, as successor Servicer, may accept and reasonably rely on all accounting, records and work of the Servicer without audit, and the Backup Servicer, as successor Servicer, shall have no duty, responsibility, obligation or liability for the acts or omissions of the Servicer. If any error, inaccuracy or omission (collectively, “Errors”) exists in any information received from the Servicer, and such Errors should cause or materially contribute to the Backup Servicer, as the successor Servicer, making or continuing any Errors (collectively, “Continued Errors”), the Backup Servicer, as the successor Servicer, shall have no duty, responsibility, obligation or liability for such Continued Errors; provided, however, that the Backup Servicer, as the successor Servicer, agrees to use its best efforts to prevent further Continued Errors. In the event the Backup Servicer, as the successor Servicer, has actual knowledge or has received written notice of Errors or Continued Errors, the Backup Servicer shall, with the prior consent of the Administrative Agent, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continued Errors and prevent future Continued Errors. The Backup Servicer, as the successor Servicer, shall be entitled to recover its costs thereby expended from the Servicer (or, to the extent not paid by the Servicer, in accordance with Section 2.08).
Section 7.12.
Limitation on Liability of the Servicer and Others Except as expressly provided herein, neither the Servicer nor any of its directors or officers or employees or agents shall be under any liability to the Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of its willful misfeasance,

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bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder.
Section 7.13.
The Servicer Not to Resign The Servicer shall resign only with the prior written consent of the Administrative Agent or if the Servicer provides an Opinion of Counsel to the Administrative Agent to the effect that such Servicer is no longer permitted by Applicable Law to act as Servicer hereunder. No termination or resignation of the Servicer hereunder shall be effective until a Successor Servicer, acceptable to the Administrative Agent has accepted its appointment as Successor Servicer hereunder and has agreed to be bound by the terms of this Agreement and the Receivable Files shall have been delivered to a successor Custodian.
Section 7.14.
Servicer Termination Events The occurrence and continuance of any one of the following events shall constitute a “Servicer Termination Event” hereunder:

[***]

Upon the occurrence of any of the foregoing, notwithstanding anything herein to the contrary, so long as any such Servicer Termination Event shall not have been remedied within any applicable cure period or waived in writing by the Administrative Agent, the Administrative Agent, by written notice to the Servicer (with a copy to each Hedge Counterparty, the Backup Servicer and the Custodian) (each, a “Servicer Termination Notice”), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement.

Section 7.15.
Appointment of Successor Servicer On and after the receipt by the Servicer of a Servicer Termination Notice, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in such Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date mutually agreed upon by the Servicer, the Backup Servicer and the Administrative Agent. The Administrative Agent may, in its discretion, at the time described in the immediately preceding sentence, appoint the Backup Servicer as the Successor Servicer hereunder, and the Backup Servicer shall on such date assume all duties and obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer, except to the extent otherwise set forth herein.
(b)
In the event that the Administrative Agent does not so appoint the Backup Servicer to succeed the Servicer as Servicer hereunder or the Backup Servicer is unable to assume such obligations on such date, the Administrative Agent shall as promptly as possible appoint a successor servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Administrative Agent. In the event that a Successor Servicer has not accepted its appointment at the time when the Servicer

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ceases to act as Servicer, the Administrative Agent shall petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $[***] and whose regular business includes the servicing of subprime automobile receivables as the Successor Servicer hereunder.
(c)
Upon the termination and removal of the Servicer, the predecessor Servicer shall cooperate with the Successor Servicer or the Backup Servicer, as applicable, in effecting the termination of the rights and responsibilities of the predecessor Servicer under this Agreement, including the transfer to the Backup Servicer or the Successor Servicer, as applicable, for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received, with respect to a Receivable, and the related accounts and records maintained by the Servicer. In the case that the Backup Servicer or any other Successor Servicer shall not agree to perform any duties or obligations of the Servicer hereunder, such duties or obligations may be performed or delegated by the Administrative Agent. The Servicer, if other than UACC, shall as soon as practicable upon demand, deliver to the Borrower all records in its possession which evidence or relate to Indebtedness of an Obligor which is not a Receivable.
(d)
The Administrative Agent shall have the same rights of removal and termination for cause with respect to the Backup Servicer or any other Successor Servicer as with respect to UACC as the Servicer.
(e)
All reasonable out-of-pocket costs and expenses (including attorneys’ fees and disbursements) incurred in connection with the transferring of Receivables from the Servicer to the Successor Servicer or the Backup Servicer, as the case may be, converting the Servicer’s data to the computer system of the Successor Servicer or the Backup Servicer, as the case may be, and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable transition expenses not exceeding $[***] (the “Transition Expenses”). In no event shall the Backup Servicer, if it becomes the Successor Servicer, be responsible for any Transition Expenses. If the predecessor Servicer fails to pay the Transition Expenses, the Transition Expenses shall be payable pursuant to Section 2.08.
(a)
Upon its appointment and acceptance, the Backup Servicer (subject to Section 7.15(a)) or the Successor Servicer, as applicable, shall, except as otherwise set forth in this Agreement, be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable; provided, however, that any Successor Servicer (including the Backup Servicer) shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor becomes the Successor Servicer or any claim based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party to this Agreement and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including UACC. The indemnification obligations of the Backup Servicer, upon becoming a successor Servicer are expressly limited to

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those instances of gross negligence or willful misconduct of the Backup Servicer in its role as Successor Servicer.
(b)
All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Borrower and the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Receivables.
(c)
The Successor Servicer shall act as Servicer hereunder and shall, subject to the availability of sufficient funds in the Collection Account pursuant to Section 2.08(i) (up to the Servicing Fee), receive as compensation therefor the Servicing Fee pursuant to Section 2.12(b).
Section 7.16.
Merger or Consolidation, Assumption of Obligations or Resignation of the Servicer Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer may be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) which may succeed to the duties and obligations of the Servicer under this Agreement following the resignation of the Servicer, which Person executes an agreement of assumption acceptable to the Administrative Agent to perform every obligation of the Servicer hereunder, shall, with the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed), be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that:
(i)
prior written notice of such consolidation, merger, succession or resignation shall be delivered by the Servicer to the Administrative Agent and the Custodian;
(ii)
immediately after giving effect to such consolidation, merger, succession or resignation, no Servicer Termination Event and no event which after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing;
(iii)
no Termination Event or Unmatured Termination Event would occur as result of such consolidation, merger, succession or resignation;
(iv)
so long as UACC is the Servicer, the Servicer shall have delivered to the Administrative Agent, the Backup Servicer and the Custodian (if other than UACC) an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, succession or resignation and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement and the other Servicer Basic Documents relating to such transaction have been complied with; and

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(v)
so long as UACC is the Servicer, the Servicer shall have delivered to the Borrower, the Administrative Agent, the Backup Servicer and the Custodian (if other than UACC) an Opinion of Counsel to the effect that either: (A) in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on Certificates of Title thereto have been executed and filed that are necessary to preserve and protect the interest of the Borrower, the Secured Parties and the Custodian in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest.
Section 7.17.
Responsibilities of the Borrower Anything herein to the contrary notwithstanding, the Borrower shall (i) perform or cause the Servicer to perform all of its obligations under the Receivables to the same extent as if a security interest in such Receivables had not been granted hereunder, and the exercise by the Administrative Agent of its rights hereunder shall not relieve the Borrower from such obligations and (ii) pay when due, from funds available to the Borrower under Section 2.08(ix), any Taxes, including any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability with respect to any Receivable, nor shall any of them be obligated to perform any of the obligations of the Borrower thereunder.
Section 7.18.
Custody of Receivable Files.
(a)
To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Administrative Agent, on behalf of the Secured Parties, hereby revocably appoints UACC as its agent, and UACC hereby accepts such appointment, to act as Custodian, on behalf of the Secured Parties, of the Receivables and the Receivable Files. The Custodian shall hold and maintain physical possession of all Tangible Contracts and other items of Receivable Files (other than Electronic Contracts) delivered to the Custodian and “control” (within the meaning of Section 9-105 of the UCC) of all Electronic Contracts relating to the Receivables included in the Collateral pursuant to this Agreement or the Basic Documents for the benefit of the Administrative Agent and the Secured Parties under the terms of this Agreement, as agent for the Administrative Agent for purposes of perfecting and maintaining the priority of the Administrative Agent’s security interest in the Receivables. Except for actions expressly authorized by this Agreement, the Custodian shall take no action which would or would be likely to impair the security interests of any Person created or existing in, to or under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle. The Custodian hereby agrees not to assert (in its individual capacity or otherwise) any Liens or claims of any kind with respect to the Receivable Files held or controlled by it or the related Receivables or any other Collateral and hereby releases and waives any such Liens and claims.
(b)
On the Closing Date, the Custodian shall deliver an Officer’s Certificate to the Administrative Agent, on behalf of the Secured Parties, confirming that it has received, on behalf of the Secured Parties, all the documents and instruments necessary for it to act as the agent of the Secured Parties for the purposes set forth in this Section, including the documents referred to herein, and the Secured Parties are hereby authorized to rely on such Officer’s Certificate.

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Section 7.19.
Duties of Custodian; Safekeeping. UACC, in its capacity as Custodian, shall hold the Receivable Files for the benefit of the Secured Parties and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Borrower to comply with this Agreement; provided, however that UACC may convert a Tangible Contract into a Paper-In Contract so long as such Paper-In Contract is immediately transferred from the Originator Vault Partition to the Warehouse Vault Partition pursuant to the E-Vault System and such transfer has been accepted by the Custodian and confirmed by the Originator within the E-Vault System. In performing its duties, the Custodian shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the files of comparable motor vehicle installment sale contracts and installment loans that it holds for itself or others. The Custodian shall conduct, or cause to be conducted, in accordance with its customary practices and procedures, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Administrative Agent or its representatives to verify the accuracy of the Servicer’s record keeping. The Custodian shall promptly report to the Administrative Agent any failure on its part to hold the Receivable Files and to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by any Secured Party, and no Secured Party shall be liable or responsible for any action or failure to act by the Custodian hereunder.
(b)
Maintenance of and Access to Records. The Custodian shall maintain each Receivable File at one of the locations specified in Schedule D or at such other location as shall be specified to the Administrative Agent by [***] days’ prior written notice. The Custodian may temporarily move individual Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Custodian shall once per calendar year (commencing with the fourth quarter in 2019) make available to the Secured Parties or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, the Receivable Files and the related accounts, records and computer systems maintained by the Custodian at such times during normal business hours as any Secured Party shall reasonably request; provided, that if a Termination Event or Unmatured Termination Event shall have occurred and is continuing, the Custodian shall make such information available at any time as requested by any Secured Party.
(c)
Maintenance of Electronic Contracts. The parties agree that an Electronic Contract shall be “communicated” to the Custodian upon the transfer of the Authoritative Copy of such Electronic Contract from the Originator Vault Partition to the Warehouse Vault Partition, acceptance by the Custodian of such Authoritative Copy into the Warehouse Vault Partition and confirmation of such transfer by the Originator, and the Custodian shall thereafter maintain such Electronic Contract in the Warehouse Vault Partition on behalf of the Administrative Agent for

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the purpose of establishing control within the meaning of Section 9-105(3) of the UCC over the Contracts which are Electronic Contracts pursuant to the terms of this Agreement. Pursuant to the Electronic Collateral Control Agreement, watermarks and legends shall be applied to the Electronic Contracts by the E-Vault Provider upon transfer to the Warehouse Vault Partition, such that (i) a watermark on any perceivable rendering of the Authoritative Copy thereof shall read “Copy of Original,” (ii) a watermark on any copy of such Electronic Contract that is not a copy of the Authoritative Copy thereof shall read “Retention Copy”, “Review Copy” or “Copy Retention of Copy Original,” and (iii) the Required Legend is placed on each perceivable rendering thereof. The Custodian shall maintain each Electronic Contract constituting or evidencing a Receivable in the Warehouse Vault Partition to reflect the name of the Borrower. The Custodian shall not Transfer or Export any Electronic Contract that constitutes or evidences a Receivable except in accordance with the terms hereof and the Electronic Collateral Control Agreement and shall not destroy any Electronic Contract that constitutes or evidences a Receivable.
(d)
Maintenance of Possession and Control of Contracts. The Custodian shall carry out such policies and procedures in accordance with its customary actions with respect to the handling, custody and “control” (within the meaning of Section 9-105 of the UCC) of the Contracts so that the integrity and, in the case of the Tangible Contracts, physical possession of such Tangible Contracts, will be maintained. The Custodian shall maintain the Tangible Contracts segregated on its inventory system and shall not commingle the Tangible Contracts with any other files of any other customer of the Custodian.
(e)
Standard of Care; Indemnification for Losses. Each Receivable shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a comparable custodian with respect to similar receivables, and (ii) indicates that the Receivables that are the subject of such records are owned by the Borrower and pledged to the Administrative Agent for the benefit of the Secured Parties. The Custodian hereby waives any and all rights of offset with respect to any and all Contracts in the Custodian’s possession or “control” (within the meaning of Section 9-105 of the UCC), whether such right of offset arises by contract, operation of law or otherwise. The Custodian shall hold the Receivable Files (other than Contracts which are Electronic Contracts) in its secure and fire resistant facilities under its exclusive custody and control in accordance with customary standards for such custody. If any of the Secured Parties suffers or incurs costs, expenses, losses or damages as a result of the destruction or loss of any of the Receivable Files while in the possession of the Custodian, the Custodian shall, (i) at the request of the Administrative Agent, make any appropriate claim under any bond or insurance, and (ii) to the extent of such Secured Party’s costs, expenses, losses or damages, promptly pay the proceeds thereof to such Secured Party unless the Custodian has replaced the lost or destroyed items or has otherwise reimbursed such Secured Party for such losses or damages. The Custodian shall indemnify the Administrative Agent and its officers, directors, employees and agents from and against, any and all loss, liability or expense incurred (including the reasonable fees and expenses of counsel) as a result of the gross negligence, bad faith, or willful misconduct of the Custodian in the performance of its duties hereunder; provided, however, that the Custodian shall not be liable for any portion of any such loss, liability or expense due to the willful misfeasance, bad faith or gross negligence of the Administrative Agent or its officers, directors, employees or agents.
(f)
Release of Documents. As soon as practicable after receiving written instructions from the Administrative Agent, the Custodian shall release any document in the Receivable Files

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to the Administrative Agent or its agent or designee, as the case may be, at such place or places as the Administrative Agent may reasonably designate. The Custodian shall not be responsible for any loss occasioned by the failure of the Administrative Agent to return any document or any delay in so doing.
(g)
Title to Receivables. The Custodian shall not at any time have, or in any way attempt to assert, any interest in any Receivable held by it as Custodian hereunder or in the related Receivable File, other than for collecting or enforcing such Receivable for the benefit of the Administrative Agent on behalf of the Secured Parties. The entire equitable interest in each Receivable and the related Receivable File shall at all times be vested in the Administrative Agent on behalf of the Secured Parties.
(h)
Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Administrative Agent.
(i)
Indemnification by Custodian. UACC, in its capacity as Custodian of the Receivable Files, shall indemnify and hold harmless the Secured Parties and each of their respective officers, directors, employees and agents from and against any and all loss, liability or expense that may be imposed on, incurred or asserted against the Secured Parties and each of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Custodian; provided, however, that the Custodian shall not be liable for any portion of any such loss, liability or expense resulting from the willful misfeasance, bad faith or negligence of any Secured Party.
(j)
Effective Period and Termination. UACC’s appointment as Custodian shall become effective as of the Closing Date and shall continue in full force and effect until the occurrence of a Custodian Termination Event. If a Custodian Termination Event occurs, the appointment of the Custodian hereunder may be terminated by the Administrative Agent. As soon as practicable after any such Custodian Termination Event, the Administrative Agent shall appoint [***] or another entity selected by the Administrative Agent as Custodian and the Custodian shall (i) at its sole cost and expense, deliver, or cause to be delivered, possession and/or “control” (within the meaning of Section 9-105 of the UCC) of the Receivable Files and the related accounts and records maintained by the Custodian to the successor Custodian, or its agent or designee, as the case may be, at such place as the successor Custodian may reasonably designate and (ii) otherwise cooperate with the successor Custodian in effecting the termination of the rights and responsibilities of the predecessor Custodian under this Agreement.
Section 7.20.
Certain Duties for Electronic Contracts The Custodian shall notify the Administrative Agent and the Borrower in writing as soon as reasonably practicable and in any event within [***]Business Days after any Responsible Officer of the Custodian receives notice or obtains actual knowledge of: (i) the intent or threat (expressed in writing) of the E-Vault Provider to terminate, or the termination of, an E-Vault Access Agreement, (ii) receipt of written notice from the E-Vault Provider of any actual or suspected theft of, accidental disclosure of, loss of, or inability to account for, any nonpublic or confidential information (including, but not

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limited to, the access codes of the Custodian) of the Custodian which is maintained in the Warehouse Vault Partition or the Originator Vault Partition and/or any unauthorized intrusions into the E-Vault Provider’s or any of its subcontractor’s facilities or secure systems on or in which any nonpublic or confidential information of the Custodian is maintained, (iii) receipt of written notification from the E-Vault Provider of any changes to the System Description, (iv) any Integrity Check failure with respect to or any other attempted unauthorized access to an Electronic Contract which constitutes or evidences a Receivable, (v) any claim in writing of any Person (other than the Administrative Agent) of an interest in an Electronic Contract which constitutes or evidences a Receivable, and (vi) the receipt of written notice of the commencement or the threat in writing of any actions, suits, investigations or proceedings against the E-Vault Provider or the Custodian or otherwise expressly relating to or affecting the Warehouse Vault Partition or the Originator Vault Partition or any Electronic Contract which constitutes or evidences a Receivable, in any court, or before any arbitrator of any kind, or before or by any Governmental Authority.
(b)
In the event that the Custodian ceases to have access to the E-Vault System, the Warehouse Vault Partition or any of the Electronic Contracts maintained therein (other than during routine maintenance or upgrades by the E-Vault Provider) for a period of more than one (1) Business Day, the Custodian shall promptly notify the Administrative Agent and the Borrower of such event if such event prevents the Custodian from performing its duties hereunder and use commercially reasonable efforts to reestablish access, including contacting the E-Vault Provider for trouble-shooting.
(c)
The Custodian shall appoint only its own personnel (or personnel of its subcontractors) as “Command Center Workspace Users” in respect of the Warehouse Vault Partition and the Electronic Contracts contained therein and shall not otherwise permit any Person to have access to thereto (other than (x) in connection with audits under clause (d) of this Section 7.20 or similar audits provided for under agreements with other parties to an Electronic Collateral Control Agreement and (y) from and after the delivery of a Notice of Exclusive Control under (and as defined in) an Electronic Collateral Control Agreement, the Administrative Agent and any Person appointed by the Administrative Agent as a “Command Center Workspace User”). Except as contemplated in an Electronic Collateral Control Agreement or herein, the Custodian shall not provide any other Person (including any lender having an interest in Electronic Contracts maintained by it as custodian) any right to control the actions of the Custodian with respect to the Electronic Contracts maintained in the Warehouse Vault Partition or permit any Person to direct the Custodian (in any capacity) to take or refrain from taking any action in respect to the Electronic Contracts which constitute or evidence any Receivables. The parties hereto acknowledge that the Custodian has no liability under an E-Vault Access Agreement and has only the duties and obligations of the Custodian specified hereunder or expressly set forth in the Electronic Collateral Control Agreement.
(d)
At any time and from time to time during regular business hours and upon at least [***]Business Days’ prior written notice, the Custodian shall permit the Administrative Agent and its agents or representatives: (i) to conduct periodic reviews of the Electronic Contracts which

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constitute or evidence Receivables and the related Records of the Custodian, which shall consist of setting all such Electronic Contracts to “audit” status and providing the Administrative Agent and agents or representatives with credentials to view such Electronic Contracts; (ii) to examine and obtain copies of and prepare summaries and reports relating to the Records in its possession or control relating to the Electronic Contracts which constitute or evidence Receivables; (iii) to visit the offices and properties of the Custodian for the purpose of examining the materials described in clause (ii) above; and (iv) to discuss matters relating to the Electronic Contracts which constitute or evidence Receivables or the Custodian’s performance hereunder with any of the officers or employees of the Custodian having knowledge of such matters; provided, that if no Termination Event and no breach of the Custodian’s obligations hereunder shall have occurred and be continuing, the Administrative Agent and its agents or representatives shall only be entitled to conduct two (2) such reviews of the Custodian during any calendar year. The cost of any such examination shall be reimbursed by the Borrower in accordance with Section 2.08 of this Agreement.
(e)
Upon (w) the occurrence of a Termination Event or a Servicer Termination Event, (x) a breach by the Custodian of its obligations hereunder or a breach by any Person of its obligations under the E-Vault Access Agreement or the Electronic Collateral Control Agreement, (y) the termination of the E-Vault Access Agreement or the Electronic Collateral Control Agreement or the delivery of any notice of termination thereunder or (z) a determination by the Administrative Agent, in its reasonable discretion, that the functionality, security, integrity or reliability of the E-Vault System, the Originator Vault Partition or the Warehouse Vault Partition is impaired or the Receivables are otherwise adversely affected by any event (including any change in configuration, technology or law) or circumstance with respect to the E-Vault Provider, the Custodian, the E-Vault System, the Warehouse Vault Partition, the Originator Vault Partition, the Electronic Collateral Control Agreement or Electronic Contracts generally, including, without limitation, adverse claims being asserted therein by the E-Vault Provider or other lenders, (a) the Custodian shall, notwithstanding any contrary instruction received from the Borrower, promptly take such action with respect to the Electronic Contracts which constitute or evidence the Receivables and with respect to the Warehouse Vault Partition, as the Administrative Agent may direct in writing, including Exporting the Electronic Contracts maintained within the E-Vault System which constitute or evidence the Receivables and (b) the Administrative Agent, as “Secured Party” under the Electronic Collateral Control Agreement in respect of the Warehouse Vault Partition, may deliver a Notice of Exclusive Control under (and as defined in) an Electronic Collateral Control Agreement.
(f)
In connection with the exercise of any foreclosure or similar rights and remedies by the Administrative Agent in respect of the Electronic Contracts which constitute or evidence Receivables, the Custodian shall, as directed by the Administrative Agent in writing, (i) direct the E-Vault Provider to update the Required Legend to read as directed in writing by the Administrative Agent and (ii) otherwise take such reasonable action in respect thereof as the Administrative Agent shall reasonably request.

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ARTICLE 8

THE BACKUP SERVICER
Section 8.01.
Designation of the Backup Servicer Upon the occurrence of a Servicer Termination Event, the Administrative Agent may designate the Backup Servicer to act as Servicer for the benefit of the Administrative Agent and the Secured Parties. The Backup Servicer shall accept such appointment and agree to perform the duties and obligations with respect thereto set forth herein.
(b)
Until the receipt by the Backup Servicer of a notice from the Administrative Agent of the designation of a new Backup Servicer pursuant to Section 8.04, the Backup Servicer will not terminate its activities as Backup Servicer hereunder.
Section 8.02.
Duties of the Backup Servicer From the Closing Date until the earlier of (i) its removal pursuant to Section 8.04, (ii) its resignation pursuant to Section 8.05, or (iii) the Facility Termination Date, the Backup Servicer shall perform, on behalf of the Secured Parties, the duties and obligations set forth in Sections 7.10 and 7.11.
Section 8.03.
Backup Servicing Compensation As compensation for its backup servicing activities hereunder, the Backup Servicer shall be entitled to receive a monthly fee up to an amount equal to the Backup Servicing Fee in accordance with the priorities set forth in Section 2.08 or, at the option of UACC, the Backup Servicing Fee may be paid directly to the Backup Servicer by UACC. The Backup Servicer’s entitlement to receive such fee shall cease on the earliest to occur of (i) it becoming the Successor Servicer, (ii) its removal as Backup Servicer pursuant to Section 8.04, (iii) its resignation as Backup Servicer pursuant to Section 8.05 or (iv) the termination of this Agreement.
Section 8.04.
Backup Servicer Removal The Backup Servicer may be removed upon [***] days’ prior written notice in connection with a breach by the Backup Servicer of any representation, warranty or covenant of the Backup Servicer under this Agreement, or otherwise in the discretion of the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower, by notice given in writing and delivered to the Backup Servicer from the Administrative Agent or, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower (the “Backup Servicer Termination Notice”). On and after the receipt by the Backup Servicer of the Backup Servicer Termination Notice, the Backup Servicer shall continue to perform all backup servicing functions under this Agreement until the date specified in the Backup Servicer Termination Notice or otherwise specified by the Administrative Agent in writing or, if no such date is specified in the Backup Servicer Termination Notice or otherwise specified by the Administrative Agent, until a date

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mutually agreed upon by the Backup Servicer and the Administrative Agent. If a successor Backup Servicer does not take office within [***] days after the Backup Servicer is removed, the Backup Servicer may petition any court of competent jurisdiction for the appointment of a successor Backup Servicer, with all fees, costs and expenses (including any attorneys’ fees and expenses) of such petition to be paid by the Borrower.
Section 8.05.
Backup Servicer Not to Resign The Backup Servicer shall resign only with the prior written consent of the Administrative Agent and the Required Lenders and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower or if the Backup Servicer provides an Opinion of Counsel to the Administrative Agent to the effect that the Backup Servicer is no longer permitted by Applicable Law to act as Backup Servicer hereunder. No termination or resignation of the Backup Servicer hereunder shall be effective until a successor Backup Servicer, acceptable to the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower, has accepted its appointment as successor Backup Servicer hereunder and has agreed to be bound by the terms of this Agreement. If a successor Backup Servicer does not take office within [***] days after the Backup Servicer resigns or is removed, the Backup Servicer may petition any court of competent jurisdiction for the appointment of a successor Backup Servicer, with all fees, costs and expenses (including any attorneys’ fees and expenses) of such petition to be paid by the Borrower.
Section 8.06.
Monthly Backup Servicer Certificate The Backup Servicer shall provide a Monthly Backup Servicer Certificate to the Administrative Agent and the Borrower, on or before the close of business on the [***] Business Day following the related Reporting Date. The Backup Servicer, in its capacity as such, shall not be responsible for delays attributable to the Servicer’s failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Backup Servicer.
Section 8.07.
Covenants of the Backup Servicer; Affirmative Covenants. From the date of its appointment until the Facility Termination Date:
(i)
Compliance with Law. The Backup Servicer will comply in all material respects with all Applicable Laws.
(ii)
Preservation of Existence. The Backup Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect.

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(b)
Negative Covenant. From the date of its appointment until the Facility Termination Date, the Backup Servicer will not make any changes to the Backup Servicing Fee without the prior written approval of the Administrative Agent and, so long as no Termination Event or Servicer Termination Event has occurred, the Borrower.
ARTICLE 9

TERMINATION EVENTS
Section 9.01.
Termination Events Each of the following events shall constitute a “Termination Event”:
(b)
[***]
(c)
Without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower (with a copy to each Hedge Counterparty), (i) in the event that a Termination Event described in Section 9.01(a)(vii) has occurred, the Termination Date shall automatically occur and (ii) upon the occurrence of any other Termination Event, the Administrative Agent shall, at the written request, or may with the written consent, of the Required Lenders, by notice to the Borrower, declare the Termination Date to have occurred. Upon the automatic occurrence or declaration of the Termination Date, all Loans Outstanding and all other amounts owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable.
Section 9.02.
Actions Upon Occurrence of the Termination Date Upon the automatic occurrence, or the declaration of the occurrence, of the Termination Date in accordance with Section 9.01(b), the following shall immediately occur without further action: (i) the Revolving Period shall terminate and no further Loans will be made and (ii) all Available Funds after item (v) of Section 2.08 will be used to reduce the Loans Outstanding and Interest on all Loans Outstanding will increase to the Default Rate.
(b)
Upon the automatic occurrence of, or the declaration of the occurrence of, the Termination Date, the Administrative Agent may, or at the direction of the Required Lenders, shall, exercise in respect of the Collateral, in addition to any and all other rights and remedies otherwise available to it, including rights available hereunder and all of the rights and remedies of a secured party upon default under the UCC (such rights and remedies to be cumulative and nonexclusive), and, in addition, upon direction of the Required Lenders, may, or at the direction of the Required Lenders, shall take the following remedial actions:
(i)
The Administrative Agent may, without notice to the Borrower except as required by Applicable Law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Loans Outstanding, any Interest accrued thereon and or any other amount due and owing to any Secured Party against amounts payable to the Borrower from the Reserve Account, the Collection Account or any part of such accounts in accordance with the priorities required by Section 2.08.

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(ii)
The Administrative Agent may take any action permitted under the Basic Documents, including exercising any rights available to it under the Intercreditor Agreement.
•
The Administrative Agent may (x) direct the Custodian in writing to exercise any rights and remedies available to it under the E-Vault Access Agreement in respect of the Warehouse Vault Partition and the Electronic Contracts therein which constitute or evidence the Receivables, including directing the transfer of such Electronic Contracts to another provider of e-vaulting services or causing such Electronic Contracts to be Exported, and (y) exercise any rights or remedies of the Administrative Agent under the Electronic Collateral Control Agreement.
•
Consistent with the rights and remedies of a secured party under the UCC (and except as otherwise required by the UCC), the Administrative Agent may, without notice except as specified below, foreclose, solicit and accept bids for and sell the Collateral or any part of the Collateral in one or more parcels at public or private sale, at any exchange, broker’s board or at the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by Applicable Law, at least [***] Business Days’ notice to the Borrower (with a copy to each Secured Party) of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Every such sale shall operate to divest all right, title, interest, claim and demand whatsoever of the Borrower in and to the Collateral so sold, and shall be a perpetual bar, both at law and in equity, against the Borrower or any Person claiming the Collateral sold through the Borrower and its successors or assigns.
(iii)
Upon the completion of any sale under Section 9.02(b)(iv), the Borrower will deliver or cause to be delivered all of the Collateral sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by the Administrative Agent or by any purchaser, the Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and release as may be designated in any such request.
(vi)
At any sale under Section 9.02(b)(iv), UACC or any Secured Party may bid for and purchase the property offered for sale and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any Secured Party purchasing property at a sale under Section 9.02(b)(iv) may set off the purchase price of such property against amounts owing to such Secured Party in full payment of such purchase price.

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(vii)
The Administrative Agent may exercise at the Borrower’s sole expense any and all rights and remedies of the Borrower under or in connection with the Collateral, including directing that Collections be deposited into an account specified by the Administrative Agent.
Section 9.03.
Exercise of Remedies No failure or delay on the part of the Administrative Agent to exercise any right, power or privilege under this Agreement and no course of dealing between the Borrower or the Secured Parties, on the one hand, and the Administrative Agent, on the other hand, shall operate as a waiver of such right, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Agreement are cumulative and not exclusive of any rights or remedies which the Secured Parties would otherwise have pursuant to Applicable Law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of the other party to any other or further action in any circumstances without notice or demand.
Section 9.04.
Waiver of Certain Laws The Borrower agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisal, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any of the Collateral or any part thereof, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and the Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such Applicable Laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or such parcels as the Administrative Agent or such court may determine.
Section 9.05.
Power of Attorney The Borrower hereby irrevocably appoints the Administrative Agent its true and lawful attorney (with full power of substitution) in its name, place and stead and at its expense, in connection with the enforcement of the rights and remedies provided for in this Article, including: (i) exercise all rights and privileges of the Borrower under the Purchase Agreement (including each Transfer Agreement); (ii) pay or discharge any taxes, Liens or other encumbrances levied or placed on or threatened against the Borrower or the Borrower’s property; (iii) defend any suit, action or proceeding brought against the Borrower if the Borrower does not defend such suit, action or proceeding or if the Administrative Agent

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believes that it is not pursuing such defense in a manner that will maximize the recovery to the Administrative Agent, and settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (iv) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due to the Borrower whenever payable and to enforce any other right in respect of the Borrower’s property; (v) sell, transfer, pledge, make any agreement with respect to or otherwise deal with, any of the Borrower’s property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (vi) cause the certified public accountants then engaged by the Borrower to prepare and deliver to the Administrative Agent at any time and from time to time, promptly upon the Administrative Agent’s request, any reports required to be prepared by or on behalf of the Borrower under this Agreement or any other Basic Document, all as though the Administrative Agent were the absolute owner of its property for all purposes, and to do, at the Administrative Agent’s option and the Borrower’s expense, at any time or from time to time, all acts and other things that the Administrative Agent reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Administrative Agent, as agent for the Secured Parties thereon, all as fully and effectively as it might do.
ARTICLE 10

INDEMNIFICATION
Section 10.01.
Indemnities by the Borrower and UACC

[***]

Notwithstanding the foregoing, in no event shall any Indemnified Party (i) be indemnified against any Indemnified Amounts to the extent such Indemnified Amounts are or result from taxes asserted with respect to taxes on, or measured by, the net income of the applicable Indemnified Party or (ii) indemnified twice for the same UACC Indemnified Amount by reason of application of the indemnity provided under Section 5.07 of the Purchase Agreement.

Any amounts subject to the indemnification provisions of this Section and payable by the Borrower shall be paid by the Borrower solely pursuant to the provisions of Section 2.08 in the order and priority set forth therein.

(b)
The indemnity obligations in this Section 10.01 shall be cumulative and in addition to any obligation that the Borrower and UACC may otherwise have and shall survive the resignation or removal of any indemnified party and the termination or assignment of this Agreement.

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ARTICLE 11

THE ADMINISTRATIVE AGENT
Section 11.01.
Authorization and Action Each Lender and each Secured Party hereby designates and appoints [***](and [***]accepts such designation and appointment) as Administrative Agent hereunder, and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Administrative Agent shall not be required to take any action which exposes it to personal liability or which is contrary to this Agreement or Applicable Law. The appointment and authority of the Administrative Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.
(b)
Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.
(c)
The Administrative Agent shall promptly distribute to each Lender all notices, requests for consent and other information received by the Administrative Agent under this Agreement.
Section 11.02.
Delegation of Duties The Administrative Agent may execute any of its duties under any of the Basic Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
Section 11.03.
Exculpatory Provisions Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of the Administrative Agent, the breach of its obligations expressly set forth in this Agreement) or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian contained in this Agreement or in any certificate, report, statement or other document

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referred to or provided for in, or received under or in connection with, this Agreement or any other Basic Document to which it is a party for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article Four. The Administrative Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Administrative Agent shall not be deemed to have knowledge of any Termination Event or Servicer Termination Event unless it has received written notice thereof from the Borrower, the Servicer or a Secured Party.
Section 11.04.
Reliance The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Administrative Agent), independent accountants and other experts selected by the Administrative Agent.
(b)
The Administrative Agent shall be fully justified in failing or refusing to take any action under any of the Basic Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by, the Lenders, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
(c)
The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Basic Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Lenders.
(d)
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any Termination Event or Servicer Termination Event unless it has received notice from the Borrower, the Servicer, the Backup Servicer or any Lender, referring to this Agreement and describing such event. In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to each Lender. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Lenders.
Section 11.05.
Non-Reliance on Administrative Agent and Other Lenders Each Lender expressly acknowledges that neither the Administrative

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Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower, UACC, the Servicer, the Backup Servicer, the Account Bank and the Custodian shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian and the Receivables and made its own decision to purchase its interest in the Notes hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Basic Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian and the Receivables. Except for notices, reports and other documents received by the Administrative Agent hereunder, the Administrative Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower, the Servicer, UACC, the Backup Servicer, the Account Bank or the Custodian or the Receivables which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.
Section 11.06.
Indemnification The Lenders agree to indemnify the Administrative Agent in its capacity as such (without limiting the obligation (if any) of the Borrower or the Servicer to reimburse the Administrative Agent for any such amounts), ratably according to their respective Commitments (or, if the Commitments have terminated, Invested Percentages) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Loans Outstanding) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

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disbursements of the Administrative Agent resulting from its own gross negligence or willful misconduct. The provisions of this Section shall survive the payment of the obligations under this Agreement, including the Loans Outstanding, the termination of this Agreement, and any resignation or removal of the Administrative Agent.
Section 11.07.
Administrative Agent in its Individual Capacity The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and any other party to a Basic Document as though it were not the Administrative Agent hereunder. Any such Person shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as Administrative Agent other than as expressly provided in this Agreement. None of the provisions to this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.
Section 11.08.
Successor Agents The Administrative Agent may freely assign its rights and obligations hereunder upon [***] days’ notice to the Lenders and the Borrower. The Administrative Agent may resign as Administrative Agent upon [***] days’ notice to the Lenders and the Borrower with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Administrative Agent pursuant to this Section. If the Administrative Agent shall resign as Administrative Agent under this Agreement, then the Required Lenders shall appoint a successor administrative agent. Any successor administrative agent or agent shall succeed to the rights, powers and duties of resigning Administrative Agent, and the term “Administrative Agent” shall mean such successor administrative agent or agent effective upon its appointment, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent’s resignation as Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
ARTICLE 12

ASSIGNMENTS; PARTICIPATIONS
Section 12.01.
Assignments and Participations Each Lender agrees that the Notes or interest therein owned by such Lender pursuant to this

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Agreement will be acquired for investment only and not with a view to any public distribution thereof, and that such Lender will not offer to sell or otherwise dispose of the Notes or the interest therein so acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or any applicable State securities laws. Each Lender hereby confirms and agrees that, in connection with any syndication, offering, transfer or sale by it of any interest in the Notes, such Lender has not engaged and will not engage in a general solicitation or general advertising.
(b)
Each Lender may upon at least [***] days’ notice to the Borrower and the Administrative Agent, assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Lender’s rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of (A) $[***] or an integral multiple of $[***] in excess of that amount and (B) the full amount of the assigning Lender’s Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent (with a copy to the Borrower), for its acceptance and recording in the Lender Register, an Assignment and Acceptance, together with a processing and recordation fee of $[***] or such lesser amount as shall be approved by the Administrative Agent, (v) the parties to each such assignment shall have agreed to reimburse the Administrative Agent for all reasonable fees, costs and expenses (including the reasonable fees and disbursements of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with such assignment, (vi) each Person that becomes a Lender under an Assignment and Acceptance shall agree to be bound by the confidentiality provisions of Article Thirteen and (vii) there shall be no increased costs, expenses or taxes incurred by the Administrative upon assignment or participation. Upon such execution, delivery, acceptance and recording by the Administrative Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).
(c)
By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other

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documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iii) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (iv) such assigning Lender and such assignee confirm that such assignee is an Eligible Assignee; (v) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.
(d)
The Administrative Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names, addresses and Commitment of each Lender and the Principal Amount and stated interest of each Loan made by each Lender from time to time (the “Lender Register”). The entries in the Lender Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower and the Lenders shall treat each Person whose name is recorded in the Lender Register as a Lender hereunder for all purposes of this Agreement. The Lender Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.
(e)
Subject to the provisions of Sections 12.01(a) and 12.01(b), upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, accept such Assignment and Acceptance, and the Administrative Agent shall then record the information contained therein in the Lender Register.
(f)
Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and each Loan owned by it); provided, however, that (i) such Lender’s obligations under this Agreement (including its Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Notwithstanding anything herein to the contrary, each participant shall have the rights and obligations of a Lender (including any right to receive payment) under Sections 2.13 and 2.14; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Borrower to the Lender granting its participation had such participation not been granted, and no Lender granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Lender is entitled under such Section with respect to any portion of any Loan owned by such Lender which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section, the participant’s rights as set forth in the agreement between such participant and the applicable Lender to agree to or to restrict such Lender’s ability to agree to any modification,

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waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Lender may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section 12.01. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.14 with respect to any participant. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loan or other obligations under the Basic Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Basic Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(g)
Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information, including Confidential Information, relating to the Borrower furnished to such Lender by or on behalf of the Borrower.
(h)
Nothing herein shall prohibit any Lender from pledging or assigning as Collateral any of its rights under this Agreement to any Federal Reserve Bank or any other Governmental Authority in accordance with Applicable Law and any such pledge or Collateral assignment may be made without compliance with Section 12.01(a) or 12.01(b).
ARTICLE 13

MUTUAL COVENANTS REGARDING CONFIDENTIALITY
Section 13.01.
Covenants of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian Each of the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian severally and with respect to itself only, covenants and agrees to hold in confidence, and not disclose to any Person, the terms of this Agreement (including any fees payable in connection with this Agreement or the identity of a Lender under this Agreement), except as the Administrative Agent or any such Lender may have consented to in writing prior to any proposed disclosure and except it may disclose such information (i) to its Advisors, officers, directors, employees, agents, counsel, accountants, subservicers, auditors, advisors or representatives, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Borrower, the Servicer, the Backup Servicer, the Account Bank or the Custodian, (iii) to

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the Administrative Agent, the Lenders or their respective Affiliates or (iv) to the extent it is (a) required by Applicable Law (including filing a copy of this Agreement and the other Basic Documents (other than the Fee Letter and excluding from any such copy the identity of each Lender)) as exhibits to filings required to be made with the Securities and Exchange Commission, or in connection with any legal or regulatory proceeding, (b) requested by any Governmental Authority to disclose such information or (c) requested by any Rating Agency; provided, that, in the case of clause (iv)(a), the Borrower, the Servicer, the Backup Servicer, the Account Bank and the Custodian, as applicable, will use all reasonable efforts to maintain confidentiality and will (unless otherwise prohibited by Applicable Law) notify the Lender of its intention to make any such disclosure prior to making such disclosure.
Section 13.02.
Covenants of the Administrative Agent and the Lenders Each of the Administrative Agent and each Lender covenants and agrees that it will not disclose any of the Confidential Information now or hereafter received or obtained by it without the Borrower’s prior written consent; provided, however, that it may disclose any such Confidential Information to those of its employees or Affiliates directly involved in the transactions contemplated by the Basic Documents or to the Rating Agencies.
(b)
Each of the Administrative Agent and each Lender may also disclose any such Confidential Information to its Advisors who need to know such information for the purpose of assisting it in connection with the transactions contemplated by the Basic Documents. Each of the Administrative Agent and each Lender agrees to be responsible for any breach of this Agreement by its Affiliates and Advisors, and it agrees that its Affiliates and Advisors will be advised by it of the confidential nature of such information and that it shall cause its Affiliates to be bound by this Agreement.
(c)
None of the Administrative Agent, any Lender nor any of their respective Affiliates, employees, agents or Advisors, without the prior written consent of the Borrower, will disclose to any person the fact that Confidential Information has been provided to it or them, that discussions or negotiations have taken place with respect to the transactions contemplated by the Basic Documents, or the existence, terms, conditions or other facts of the transactions contemplated by the Basic Documents, including the status thereof.
(d)
Each of the Administrative Agent and each Lender acknowledges and agrees that any Confidential Information provided to it, in whatever form, is the sole property of the Borrower and UACC. Neither such Person nor its Affiliates or Advisors shall use any of the Confidential Information now or hereafter received or obtained from or through the Borrower, UACC or any of their respective Affiliates for any purpose other than for purposes of engaging in, or as otherwise contemplated by, the transactions contemplated by the Basic Documents. The Administrative Agent and each Lender agree that if the Borrower and/or UACC should request that it destroy or return the Confidential Information, it shall return or destroy such Confidential Information as so directed; provided that it shall be permitted to retain only that portion of the Confidential Information, in accordance with the confidentiality obligations specified in this Agreement, that is

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necessary for purposes of documenting any due diligence review performed by it in connection with the Transaction.
(e)
Each of the Administrative Agent and each Lender acknowledges that all Confidential Information is considered to be proprietary and of competitive value, and in many instances trade secrets. Each of the Administrative Agent and each Lender agrees that because of the unique nature of the Confidential Information any breach of this Agreement would cause the Borrower, UACC and their respective Affiliates irreparable harm and money damages and other remedies available at law in the event of a breach would not be adequate to compensate the Borrower, UACC and their Affiliates for any such breach. Accordingly, each of the Administrative Agent and each Lender acknowledges and agrees that the Borrower, UACC and their respective Affiliates shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance, as a remedy for any such breach. Such relief shall be in addition to, and not in lieu of, all other remedies available to the Borrower, UACC and their respective Affiliates whether at law or in equity.
(f)
If the Administrative Agent, a Lender or any of their respective Affiliates or Advisors are legally compelled (whether by deposition, interrogatory, request for documents, subpoena, civil investigation, demand or similar process) to disclose any of the Confidential Information (including the fact that discussions or negotiations took place with respect to the transactions contemplated by the Basic Documents), the related entity shall promptly notify the Borrower and UACC in writing (unless it has been advised by an Opinion of Counsel that such notification is prohibited by Applicable Law or regulation) of such requirement so that the Borrower and/or UACC, at their sole cost and expense, may seek a protective order or other appropriate remedy and/or waive compliance with the provisions hereof. The Administrative Agent and each Lender agrees to use its reasonable efforts, upon the written request of the Borrower or UACC, to obtain or assist the Borrower or the Servicer in obtaining any such protective order. Failing the reasonably timely entry of a protective order or the reasonably timely receipt of a waiver hereunder, it may disclose, without liability hereunder, that portion (and only that portion) of the Confidential Information that it has been advised by an Opinion of Counsel that it is legally compelled to disclose; provided that it agrees to use reasonable efforts to obtain assurance that confidential treatment will be accorded such Confidential Information by the person or persons to whom it was disclosed.

Notwithstanding the foregoing, it is understood that the Administrative Agent and each Lender or its Affiliates may be required to disclose (and may so disclose, without liability hereunder, provided that it complies with the following sentence) the Confidential Information or portions thereof at the request of a bank examiner or other regulatory authority or in connection with an examination of it or its Affiliates by a bank examiner or other regulatory authority, including in connection with the regulator compliance policy of Administrative Agent or any Lender. Under such circumstances, the related entity agrees to provide notice to the Borrower and UACC as soon as practicable in connection with (and, if possible, before) releasing the Confidential Information to the bank examiner or other regulatory authority pursuant to such request or examination.

(g)
It is understood and agreed that no failure or delay by the Borrower, the Servicer, the Backup Servicer, the Account Bank, the Custodian, the Administrative Agent or any Lender

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in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.
Section 13.03.
Non-Confidentiality of Tax Treatment and Tax Structure Notwithstanding anything to the contrary contained herein or in any document related to the transactions contemplated hereby, in connection with Treasury Regulations Section 1.6011-4T, Section 301.6111-1T and Section 301.6112-1T of the Code, the parties hereby agree that, from the commencement of discussions with respect to the transactions described herein, each party hereto (and each of its employees, representatives, Advisors, Affiliates or agents) is permitted to disclose to any and all persons of any kind, the tax structure and tax treatment of the transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to each such party related to such tax structure and tax treatment. In this regard, each party hereto acknowledges and agrees that this disclosure of the tax structure or tax treatment of the transactions is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding).
ARTICLE 14

MISCELLANEOUS
Section 14.01.
Amendments and Waivers No failure or delay by the Administrative Agent or a Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and each Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 14.01(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Termination Event or Unmatured Termination Event, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Termination Event or Unmatured Termination Event at the time.
(b)
Neither this Agreement nor any provision hereof may be amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Administrative Agent; provided, that no such agreement shall, without the written consent of:

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(i)
the Required Lenders, (1) amend any provision of Section 2.08, (2) amend any provision of Schedule B or (3) reduce the principal or the rate of Interest on any Loans Outstanding or any fees or other amounts payable hereunder or under any other Basic Documents, and
(ii)
all Lenders, (1) change any provision of this Section or the definitions of “Required Lenders”, “Commitment Termination Event”, “Termination Event” or “Servicer Termination Event” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive, or otherwise modify any rights hereunder or make any determination or grant any consent hereunder or (2) amend or change the definition of “Advance Rate”, “Annualized Default Ratio”, “Annualized Net Loss Ratio”, “Borrowing Base”, “Concentration Limits”, “Delinquency Ratio”, “UACC Excess Spread Percentage”, “Vroom Excess Spread Percentage”, “Extension Ratio”, "Final Maturity Date", “Overcollateralization Increase Events”, “Reserve Account Required Amount”, “Serviced Portfolio Annualized Default Ratio, “Serviced Portfolio Annualized Net Loss Ratio”, “Serviced Portfolio Delinquency Ratio”, “Serviced Portfolio Extension Ratio” or any provision of this Agreement that uses any of the foregoing terms;

provided, further, that no such agreement shall amend, modify or otherwise affect the rights, protections or duties of the Servicer, the Custodian, the Backup Servicer, the Owner Trustee, the Account Bank or any Hedge Counterparty hereunder without the prior written consent of the Servicer, the Custodian, the Backup Servicer, the Owner Trustee, the Account Bank or any Hedge Counterparty, as the case may be.

(c)
Neither this Agreement nor any provision hereof may be waived except pursuant to an agreement or agreements in writing entered into by the Administrative Agent; provided, that no such agreement shall, without the written consent of (i) the Required Lenders, waive any condition set forth in Section 4.02 or (ii) the Servicer, the Custodian, the Backup Servicer, the Owner Trustee, the Account Bank or any Hedge Counterparty, waive its respective rights, protections or duties hereunder.
(d)
Prior to the execution of any amendment, modification or waiver to this Agreement or any other Basic Document, the Borrower shall deliver an Opinion of Counsel or an Officer’s Certificate to the Administrative Agent stating that such amendment, modification or waiver without the prior written consent of the Servicer, the Custodian, the Backup Servicer, the Account Bank or any Hedge Counterparty will not affect the rights, protections or duties of each such party. The Borrower shall provide a copy of each executed amendment, waiver or other modification to the Servicer, the Custodian, the Backup Servicer, the Account Bank and each Hedge Counterparty.
Section 14.02.
Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and e-mailed, mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party’s Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the

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case of notice by (i) mail, [***] days after being deposited in the United States mail, first class postage prepaid, (ii) telex, when telexed against receipt of answer back, (iii) facsimile copy, when verbal communication of receipt is obtained or (iv) e-mail, when receipt is confirmed by telephone or by reply e-mail from the recipient, except that notices and communications pursuant to Article Two shall not be effective until received with respect to any notice sent by mail or telex.
Section 14.03.
No Waiver, Rights and Remedies No failure on the part of the Administrative Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by Applicable Law.
Section 14.04.
Binding Effect This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Backup Servicer, the Owner Trustee, the Account Bank, the Custodian, the Administrative Agent, the Secured Parties and their respective successors and permitted assigns and each Hedge Counterparty shall be an express third-party beneficiary of this Agreement.
Section 14.05.
Term of this Agreement This Agreement shall remain in full force and effect until the Facility Termination Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Article Five and the indemnification and payment provisions of Article Ten, the confidentiality provisions of Article Thirteen, the provisions of Section 14.10 and any other provision of this Agreement expressly stated to survive, shall be continuing and shall survive any termination of this Agreement.
Section 14.06.
GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUETHIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN § 5‑1401 AND § 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED

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HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
Section 14.07.
WAIVER OF JURY TRIALTO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 14.08.
Costs and Expenses. In addition to the rights of indemnification granted to the Administrative Agent, the Backup Servicer, the Account Bank, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article Ten, the Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent, the Backup Servicer, the Account Bank and the Secured Parties incurred in connection with the administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, subject to any agreed upon cap between the Borrower and the Administrative Agent, the reasonable fees and out-of-pocket expenses of counsel for the Backup Servicer, the Account Bank, the Administrative Agent and the Secured Parties with respect thereto and with respect to advising such entities as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by such entities in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith. This Section 14.08 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc., arising from any non-Tax claim.
Section 14.09.
No Insolvency Proceedings Notwithstanding any prior termination of this Agreement, no Lender shall, prior to the date which is one year and one day after the final payment of the Aggregate Unpaids, petition, cooperate with or encourage any other Person in petitioning or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining an Insolvency Proceeding against the Borrower under any United States federal or State Insolvency Laws or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar

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official of the Borrower or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Borrower.
Section 14.10.
Recourse Against Certain Parties No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Administrative Agent or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any such Person or any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Administrative Agent and any Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Person, and that no personal liability whatsoever shall attach to or be incurred by any administrator of any such Person or any incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, as such, or any other of them, under or by reason of any of the obligations, covenants or agreements of such Person contained in this Agreement or in any other such instruments, documents or agreements, or that are implied therefrom, and that any and all personal liability of every such administrator of such Person and each incorporator, stockholder, affiliate, officer, employee or director of such Person or of any such administrator, or any of them, for breaches by such Person of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section shall survive the termination of this Agreement.
(b)
The provisions of this Section shall survive the termination of this Agreement.
Section 14.11.
Limitations on Consequential, Indirect and Certain Other Damages No claim can be made by the Borrower, UACC or any of their respective Affiliates against the Administrative Agent, any Secured Party or any of their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages arising out of or related to the transactions contemplated by this Agreement or the other Basic Documents, or any act, omission or event occurring in connection therewith, and each of the Borrower and UACC, to the extent permitted by Applicable Law, hereby waives, releases and agrees

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not to bring any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 14.12.
AML Law Compliance The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), each of the Account Bank and Backup Servicer is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Account Bank or Backup Servicer. Each party hereby agrees that it shall provide the Account Bank and Backup Servicer with such identifying information and documentation as they may request from time to time in order to enable them to comply with all applicable requirements of AML Law.
Section 14.13.
Execution in Counterparts; Severability; Integration This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts,

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each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of securities when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
Section 14.14.
Limitation of Liability of Owner Trustee It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by [***], not individually or personally but solely as Owner Trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by [***], but is made and intended for the purpose for binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on [***], individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) [***], has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Agreement, and (v) under no circumstances shall [***], be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other Basic Document.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:

UACC AUTO FINANCING TRUST V

By: [***], not in its individual capacity but solely as Owner Trustee

By: [***], as its attorney-in-fact

By: /s/ [***]

Name: [***]
Title: [***]

Address for Notices:

UACC Auto Financing Trust V
c/o [***]

With a copy to:
United Auto Credit Corporation
1071 Camelback Street
Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Facsimile No.: [***]
E-mail: [***]

THE SERVICER AND CUSTODIAN:

UNITED AUTO CREDIT CORPORATION

By: /s/ [***]

Name: [***]
Title: [***]

Address for Notices:

United Auto Credit Corporation
1071 Camelback Street

Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Facsimile No.: [***]
E-mail: [***]

Warehouse Agreement

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Warehouse Agreement

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THE BACKUP SERVICER AND ACCOUNT BANK:	[***], as Backup Servicer and Account Bank By: [***], as its attorney-in-fact By: /s/ [***] Name: [***] Title: [***] Address for Notices: [***]

Warehouse Agreement

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THE ADMINISTRATIVE AGENT:

[***], as Administrative Agent

By: /s/ [***]

Name: [***]
Title: [***]

Address for Notices:

[***

[***]

[***]

[***]

[***]

Ref: UACC Auto Financing Trust V

w/copy to:

[***]

[***]

[***]

[***]

Ref: UACC Auto Financing Trust V

E-mail: [***]

Warehouse Agreement

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LENDERS:

[***]

By: /s/ [***]

Name: [***]
Title: [***]

Commitment: $150,000,000 (prior to 9/24/2022)
                       $200,000,000 (on or after 9/24/2022)

Address for Notices:

[***]

[***]

[***]

[***]

[***]

w/copy to:

[***]

[***]

[***]

[***]

Ref: UACC Auto Financing Trust V

E-mail: [***]

Warehouse Agreement

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SCHEDULE A

REPRESENTATIONS AND WARRANTIES REGARDING SECURITY INTEREST

The Borrower represents and warrants, as of the Closing Date and as of each Funding Date:

(i)
This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in all Receivables in favor of the Administrative Agent, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Borrower;
(ii)
The Borrower has taken all steps necessary to perfect its security interest against the Obligor in the property securing the Receivables;
(iii)
The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the applicable UCC;
(iv)
The Borrower owns and has good and marketable title to the Receivables free and clear of any Lien (other than Permitted Liens), claim, or encumbrance of any Person;
(v)
The Borrower has caused or will have caused, within [***] days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Administrative Agent hereunder;
(vi)
Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Borrower has not authorized the filing of and is not aware of any financing statements against the Borrower that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Administrative Agent hereunder or that has been terminated. The Borrower is not aware of any judgment or tax lien filings against the Borrower; and
(vii)
The Custodian has (x) in the case of Tangible Contract, in its possession or (y) in the case of an Electronic Contract, under its “control” (within the meaning of Section 9-105 of the UCC) all of the Contracts that constitute or evidence the Receivables. The Borrower has not communicated an Authoritative Copy of any Electronic Contract that constitutes or evidences any Receivable to any Person other than the Custodian on behalf of the Administrative Agent. The Tangible Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any Person. The Electronic Contracts which constitute or evidence the Receivables contain the Required Legend. All financing statements filed or to be filed against the Borrower in favor of the Administrative Agent in connection herewith describing the Receivables will contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Program Agent.”

SA-148

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SCHEDULE B

ELIGIBLE RECEIVABLE CRITERIA

An “Eligible Receivable” means, with respect to (i) all Receivables other than Acquired Portfolio Receivables, a Receivable as to which all of the following conditions are satisfied and (ii) all Acquired Portfolio Receivables, a Receivable as to which the Administrative Agent has approved the related sale and purchase agreement and all of the following conditions are satisfied excluding clauses (iii), (iv), (v), (vii), (viii), (ix), (xii), (xxx), (xxxiii), (xxxvii) and (xxxviii):

(i)
which is payable in Dollars in the United States and with respect to which, at the time of origination, the related Obligor provided as its most recent billing address an address located in the United States or one of its territories;
(ii)
with respect to which the related Obligor is not an Affiliate of the Originator, the U.S. government or any State or any agency, department or instrumentality of the U.S. government or any State or other government entity;
(iii)
with respect to which if the primary Obligor has a credit bureau score obtained from Fair-Isaacs Corporation, Experian, Equifax of TransUnion LLC, the score is at least [***];
(iv)
which had an original Principal Balance of not more than $[***] and the related Obligor of which is required to make payments to the Post Office Boxes or the Local Bank Account under the control of the Servicer;
(v)
which had a first Scheduled Payment due no more than [***] days after the date of origination of the related Contract and, at the time of inclusion in the Collateral, the first Scheduled Payment was not past due; provided, that no funds have been advanced by the Originator, the Borrower, the related Dealer, any of their respective Affiliates or any other Person in respect of making such first Scheduled Payment;
(vi)
which is not a Defaulted Receivable or Delinquent Receivable (a) at the time such Receivable first becomes part of the Collateral or (b) as of the related Cutoff Date;
(vii)
which no more than [***]% of any related Scheduled Payment is more than [***] days past due (a) at the time such Receivable first becomes part of the Collateral and (b) as of the first Securitization Date after the date on which such receivable first becomes part of the collateral;
(viii)
which was sold and originated in the United States in the ordinary course of the Originator’s business pursuant to a transaction constituting a bona fide sale, which was created as a result of an advance by the Originator in the ordinary course of its business, directly to or for the benefit of an Obligor for the purchase or refinancing of the Financed Vehicle and which, to the best of the Borrower’s knowledge, was originated without fraud or misrepresentation;

(ix)
with respect to which the related Contract satisfies in all material respects the requirements of the Credit and Collection Policy as in effect as of the related Cutoff Date, was underwritten by the Originator in accordance with the Credit and Collection Policy, which shall have complied with, at the time of its origination, and shall remain in compliance with, all Requirements of Law, including all consumer protection laws;
(x)
as to which the Borrower will have good and marketable title thereto and as to which there is no Lien (other than Liens arising pursuant to the related Receivable) against the related Financed Vehicle, and as to which at any time, the Administrative Agent, for the benefit of the Secured Parties, shall have a valid and perfected first priority security interest, free and clear of all Liens and rights of others;
(xi)
which provides for level monthly payments (provided that the payment in the first and last months of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed and yield interest, calculated in accordance with the Simple Interest Method, at the related APR over its original term of no fewer than [***] months and, no more than [***] months;
(xii)
which provides for, in the event that such Receivable is prepaid by the Obligor, a prepayment that fully pays the Principal Balance of such Receivable and any interest accrued at the related APR through the date of prepayment;
(xiii)
which has either (A) been originated by a Dealer approved by the Originator in the United States in the ordinary course of such Dealer’s business to finance the retail sale by such Dealer of the related Finance Vehicle and has been purchased by the Originator in the ordinary course of its respective business pursuant to a Dealer Agreement or (B) has been originated in the United States by the Originator in accordance with its customary practices, and sold to the Borrower by the Originator pursuant to the Purchase Agreement; provided that, in the case of (A) and (B) at the time of such origination the Dealer or the Originator, as applicable, had all necessary licenses and permits to originate such Receivable in the State where such Dealer or the Originator, as the case may be, was located;
(xiv)
with respect to which (a) the related Financed Vehicle was purchased with the proceeds of such Receivable, (b) to the knowledge of the Borrower, all accessories and optional equipment are described in the related Contract and (c) at the time of origination of the related Contract, such Financed Vehicle was not a commercial vehicle weighing over two tons, designated for racing, modified for use as a public delivery vehicle or any other commercial use;
(xv)
which provides the Borrower with a clear right of repossession on the Financed Vehicle securing such Receivable and contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

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(xvi)
the purchase of which with the proceeds of Commercial Paper Notes would constitute a “current transaction” within the meaning of Section 3(a)(3) of the Securities Act;
(xvii)
which is not subject to any right of rescission, cancellation, set-off, claim, counterclaim or defense (including the defense of usury) of the Obligor or any proceedings pending or, to the best of the Borrower’s knowledge threatened, wherein the Obligor or any Governmental Authority has alleged the related Contract is illegal or unenforceable;
(xviii)
which arises pursuant to a Contract with respect to which each of the Originator and the Borrower has performed all obligations required to be performed by it thereunder, including shipment of the related Financed Vehicle in good repair, without defects and in satisfactory order and/or the performance of the services purchased thereunder and, at the time such Receivable first became part of the Collateral, neither the Originator or the Borrower had done anything to impair the rights of the Secured Parties therein;
(xix)
which is secured by a valid, subsisting and enforceable first priority perfected security interest in favor of the Borrower in the related Financed Vehicle with respect to which all filings have been made, which security interest has been validly assigned by the Borrower to the Administrative Agent and with respect to which all filings necessary in any jurisdiction to give the Administrative Agent a first priority perfected security interest in such Receivable and Financed Vehicle have been made;
(xx)
which arises under a Contract which has been properly executed by the parties thereto and which represents the genuine, legal, valid and binding payment obligation in writing of the Obligor, in full force and effect, enforceable by the holder thereof in accordance with its terms, subject to the effect of Insolvency Laws affecting the enforcement of creditors’ rights generally;
(xxi)
with respect to which there is only one original Contract related thereto and such Contract has not been sold, transferred, assigned or pledged by the Originator to any Person other than the Borrower; and with respect to which the Originator has fulfilled all obligations to be fulfilled on its part under or in connection with the origination, acquisition and assignment of such Receivable, including giving notices or consents necessary to effect the acquisition of the Receivable and which, at the time such Receivable first became part of the Collateral, the related Contract has not been waived or modified, except in accordance with the Credit and Collection Policy;
(xxii)
with respect to which the related Financed Vehicle is required by the terms of the related Contract to be covered by an individual physical damage insurance policy in at least the minimum amount required by applicable State law and the related Contract (a) if required by applicable State law, requires such Obligor to pay all sales, use, property, excise and other similar Taxes imposed on or with respect to the related Financed Vehicle and (b) makes such Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to such Obligor’s right of quiet enjoyment;

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(xxiii)
which constitutes “tangible chattel paper” or “electronic chattel paper” under and as defined in Article 9 of the UCC as then in effect in the UCC;
(xxiv)
as to which (x) in the case of a Tangible Contract, there is only one original executed copy, and (y) in the case of an Electronic Contract, there is only one Authoritative Copy and any perceivable rendering of such Authoritative Copy bears the Required Legend;
(xxv)
as to which (x) in the case of a Tangible Contract, has been manually or electronically signed by the Obligor in the appropriate spaces, (y) in the case of an Electronic Contract, has been electronically signed through the DocuSign System or eOriginal SmartSign by the Obligor in the appropriate spaces and (z) in the case of a Contract which has been Exported, contains a representation of the electronic signature of the Obligor in the appropriate spaces and the document history includes the date and time such signatures were obtained; and, in each case, all blanks that are required to be filled in have been properly filled in;
(xxvi)
as to which the Custodian or the Title Administrator has possession for the benefit of the Secured Parties of the original Certificate of Title, or evidence of the electronic Certificate of Title;
(xxvii)
with respect to which the Contract evidencing such Receivable, including the description of the motor vehicle and/or services contained therein, is in all respects complete, accurate and represents the entire agreement between the Originator and the Obligor;
(xxviii)
with respect to which the related Receivable File is in the possession or “control” (within the meaning of Section 9-105 of the UCC) of the Custodian, and the Custodian has issued a Receivable Receipt to the Administrative Agent acknowledging that such Receivable File is in the Custodian’s possession or “control” (within the meaning of Section 9-105 of the UCC); and
(xxix)
(A) with respect to each Electronic Contract other than a Paper-In Contract, (a) such Contract was originally originated as an Electronic Contract and has not at any time been a Tangible Contract, (b) the E-Vault System (including the back-up system) is fully operational and is being maintained in accordance with the System Description, and the Custodian has access to the Warehouse Vault Partition (other than during routine maintenance or upgrades by the E-Vault Provider), (c) such Contract was created within the DocuSign System or eOriginal SmartSign by the Originator and, at all times after creation and prior to the transfer thereof to the Borrower, was maintained within the E-Vault System, (d) such Contract was transferred from the Originator Vault Partition to the Warehouse Vault Partition and such transfer has been accepted by the Custodian and confirmed by the Originator within the E-Vault System, (e) during the period from and after the origination thereof to the transfer thereof to the Borrower, the E-Vault Access Agreement was in full force and effect and there was no event of default or material breach by any party thereunder, (f) each of the E-Vault Access Agreement and the Electronic Collateral Control Agreement is in full force and effect and is no event of default or

155673.00101/154424345v.13

material breach by any party thereunder and (g) in respect of which all onboarding fees that are due and payable have been paid to DocuSign, eOriginal SmartSign and the E-Vault Provider and no fees will be payable to or in respect of DocuSign, eOriginal SmartSign or the E-Vault Provider in respect thereof under the E-Vault Access Agreement, the Electronic Collateral Control Agreement (other than in respect of Exporting) or any other applicable agreement, and (B) with respect to each Paper-In Contract, (a) prior to the conversion of such Paper-In Contract from a Tangible Contract to an Electronic Contract, UACC or its agents had sole possession of such Tangible Contract, (b) upon such conversion or within [30]1 days thereafter, such Tangible Contract was destroyed, (c) the destruction of such Tangible Contract was conducted by UACC or a third party agent on behalf of UACC, (d) the destruction of such Tangible Contract is evidenced in a manner that is satisfactory to the Administrative Agent, whether by visual recording or certification of UACC or such third party agent of UACC or by any other means, and that such evidence has been delivered to or made available to the Administrative Agent, and (e) at the time of conversion of the Paper-In Contract, the requirements set forth in subclauses (b), (d), (f) and (g) of the foregoing clause (A) were satisfied with respect to such Paper-In Contract;
(xxx)
which is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act;
(xxxi)
with respect to which any compromise, extension, rebate, adjustment, amendment or modification (including by the extension of time for payment or the granting of any discounts, allowances or credits) was made as permitted by the Credit and Collection Policy and [***];
(xxxii)
with respect to which the information set forth in the Schedule of Receivables is true and correct in all material respects as of the opening of business on the related Cutoff Date and with respect to which the Originator used no selection procedures (other than as expressly set forth in this Schedule) (a) that identified such Receivable as being less desirable or valuable than other comparable motor vehicle loans originated or acquired by the Originator or (b) for which no selection procedures adverse to the interests of the Secured Parties have been utilized;
(xxxiii)
with respect to which the related Financed Vehicle has not been repossessed from the Obligor at the time such Receivable first became part of the Collateral;
(xxxiv)
with respect to which the sale, transfer, assignment and conveyance of by the Originator is not subject to and will not result in any Tax payable by the Originator or the Borrower to any federal, State or local government, other than those Taxes which have or will be paid by the Originator as due;
(xxxv)
with respect to which, at the time of origination, all proceeds on the related Contract were fully disbursed and there is no requirement for future advances thereunder

1 [***]

155673.00101/154424345v.13

and all fees and expenses in connection with the origination of the Receivable have been paid;
(xxxvi)
which does not provide for the substitution, exchange or addition of any Financed Vehicle to such Receivable and with respect to which the related Financed Vehicle was properly delivered to the related Obligor in good repair, without defects and in satisfactory order;
(xxxvii)
with respect to which the Servicer holds the Certificate of Title or the application for a Certificate of Title for the related Financed Vehicle or the Servicer will obtain within [***] days of the related Cutoff Date a Certificate of Title with respect to the Financed Vehicle as to which the Servicer holds only such application;
(xxxviii)
with respect to which, the related Dealer (a) was selected by the Originator based on the Credit and Collection Policy, the Dealer’s financial operating history and record of compliance with requirements under applicable United States federal and State law, (b) is authorized to originate such Receivable for sale to the Originator and (c) has not engaged in any conduct constituting fraud or misrepresentation with respect to such Receivable;
(xxxix)
with respect to which, at the time of origination of the related Contract, (a) the related Dealer that sold the related Contract to the Originator has entered into a Dealer Agreement and such Dealer Agreement constitutes the entire agreement between the Originator and such Dealer with respect to the sale of such Contract to the Originator, (b) such Dealer Agreement is in full force and effect and is the legal, valid and binding obligation of the Originator, (c) there have been no material defaults by the Originator under such Dealer Agreement, (d) the Originator has fully performed all of its obligations under such Dealer Agreement, (e) the Originator has not made any written statements or representations to such Dealer inconsistent with any term of such Dealer Agreement, (f) the purchase price (as specified in such Dealer Agreement, if any) for such Contract has been paid in full by the Originator, (g) there is no other payment due to such Dealer from the Originator for the purchase of such Contract, (h) such Dealer has no right, title or interest in or to such Contract, (i) there is no prior course of dealing between such Dealer and the Originator which will affect the terms of such Dealer Agreement and (j) any payment owed to such Dealer by the Originator is a corporate obligation of the Originator in the nature of a bonus for amounts collected by the Originator in excess of the purchase price for such Contract;
(xl)
which, if the related Financed Vehicle is titled in the State of Texas, such Financed Vehicle is a “motor vehicle” as defined in Section 501.002 of the Texas Transportation Code;
(xli)
with respect to which the related Contract has not been stamped or otherwise marked to show any interest of any other Person or any such stamp or other mark has been cancelled;

155673.00101/154424345v.13

(xlii)
with respect to which, until such time as the Borrower has provided the Administrative Agent with copies of all required licenses under (a) the Maryland Vehicle Sales Finance Act, Maryland Code Annotated, Financial Institutions Sections 11-401 et seq., such Receivable may not have been originated in the State of Maryland or have an Obligor with a billing address in the State of Maryland or (b) the Pennsylvania Motor Vehicle Sales Finance Act, 69 P.S. Section 601 et seq., such Receivable may not have been originated in the State of Pennsylvania or have an Obligor with a billing address in the State of Pennsylvania;
(xliii)
which has a Loan-to-Value Ratio (CarStory) of no greater than [***]%;
(xliv)
which has a Loan-to-Value Ratio (KBB/NADA) of no greater than [***]%;
(xlv)
with respect to which the related Obligor has a PTI of less than [***]%;
(xlvi)
with respect to which the related Obligor has a DTI of less than [***]%;
(xlvii)
all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Servicemembers Civil Relief Act, the Electronic Signatures in Global and National Commerce Act (E-SIGN), the Uniform Electronic Transactions Act and other state adaptations thereof, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of such Receivable and the Financed Vehicles, have been complied with in all material respects, and such Receivable and the sale of the Financed Vehicle evidenced by such Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements;
(xlviii)
as to which, on the applicable Funding Date, the related Obligor has not been identified on the records of the Servicer as being the subject of a current bankruptcy proceeding;
(xlix)
with respect to which, the Servicer has not utilized, and has not permitted any Subservicer or any independent contractor or agent to utilize, any “starter interrupt” or similar device (each, a “SID”) that may be installed on the related Financed Vehicle, provided that, for the avoidance of doubt, the use of any global positioning system (GPS) enabled device that may accompany a SID that is installed on the related Financed Vehicle shall not be deemed a breach of this clause (xlvii); and
(l)
[***]

155673.00101/154424345v.13

SCHEDULE C

SCHEDULE OF RECEIVABLES

(Original delivered to the Administrative Agent)

SCHEDULE D

LOCATION OF RECEIVABLE FILES

United Auto Credit Corporation

1071 Camelback Street

Newport Beach, California 92660

[***]

SCHEDULE E

[***]

EXHIBIT A

Form of Funding Request

____________, 201_

[***]
[***]
[***]
[***]

[***]
Ref: UACC Auto Financing Trust V [Address]

Re: UACC Auto Financing Trust V Warehouse Agreement

Ladies and Gentlemen:

The undersigned is a Responsible Officer of UACC Auto Financing Trust V (the “Borrower”) and is authorized to execute and deliver this Funding Request on behalf of the Borrower pursuant to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders from time to time party thereto, and [***], as administrative agent. Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Warehouse Agreement.

The Borrower hereby requests that a Loan be made under the Warehouse Agreement on __________, ____ in the amount of $__________.

In connection with the foregoing, the undersigned hereby certifies, on behalf of the Borrower, as follows:

(1)
As of the date hereof, the Borrowing Base (calculated as of the previous Determination Date or, with respect to Receivables added to the Collateral following such Determination Date, but prior to or on such date of determination, the related Cutoff Date) is __________. Attached to this Funding Request is a true, complete and correct calculation of the Borrowing Base and all components thereof.
(2)
All of the conditions applicable to the requested Loan as set forth in the Warehouse Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Loan, including:
(b)
each of the representations and warranties contained in Article Five of the Warehouse Agreement are true and correct in all respects on and as of the date hereof, before and after giving effect to the Loan and to the application of the proceeds therefrom as though made on and as of the date hereof;

(c)
no event has occurred, or would result from such Loan or from the application of the proceeds therefrom, which constitutes a Termination Event or Unmatured Termination Event;
(d)
the Borrower is in material compliance with each of its covenants set forth in the Warehouse Agreement; and
(e)
to the best of the Borrower’s knowledge, no event has occurred which constitutes a Servicer Termination Event or Unmatured Servicer Termination Event.
(3)
The requested Loan will not, on the Funding Date, exceed the Available Amount.
(4)
The Collateral Coverage Ratio, with respect to the Receivables being added to the Collateral on such Funding Date, (a) is equal to ____%, which is equal to or less than the Advance Rate, or (b) in the case of a Reborrowing, is equal to ___%, which is equal to or less than the Collateral Coverage Ratio with respect to all Receivables then constituting a portion of the Collateral.
(5)
Attached hereto is a true, correct and complete Schedule A to the Purchase Agreement, reflecting all Receivables which will become part of the Collateral on the Funding Date, each Receivable reflected thereon being an Eligible Receivable.
(6)
The Cutoff Date with respect to the Receivables is , 20_ .
(7)
Prior to and after giving effect to the requested Loan, the Borrower is Solvent.

UACC AUTO FINANCING TRUST V

By: UNITED AUTO CREDIT CORPORATION, as Attorney-In-Fact

By:

Name:
Title:

A-161

155673.00101/154424345v.13

EXHIBIT B

FORM OF NOTE

[DATE]

FOR VALUE RECEIVED, the undersigned, UACC AUTO FINANCING TRUST V, a Delaware statutory trust (the “Borrower”), promises to pay to [***], as agent for the Lenders (the “Administrative Agent”), at the office of the Administrative Agent set forth in the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”) among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders named therein, and the Administrative Agent, on the Termination Date, in lawful money of the United States of America and in immediately available funds, the principal amount of [__________] Dollars ($[__________]), or, if less, such Lender’s Invested Percentage of the Loans Outstanding under the Warehouse Agreement, and to pay interest at such office, in like money, from the date hereof on the unpaid principal amount of such Lender’s Invested Percentage of the Loans from time to time outstanding at the rates and on the dates specified in the Warehouse Agreement.

The Administrative Agent is authorized to record, on the schedules annexed hereto and made a part hereof or on other appropriate records, the date and the amount each Lender’s Invested Percentage of each Loan made under the Warehouse Agreement, each continuation thereof, the funding period for such Loan and the date and amount of each payment or prepayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Administrative Agent to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Warehouse Agreement in respect of the Loans or each Lender’s Invested Percentage thereof.

This Note is one of the Notes referred to in the Warehouse Agreement, and is entitled to the benefits thereof. Capitalized terms used herein and defined herein have the meanings given them in the Warehouse Agreement. This Note is subject to periodic pay-downs, and optional and mandatory prepayment as provided in the Warehouse Agreement.

Upon the occurrence of a Termination Event, the Administrative Agent, on behalf of the Secured Parties, shall have all of the remedies specified in the Warehouse Agreement. The Borrower hereby waives presentment, demand, protest and all notices of any kind.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

UACC AUTO FINANCING TRUST V/

By: [***], not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

B-163

155673.00101/154424345v.13

Schedule 1 to
Note

Invested Percentage of Loans	Interest on Loans	Payments on Loans	Notation by Date

B-164

155673.00101/154424345v.13

EXHIBIT C

FORM OF ASSIGNMENT AND ACCEPTANCE

Dated __________, 201

Reference is made to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust V, as borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the lenders from time to time parties thereto and [***], as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meaning given to them in the Warehouse Agreement.

__________________ (the “Assignor”) and ___________________ (the “Assignee”) agree as follows:

1.
The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor’s rights and obligations under the Warehouse Agreement as of the date hereof which represents the percentage interest specified in Section 1 of Schedule 1 of all outstanding rights and obligations of the Assignor under the Warehouse Agreement, including such interest in the Commitment of the Assignor and the Lender Advances made by the Assignor. After giving effect to such sale and assignment, the Commitment and the amount of Lender Advances made by the Assignee will be as set forth in Section 2 of Schedule 1.
2.
The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien.
3.
The Assignor and the Assignee confirm to and agree with each other and the other parties to Warehouse Agreement that: (i) other than as provided herein, the Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Warehouse Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Warehouse Agreement or any other instrument or document furnished pursuant thereto; (ii) the Assignee confirms that it has received a copy of the Warehouse Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iii) the Assignee will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender party to the Warehouse Agreement and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Warehouse Agreement; (iv) the Assignor and the Assignee confirm that the Assignee is an Eligible Assignee; (v) the Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vi) the Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Warehouse Agreement are required to be performed by it as a Lender, including the confidentiality provisions of Article Thirteen; and (vii) this Assignment and Acceptance meets all other requirements for such an Assignment and Acceptance set forth in Article Thirteen of the Warehouse Agreement.
4.
Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance. The effective date of this Assignment and Acceptance (the “Assignment Date”) shall be the date of acceptance thereof by the Administrative Agent, unless a later date is specified in Section 3 of Schedule 1.
5.
The Assignor and the Assignee agree to reimburse the Administrative Agent for all reasonable fees, costs and expenses (including reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) incurred by the Administrative Agent in connection with this Assignment and Acceptance.
6.
Upon such acceptance by the Administrative Agent, the Assignee shall be a party to the Warehouse Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, provided, however, that the Assignor shall, to the extent such rights have been assigned by it under this Assignment and Acceptance, relinquish its assigned rights and be released from its assigned obligations under the Warehouse Agreement (and, in the case of an Assignment and Acceptance coving all or the remaining portion of an assigning Assignor’s rights and obligations under the Warehouse Agreement, Assignor shall cease to be a party thereto).
7.
Upon such acceptance by the Administrative Agent, from and after the Assignment Date, the Administrative Agent shall make, or cause to be made, all payments under the Warehouse Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Warehouse Agreement for periods prior to the Assignment Date directly between themselves.
8.
THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

155673.00101/154424345v.13

IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Acceptance and Assignment as of the __ day of ________, 201 .

_______________, as Assignor

By:

Name:
Title:

_______________, as Assignee

By:

Name:
Title:

cc:

UACC Auto Financing Trust V
c/o [***]

With a copy to:
United Auto Credit Corporation
1071 Camelback Street
Newport Beach, California 92660
Attention: [***]
Telephone No.: [***]
Email: [***]

155673.00101/154424345v.13

Schedule 1
to
Assignment and Acceptance
Dated _________, 20_

Section 1.
Percentage Interest:	________%
Section 2.
Assignee’s Commitment:	$_____________
Aggregate Lender Advances Owing to the Assignee:	$_____________
Section 3.
Assignment Date: _____________, 20_

155673.00101/154424345v.13

EXHIBIT D

CREDIT AND COLLECTION POLICY

[Provided In Electronic Form]

EXHIBIT E

FORM OF POWER OF ATTORNEY

This Power of Attorney (this “Power of Attorney”) is executed and delivered by UACC Auto Financing Trust V (“Grantor”) to [***], as Administrative Agent (“Attorney”), pursuant to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust V, as borrower (the “Borrower”), United Auto Credit Corporation, as servicer and as custodian, [***], acting through its Corporate Trust Services division, as backup servicer and account bank, the lenders from time to time parties thereto, and [***], as administrative agent. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Warehouse Agreement.

No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney. This Power of Attorney is coupled with an interest and may not be revoked or canceled by Grantor until all Aggregate Unpaids have been indefeasibly paid in full or Attorney has provided its written consent thereto.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in Attorney’s own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Warehouse Agreement, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, upon the occurrence and during the continuance of any Termination Event, to do the following: (a) exercise all rights and privileges of Grantor under the Purchase Agreement (including each Transfer Agreement); (b) pay or discharge any taxes, Liens or other encumbrances levied or placed on or threatened against Grantor or Grantor’s property; (c) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (d) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property; (e) sell, transfer, pledge, make any agreement with respect to or otherwise deal with, any of Grantor’s property, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; and (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared by or on behalf of Grantor under the Warehouse Agreement or any other Basic Document, all as though Attorney were the absolute owner of its property for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon its property or assets and the Liens of the Administrative Agent, as agent for the Secured Parties thereon, all as fully and effectively as it might do. All actions taken by Attorney pursuant to this Power of Attorney may be taken directly by the Administrative Agent.

Grantor hereby ratifies, to the extent permitted by Applicable Law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor as of this __ day of [_____________] 2019.

UACC AUTO FINANCING TRUST V

By: [***], not in its individual capacity but solely as Owner Trustee

By:

Name:
Title:

Sworn to and subscribed before

me this __ day of [_________] 2019

_____________________________________

Notary Public

[NOTARY SEAL]

E-171

155673.00101/154424345v.13

EXHIBIT F

[***]

EXHIBIT G

FORM OF RELEASE OF DOCUMENTS

__________, 201

[Custodian]

Attention:

Re: UACC Auto Financing Trust V Warehouse Agreement

Ladies and Gentlemen:

Reference is made to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust V, as borrower, United Auto Credit Corporation, as servicer (the “Servicer”) and as custodian, [***], as backup servicer and account bank, the lenders from time to time parties thereto, and [***], as administrative agent (the “Administrative Agent”).

The undersigned, in its capacity as Servicer under the Warehouse Agreement, hereby requests (check one):

______ that the Custodian release to the Servicer the Receivable Files or other documents set forth on Schedule A to this Release of Documents. All documents so released to the Servicer shall be held by the Servicer in trust for the benefit of the Administrative Agent in accordance with the terms of the Warehouse Agreement and the Servicer agrees to return to the Custodian the Receivable File or other such documents when the Servicer’s need therefor no longer exists.

______ that the Custodian permanently release to the Servicer the Receivable Files or other documents set forth on Schedule B to this Release of Documents and the Servicer certifies with respect to such Receivable Files that the related Receivable has been liquidated, prepaid or repaid and that all amounts received in connection with such liquidated Receivable have been credited to the Collection Account as provided in the Warehouse Agreement.

Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Warehouse Agreement.

The undersigned has executed this Release of Documents as of the date first written above.

UNITED AUTO CREDIT CORPORATION

By:

Name:
Title:

AGREED AND ACCEPTED:

,

as Custodian

By:

Name:
Title:

EXHIBIT H

FORM OF RECEIVABLE RECEIPT

__________, 201

[***]
as Administrative Agent
[***]
[***]
[***]

[***]
Ref: UACC Auto Financing Trust V

Attention: [___________]

Re: UACC Auto Financing Trust V Warehouse Agreement

Ladies and Gentlemen:

Reference is made to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among UACC Auto Financing Trust V, as borrower, United Auto Credit Corporation (“UACC”), as servicer and as custodian (in such capacity, the “Custodian”), [***], as backup servicer and account bank, the lenders from time to time parties thereto, and [***], as administrative agent (the “Administrative Agent”).

The undersigned, on behalf of UACC, in its capacity as Custodian under the Warehouse Agreement, hereby acknowledges (i) delivery of the executed original counterpart of the Contracts set forth on Schedule 1 hereto, evidencing the related Receivables and (ii) stating that the executed original counterparts of the Contracts set forth on Schedule 2 hereto have not been delivered to the Custodian or are mutilated or damaged in any material respect.

Capitalized terms used herein that are not otherwise defined shall have the meaning ascribed thereto in the Warehouse Agreement.

UNITED AUTO CREDIT CORPORATION,
as Custodian

By:

Name:
Title:

Schedule 1
To Receivable Receipt

H-176

155673.00101/154424345v.13

Schedule 2
To Receivable Receipt

H-177

155673.00101/154424345v.13

EXHIBIT I

FORM OF SECURITIZATION RELEASE

Reference is hereby made to the Warehouse Agreement, Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders from time to time party thereto, and [***], as administrative agent. Capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Warehouse Agreement.

The Borrower hereby represents and warrants that each condition in the Warehouse Agreement and each other Basic Document, to the consummation of the Securitization to which this Securitization Release relates, has been satisfied, including but not limited to delivery of (i) the executed Securitization Date Certificate, in substantially the form attached hereto as Annex 1 and (i) the executed notice, in substantially the form attached hereto as Annex 2.

Upon deposit in the Collection Account of $___________ in accordance with Section 2.15(a)(iv) in immediately available funds, the Administrative Agent hereby releases all of its right, title and interest, including its Lien, in and to the following:

(a)
the Receivables to be transferred by the Borrower in the related Securitization and described in Schedule I hereto (the “Securitized Assets” and such Schedule, the “Schedule of Securitized Assets”), together with the related Contracts (including the agreement to service the Receivables), whether now existing or hereafter acquired, and any accounts or obligations evidenced thereby, any guarantee thereof, all Collections related thereto, and all monies due (including any payments made under any guarantee or similar credit enhancement with respect to any such Securitized Assets) or to become due or received by any Person in payment of any of the foregoing on or after the related Securitization Date;
(b)
[***]; and
(c)
all income, products, accessions and proceeds of the foregoing.

Executed as of __________, 201_.

UACC AUTO FINANCING TRUST V, as Borrower

By: UNITED AUTO CREDIT CORPORATION, as Attorney-In-Fact

By:

Name:
Title:

UNITED AUTO CREDIT CORPORATION, as Servicer

By:

Name:
Title:

[***], as Administrative Agent

By:

Name:
Title:

155673.00101/154424345v.13

ANNEX 1

UACC AUTO FINANCING TRUST V

SECURITIZATION DATE CERTIFICATE
PURSUANT TO SECTION 2.15(a)
OF THE WAREHOUSE AGREEMENT

UACC AUTO FINANCING TRUST V, a Delaware statutory trust, as borrower (the “Borrower”), delivers this certificate pursuant to Section 2.15(a) of the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders from time to time party thereto, and [***], as administrative agent, and hereby certifies, as of the date hereof, the following:

(a)
the Borrower has sufficient funds on the related Securitization Date to effect the Securitization in accordance with the Warehouse Agreement (taking into account, to the extent necessary, the proceeds of sales of the Collateral in the Securitization);
(b)
after giving effect of the Securitization, the release by the Administrative Agent of the related Receivables on the Securitization Date and the transfer by the Borrower of the related Receivables on the Securitization Date, (A) the representations and warranties contained in Section 5.01 and 5.02 of the Warehouse Agreement continue to be true and correct in all material respects, except to the extent relating to an earlier date and (B) no Unmatured Termination Event, Termination Event, Servicer Termination Event or Unmatured Servicer Termination Event has resulted; and
(c)
no adverse selection procedure shall have been used by the Borrower with respect to the Receivables that will remain subject to this Agreement after giving effect to the Securitization.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Warehouse Agreement.

155673.00101/154424345v.13

IN WITNESS WHEREOF, the Borrower has caused this certificate to be executed on its behalf this ___ day of _________, 201_.

UACC AUTO FINANCING TRUST V, as Borrower

By: UNITED AUTO CREDIT CORPORATION, as Attorney-In-Fact

By:

Name:
Title:

155673.00101/154424345v.13

ANNEX 2

FORM OF NOTICE

UACC AUTO FINANCING TRUST V

______________, 20___

[***],

as Administrative Agent

[***]

[***]

[***]

[***]

Ref: UACC Auto Financing Trust V

Attention: [_____________]

Re: UACC AUTO FINANCING TRUST V– Warehouse Agreement

Ladies and Gentlemen:

Reference is made to the Warehouse Agreement, dated as of July 11, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Warehouse Agreement”), among the Borrower, United Auto Credit Corporation, as servicer and as custodian, [***], as backup servicer and account bank, the Lenders from time to time party thereto, and [***], as administrative agent.

Pursuant to Section 2.15(a)(i) of the Warehouse Agreement, the Borrower gives notice of its intent to effect a Securitization on or about __________, 20__ (which date is no fewer than [***] Business Days after the date of delivery of this notice to the Administrative Agent).

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Warehouse Agreement.

155673.00101/154424345v.13

Very truly yours,

UACC AUTO FINANCING TRUST V

By: UNITED AUTO CREDIT CORPORATION, as Attorney-In-Fact

By:

Name:
Title:

155673.00101/154424345v.13

Schedule I

Securitization Release

Schedule of Securitized Assets